We are pleased to provide you with updated information regarding your Princpal Variable Annuity contract.


                       SUPPLEMENT DATED OCTOBER 24, 2003

                  TO THE PRINCIPAL VARIABLE ANNUITY PROSPECTUS

                               DATED MAY 1, 2003


The following applies to Contracts issued on or after the later of November 10, 2003 or the date state insurance authorities approved the Contract modification.


STANDARD DEATH BENEFIT

The amount of the standard death benefit is the greatest of:
.. the accumulated value on the date we receive proof of death and all required documents;
.. the total of purchase payments minus the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges) made prior to the date we receive proof of death and all required documents; or
.. the highest accumulated value on any prior contract anniversary that is divisible by seven plus any purchase payments and minus the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges) made after that contract anniversary.

The proportionate withdrawal amount is equal to (a) divided by (b) where:


 (a) is the amount of the partial surrender (and any applicable fees and charges) and
 (b) is the accumulated value immediately before the partial surrender.

     Example: If your accumulated value is $10,000 and you take a partial surrender of $2,000 (20%), we reduce the accumulated value by 20% and adjust the total of all purchase payments by 20% for purposes of calculating the death benefit.

ANNUAL ENHANCED DEATH BENEFIT

This is an optional death benefit rider. Under this rider, if the original annuitant or original owner dies before the annuity payment date, the amount of the death benefit is the greatest of:
.. the standard death benefit;
.. the annual increasing death benefit, based on purchase payments (accumulated at 5% annually) minus the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges) (accumulated at 5% annually) until the later of the contract anniversary after the 75th birthday of the older of the original owner or the original annuitant or five years from the effective date of the rider; or
.. the highest accumulated value on any prior contract anniversary, plus purchase payments and minus the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges) until the contract anniversary following the later of the 75th birthday of the older of the original owner or the original annuitant or five years from the effective date of the rider.

The proportionate withdrawal amount is equal to (a) divided by (b) where:

 (a) is the amount of the partial surrender (and any applicable fees and charges) and
 (b) is the accumulated value immediately before the partial surrender.

     Example: If your accumulated value is $10,000 and you take a partial surrender of $2,000 (20%), we reduce the accumulated value by 20% and adjust the total of all purchase payments by 20% for purposes of calculating the death benefit.

For contracts issued in New York - under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable to the beneficiary is the greater of:

.. the standard death benefit; or
.. the highest accumulated value on a contract anniversary until the contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.


LOCK-IN FEATURE. . At the later of the contract anniversary following the original owner's or original annuitant's 75th birthday ("lock-in date"), the death benefit amount is locked-in. After the lock-in date, the death benefit increases by purchase payments (subject to applicable restrictions) made after the lock-in date, minus the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges). The death benefit is locked-in, so it will only decrease by the proportionate withdrawal amount of each partial surrender (and any applicable fees and charges). Once the standard death benefit equals the annual enhanced death benefit, the annual enhanced death benefit and any associated charge terminate. The standard death benefit then applies.



TERMINATION. . You may terminate the annual enhanced death benefit at anytime. Once the annual enhanced death benefit is terminated, it cannot be reinstated (except in Florida).


The annual cost of the rider is 0.20% of the annual accumulated value (0.15% in New York). The charge is equal to 0.05% (0.0375% in New York) of the average accumulated value during the calendar quarter. The cost will be deducted through the redemption of units from your Contract's accumulated value in the same proportion as the surrender allocation percentages among the DCA Plus Accounts, Fixed Account and divisions. If the rider is purchased after the beginning of a quarter, then the charge is prorated according to the number of days it is in effect during the quarter. Upon termination of the rider or upon death, you will be charged based on the number of days it is in effect during the quarter. The enhanced death benefit rider is only available at the time the Contract is issued. Thus, once a Contract has been purchased without the rider, it may not be added at a later date.


RF 581 S-21

                         FLEXIBLE VARIABLE ANNUITY



           Issued by Principal Life Insurance Company (the "Company")

                     This prospectus is dated May 1, 2003.


The individual deferred annuity contract ("Contract") described in this prospectus is funded with the Principal Life Insurance Company Separate Account B ("Separate Account"), dollar cost averaging fixed accounts ("DCA Plus Accounts") and a Fixed Account. The DCA Plus Accounts and the Fixed Account are a part of the General Account of the Company. The assets of the Separate Account Divisions ("divisions") are invested in the following underlying mutual funds:



    AIM V.I. Core Equity Fund - Series I                                           Capital Value Account
    AIM V.I. Growth Fund - Series I                                                Equity Growth Account
    AIM V.I. Premier Equity Fund - Series I                                        Government Securities Account
    American Century Variable Portfolios, Inc.                                     Growth Account
     VP Income & Growth Fund - Class I                                             International Account
     VP Ultra Fund - Class I                                                       International Emerging Markets
                                                                                   Account
     VP Value Fund - Class II                                                      International SmallCap Account
    Dreyfus Investment Portfolios                                                  LargeCap Blend Account
     Founders Discovery Portfolio - Initial Class                                  LargeCap Growth Account/(//2//)/
    Fidelity Variable Insurance Products Fund                                      LargeCap Growth Equity Account
     Contrafund/(R)/ Portfolio - Service Class                                     LargeCap Stock Index Account
     Equity-Income Portfolio - Service Class 2                                     LargeCap Value Account
     Growth Portfolio - Service Class                                              Limited Term Bond/(//3//)/
    INVESCO Variable Investment Funds, Inc.                                        MicroCap Account/(//2//)/
     Dynamics Fund                                                                 MidCap Account
     Health Sciences Fund                                                          MidCap Growth Account
     Small Company Growth                                                          MidCap Growth Equity
                                                                                   Account/(//2//)/
     Technology Fund                                                               MidCap Value Account
    Janus Aspen Series                                                             Money Market Account
     Mid Cap Growth Portfolio - Service Shares/(1)/                                Real Estate Account
    Principal Variable Contracts Fund, Inc.                                        SmallCap Account
     Asset Allocation Account                                                      SmallCap Growth Account
     Balanced Account                                                              SmallCap Value Account
     Bond Account                                                                  Utilities Account





    /(1)/ formerly Janus Aspen Series - Aggressive Growth Portfolio /(2)/ not available after May 19, 2003
    /(//3//)/ available May 19, 2003

This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information ("SAI"), dated May 1, 2003, which has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or telephoning:

                      Principal Flexible Variable Annuity
                           Principal Financial Group
                                 P. O. Box 9382
                          Des Moines, Iowa 50306-9382
                           Telephone: 1-800-852-4450

An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

As the owner of this Contract, you may elect a purchase payment credit rider with an additional charge and an associated 9-year surrender charge period. The purchase payment credit rider is only available when the Contract is issued. The portions of this prospectus that specifically pertain to election of the purchase payment credit rider are shown by gray boxes.


The charges used to recoup our expense of paying the purchase payment credit include the surrender charge and the purchase payment credit rider charge.


The Contract is available with or without the purchase payment credit rider. There may be circumstances where electing the purchase payment credit rider is not to your advantage. In certain circumstances, the amount of the credit may be more than offset by the charges associated with it. The Contract without the purchase payment credit rider has surrender charges and total Separate Account annual expenses that may be lower than the charges for the Contract with the purchase payment credit rider. You should consult with your sales representative to decide if the purchase payment credit rider is suitable. In making this determination, you and your sales representative should consider the following factors:
.. the length of time you plan to own the Contract;
.. the frequency, amount and timing of any partial surrenders; and .. the amount and timing of your purchase payment(s).
Additionally, if you decide to return the Contract during the examination period, we will recover the original purchase payment credit amount. If the value of the purchase payment credit has declined during the examination period, we still recover the full amount of the purchase payment credit.





The Contract provides an exchange credit that is available to eligible purchasers (see Replacement Contracts - Exchange Credit). The exchange credit is paid for by a reduction in sales commissions for Contracts sold with the exchange credit. Sales commissions are paid by Contract charges and deductions. The charges and deductions are neither proportionally reduced nor increased for Contracts sold with the exchange credit.


These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds. These prospectuses should be kept for future reference.

                               TABLE OF CONTENTS


GLOSSARY................................................................5

SYNOPSIS................................................................7

SUMMARY.................................................................11

 Investment Limitations................................................. 12

 Separate Account Investment Options.................................... 12

 Transfers.............................................................. 13

 Surrenders............................................................. 13

 Charges and Deductions................................................. 13

 Annuity Payments....................................................... 14

 Death Benefit.......................................................... 14

 Examination Period (Free-Look)......................................... 14

THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY.................................14

THE COMPANY.............................................................14

THE SEPARATE ACCOUNT....................................................14

THE UNDERLYING MUTUAL FUNDS.............................................15

SURPLUS DISTRIBUTIONS...................................................23

THE CONTRACT............................................................23

 To Buy a Contract...................................................... 23

 Purchase Payments...................................................... 23

 Right to Examine the Contract (Free-Look).............................. 24

 Replacement Contracts.................................................. 24

 Purchase Payment Credit Rider.......................................... 25

 The Accumulation Period................................................ 26

 Automatic Portfolio Rebalancing (APR).................................. 28

 Telephone and Internet Services........................................ 29

 Surrenders............................................................. 29

 Death Benefit.......................................................... 30

 The Annuity Payment Period............................................. 32

CHARGES AND DEDUCTIONS..................................................33

 Annual Fee............................................................. 33

 Mortality and Expense Risks Charge..................................... 34

 Purchase Payment Credit................................................ 34

 Transaction Fee........................................................ 34

 Premium Taxes.......................................................... 34

 Surrender Charge....................................................... 34

 Free Surrender Privilege............................................... 35

 Administration Charge.................................................. 36

 Special Provisions for Group or Sponsored Arrangements................. 36

FIXED ACCOUNT AND DCA PLUS ACCOUNTS.....................................37

 Fixed Account.......................................................... 37

 Fixed Account Accumulated Value........................................ 37

 Fixed Account Transfers, Total and Partial Surrenders.................. 38

 Dollar Cost Averaging Plus Program (DCA Plus Program).................. 38

GENERAL PROVISIONS......................................................39

 The Contract........................................................... 39

 Delay of Payments...................................................... 39

 Misstatement of Age or Gender.......................................... 40

 Assignment............................................................. 40

 Change of Owner........................................................ 40

 Beneficiary............................................................ 40

 Contract Termination................................................... 40

 Reinstatement.......................................................... 41

 Reports................................................................ 41

RIGHTS RESERVED BY THE COMPANY..........................................41

DISTRIBUTION OF THE CONTRACT............................................42

PERFORMANCE CALCULATION.................................................42

VOTING RIGHTS...........................................................43

FEDERAL TAX MATTERS.....................................................43

 Non-Qualified Contracts................................................ 43

 Required Distributions for Non-Qualified Contracts..................... 44

 IRA, SEP and SIMPLE-IRA................................................ 44

 Rollover IRAs.......................................................... 45

 Withholding............................................................ 45

MUTUAL FUND DIVERSIFICATION.............................................45

STATE REGULATION........................................................45

GENERAL INFORMATION.....................................................46

FINANCIAL STATEMENTS....................................................46

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............47

APPENDIX A..............................................................48

The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

GLOSSARY


ACCUMULATED VALUE - an amount equal to the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value plus the Separate Account accumulated value.


ANNIVERSARY - the same date and month of each year following the contract date.


ANNUITANT - the person, including any joint annuitant, on whose life the annuity payment is based. This person may or may not be the owner.


ANNUITY PAYMENT DATE - the date the owner's accumulated value is applied, under an annuity payment option, to make income payments. (Referred to in the Contract as "Retirement Date.")


CONTRACT DATE - the date that the Contract is issued and which is used to determine contract years.


CONTRACT YEAR - the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary. (e.g. If the contract date is June 5, 2003, the first contract year ends on June 4, 2004, and the first contract anniversary falls on June 5, 2004.)


DOLLAR COST AVERAGING PLUS (DCA PLUS) ACCOUNT - an account which earns guaranteed interest for a specific amount of time. (Referred to in the Contract as "Fixed DCA Account.")


DOLLAR COST AVERAGING PLUS (DCA PLUS) ACCUMULATED VALUE - the amount of your accumulated value which is in the DCA Plus Account(s).


DOLLAR COST AVERAGING PLUS (DCA PLUS) PROGRAM - a program through which purchase payments are transferred from a DCA Plus Account to the divisions and/or the Fixed Account over a specified period of time. (Referred to in the Contract as "Fixed DCA Account.")


FIXED ACCOUNT - an account which earns guaranteed interest.


FIXED ACCOUNT ACCUMULATED VALUE - the amount of your accumulated value which is in the Fixed Account.


INVESTMENT OPTIONS - the DCA Plus Accounts, Fixed Account and Separate Account divisions.


JOINT ANNUITANT - additional annuitant. Joint annuitants must be husband and wife and must be named as owner and joint owner.


JOINT OWNER - an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Joint owners must be husband and wife and must be named as annuitant and joint annuitant.


NON-QUALIFIED CONTRACT - a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.


NOTICE - any form of written communication received by us, at the annuity service office, P.O. Box 9382, Des Moines, Iowa 50306-9382, or in another form approved by us in advance.


OWNER - the person, including joint owner, who owns all the rights and privileges of this Contract.


PURCHASE PAYMENTS - the gross amount contributed to the Contract.


QUALIFIED PLANS - retirement plans which receive favorable tax treatment under
Section 401 or 403(a) of the Internal Revenue Code.

SEPARATE ACCOUNT DIVISION (DIVISION(S)) - a part of the Separate Account which invests in shares of a mutual fund. (Referred to in the marketing materials as "sub-accounts.")


SEPARATE ACCOUNT ACCUMULATED VALUE - the amount of your accumulated value in all divisions.


SURRENDER CHARGE - the charge deducted upon certain partial or total surrender of the Contract before the annuity payment date.


SURRENDER VALUE - accumulated value less any applicable surrender charge, annual fee, transaction fee and any premium or other taxes.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of a division prior to annuity payment date.


UNIT VALUE - a measure used to determine the value of an investment in a division.


VALUATION DATE - each day the New York Stock Exchange ("NYSE") is open.


VALUATION PERIOD - the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. (3:00 p.m. C.T.) on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.


YOU, YOUR - the owner of this Contract, including any joint owner.

SYNOPSIS


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. State premium taxes may also be deducted.

       CONTRACT OWNER TRANSACTION EXPENSES
 ------------------------------------------------------------------------------
 Sales charge imposed on purchase payments (as a  .none
 percentage of purchase payments)
 ------------------------------------------------------------------------------
 Maximum deferred surrender charge (as a          .6%
 percentage of amount surrendered)/(1)/
 ------------------------------------------------------------------------------
 Maximum deferred surrender charge (as a          .8%
 percentage of amount surrendered)/(2)/
 ------------------------------------------------------------------------------
 Transaction Fees (as a percentage of amount
 surrendered)                                     .$30 for each unscheduled
 . guaranteed maximum                               partial surrender after the
                                                    12th in a contract year
                                                  .zero
 .current
 ------------------------------------------------------------------------------
 Transfer Fee                                     .$30 for each unscheduled
 . guaranteed maximum                               transfer after the 12th in
                                                    a contract year
 .current                                         .zero
 ------------------------------------------------------------------------------


(1) Surrender charge without the purchase payment credit rider (as a percentage of amounts surrendered):

                     TABLE OF SURRENDER CHARGES WITHOUT THE PURCHASE PAYMENT CREDIT RIDER
                    ---------------------------------------------------------------------
                    NUMBER OF COMPLETED CONTRACT YEARS     SURRENDER CHARGE APPLIED TO ALL
                        SINCE EACH PURCHASE PAYMENT         PURCHASE PAYMENTS RECEIVED IN
                                 WAS MADE                        THAT CONTRACT YEAR
                    ----------------------------------     -------------------------------
                       0 (year of purchase payment)                      6%
                                     1                                   6%
                                     2                                   6%
                                     3                                   5%
                                     4                                   4%
                                     5                                   3%
                                     6                                   2%
                                7 and later                              0%




(2) Surrender charge with the purchase payment credit rider (as a percentage of amounts surrendered):




                     TABLE OF SURRENDER CHARGES WITH THE PURCHASE PAYMENT CREDIT RIDER
                    -------------------------------------------------------------------
                    NUMBER OF COMPLETED CONTRACT YEARS   SURRENDER CHARGE APPLIED TO ALL
                       SINCE EACH PURCHASE PAYMENT        PURCHASE PAYMENTS RECEIVED IN
                                 WAS MADE                      THAT CONTRACT YEAR
                    ----------------------------------   -------------------------------
                       0 (year of purchase payment)                    8%
                                    1                                  8%
                                    2                                  8%
                                    3                                  8%
                                    4                                  7%
                                    5                                  6%
                                    6                                  5%
                                    7                                  4%
                                    8                                  3%
                               9 and later                             0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

 Annual Contract Fee (waived for Contracts with   the lesser of $30
 accumulated value of $30,000 or more)            or 2% of the
 -------------------------------------------------accumulated value
                                                  -----------------------------
 Separate Account Annual Expenses (as a
 percentage of                                    1.25%
 average account value)                           0.00
 . Mortality and Expense Risk Fees                1.25%
 . Other Account Fees and Expenses
 ------------------------------------------------------------------------------
 Separate Account Annual Expenses ((with
 optional purchase
 payment credit rider) as a percentage of         1.25%
 average account value)                           0.60
 . Mortality and Expense Risk Fees                0.00
 . Purchase Payment Credit Rider                  1.85%
 . Other Account Fees and Expenses
 ------------------------------------------------------------------------------
 Administrative Charge                            0.15 % of separate account
 . guaranteed maximum                              accumulated value
                                                  none
 .current
 ------------------------------------------------------------------------------



The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained its prospectus.


Annual Underlying Mutual Fund Operating Expenses as of December 31, 2002.

                                                                                MINIMUM        MAXIMUM
 ---------------------------------------------------------------------------------------------------------
 Total annual underlying mutual fund operating expenses (expenses that are
 deducted from underlying mutual fund assets, including management fees,         0.39%          2.26%
 distribution and/or service (12b-1) fees and other expenses)
 ---------------------------------------------------------------------------------------------------------


Annual expenses of the mutual funds (as a percentage of average net assets) as of December 31, 2002:

                                                MANAGEMENT    12B-1     OTHER            TOTAL EXPENSES
           UNDERLYING MUTUAL FUNDS                 FEES       FEES     EXPENSES   BEFORE REIMBURSEMENT/ //(1)/
           -----------------------              ----------    -----    --------  ------------------------------
AIM V.I. Core Equity Fund - Series I              0.61%        N/A      0.17%            0.78%
AIM V.I. Growth Fund - Series I                   0.63         N/A      0.28             0.91
AIM V.I. Premier Equity Fund - Series I           0.61         N/A      0.24             0.85
American Century Variable Portfolios, Inc.
 VP Income & Growth Fund - Class I                0.70         N/A      0.00             0.70
 VP Ultra Fund - Class I                          1.00         N/A      0.00             1.00
 VP Value Fund - Class II                         0.85        0.25      0.00             1.10
Dreyfus Investment Portfolios
 Founders Discovery Portfolio - Initial Class     0.90         N/A      0.60             1.50/(2)/
Fidelity Variable Insurance Products
 Contrafund Portfolio - Service Class             0.58        0.10      0.10             0.78
 Equity-Income Portfolio - Service Class 2        0.48        0.25      0.10             0.83
 Growth Portfolio - Service Class                 0.58        0.10      0.09             0.77
INVESCO Variable Investment Funds, Inc.
 Dynamics Fund                                    0.75         N/A      0.37             1.12/(3)/
 Health Sciences Fund                             0.75         N/A      0.32             1.07/(3)/
 Small Company Growth Fund                        0.75         N/A      0.56             1.31/(4)/
 Technology Fund                                  0.75         N/A      0.36             1.11/(3)/
Janus Aspen Series                                               .
 Mid Cap Growth Portfolio - Service Shares        0.65        0.25      0.02             0.92
Principal Variable Contracts Fund
 Asset Allocation Account                         0.80         N/A      0.04             0.84
 Balanced Account                                 0.59         N/A      0.03             0.62/(3)/
 Bond Account                                     0.47         N/A      0.02             0.49
 Capital Value Account                            0.60         N/A      0.01             0.61/(3)/
 Equity Growth Account                            0.75         N/A      0.02             0.77
 Government Securities Account                    0.46         N/A      0.01             0.47
 Growth Account                                   0.60         N/A      0.01             0.61/(3)/
 International Account                            0.85         N/A      0.08             0.93/(3)/
 International Emerging Markets Account           1.25         N/A      1.01             2.26/(//5//)(//6//)(//7//)/
 International SmallCap Account                   1.20         N/A      0.12             1.32/(3)/
 LargeCap Blend Account                           0.75         N/A      0.35             1.10/(//6//)(//7//)(//8//)/
 LargeCap Growth Account/(//9//)/                 1.10         N/A      0.04             1.14/(10)/
 LargeCap Growth Equity Account                   1.00         N/A      0.09             1.09/(//10//)/
 LargeCap Stock Index Account                     0.35         N/A      0.04             0.39/(//6//)(//7//)//(8)/
 LargeCap Value Account                           0.75         N/A      0.35             1.00/(//6//)(//7//)(//8//)/
 Limited Term Bond Account/(1//1//)/              0.50         N/A      0.08             0.58/(//7//)(1//2//)/
 MicroCap Account/(//9//)/                        1.00         N/A      0.25             1.25
 MidCap Account                                   0.61         N/A      0.01             0.62/(3)/
 MidCap Growth Account                            0.90         N/A      0.02             0.92/(3)/
 MidCap Growth Equity Account/(9)/                1.00         N/A      0.13             1.13/(//10//)/
 MidCap Value Account                             1.05         N/A      0.05             1.10/(3)/
 Money Market Account                             0.48         N/A      0.01             0.49
 Real Estate Account                              0.90         N/A      0.02             0.92
 SmallCap Account                                 0.85         N/A      0.12             0.97/(3)/
 SmallCap Growth Account                          1.00         N/A      0.06             1.06/(3)/
 SmallCap Value Account                           1.10         N/A      0.19             1.29/(3)/
 Utilities Account                                0.60         N/A      0.02             0.62

/ //(1)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(2) /The Dreyfus Corporation has agreed, until December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not exceed 1.50%. For the fiscal year ended December 31, 2002, Dreyfus further reimbursed the portfolio for other expenses so that total annual portfolio operating expenses were 1.34% instead of 1.50%. This additional expense reimbursement was voluntary.
/ //(//3)/ Expenses shown without the effect of any expense offset arrangement. / //(//4//)/ Certain expenses of the Fund were absorbed voluntarily by INVESCO.
 After absorption, but excluding any expense offset arrangements, the Fund's Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2002 were 1.25%.
/ //(//5//)/ Expenses shown without the effect of any expense offset arrangement or expense cap (which increased May 1, 2002).
/ //(//6//)/ Principal Management Corporation voluntarily agreed to reimburse the total annual expenses through April 30, 2003. With the expense limit, the total annual expenses through April 30, 2003 were: 1.75% for International Emerging Markets Account; 1.00% for LargeCap Blend Account; 1.00% for LargeCap Value Account and 0.40% for LargeCap Stock Index Account.
/ //(//7//)/ Principal Management Corporation has voluntarily agreed to reimburse the total annual expenses through April 30, 2004 so that they will not exceed 2.00% for International Emerging Markets Account; 1.00% for LargeCap Blend Account; 1.00% for LargeCap Value Account; 0.40% for LargeCap Stock Index Account and 0.75% for Limited Term Bond Account.
/ //(//8//)/ Expenses shown without the effect of any expense offset arrangement or expense cap.
/ //(//9//)/ Not available after May 19, 2003.
/ //(//10//)/ Expenses shown without the effect of any expense offset arrangement or expense cap (which ceased May 1, 2002).
/ //(1//1//)/ Available May 19, 2003.
/ //(1//2//) /Expenses for this Account are estimated.

EXAMPLE
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:



    SEPARATE ACCOUNT DIVISION      1 YEAR  1 YEAR  3 YEARS  3 YEARS  5 YEARS  5 YEARS  10 YEARS   10 YEARS
    -------------------------      ------  ------  -------  -------  -------  -------  --------   --------
AIM V.I. Growth                     $823   $1,083  $1,188   $1,668   $1,480   $2,079    $2,535     $3,129
AIM V.I. Core Equity                 810    1,070   1,149    1,630    1,414    2,015     2,401      3,003
AIM V.I. Premier Equity              817    1,077   1,170    1,650    1,449    2,050     2,473      3,071
American Century VP Income &
Growth                               802    1,002   1,125    1,425    1,373    1,673     2,317      2,317
American Century VP Ultra            832    1,032   1,216    1,516    1,525    1,825     2,626      2,626
American Century VP Value            827    1,087   1,200    1,680    1,500    2,099     2,575      3,167
Dreyfus Investment Portfolios -
Founders Discovery                   871    1,131   1,333    1,810    1,720    2,312     3,013      3,577
Fidelity VIP Contrafund              810    1,070   1,149    1,630    1,414    2,015     2,401      3,003
Fidelity VIP Equity-Income           815    1,075   1,164    1,644    1,439    2,040     2,452      3,052
Fidelity VIP Growth                  809    1,069   1,146    1,627    1,409    2,010     2,390      2,994
INVESCO VIF-Dynamics                 844    1,104   1,252    1,730    1,586    2,182     2,747      3,328
INVESCO VIF-Health Sciences          834    1,094   1,222    1,701    1,536    2,133     2,646      3,234
INVESCO VIF-Small Company Growth     863    1,123   1,309    1,786    1,681    2,274     2,935      3,504
INVESCO VIF-Technology               843    1,103   1,249    1,727    1,581    2,177     2,737      3,318
Janus Aspen Mid Cap Growth           824    1,084   1,191    1,671    1,485    2,084     2,545      3,138
Principal Variable Contracts
Fund, Inc.
 Asset Allocation                    816    1,076   1,167    1,647    1,444    2,045     2,463      3,061
 Balanced                            794    1,054   1,100    1,582    1,332    1,936     2,233      2,846
 Bond                                781    1,041   1,060    1,543    1,265    1,871     2,095      2,717
 Capital Value                       793    1,053   1,097    1,579    1,327    1,931     2,223      2,836
 Equity Growth                       809    1,069   1,146    1,627    1,409    2,010     2,390      2,994
 Government Securities               779    1,039   1,054    1,537    1,254    1,861     2,074      2,697
 Growth                              793    1,053   1,097    1,579    1,327    1,931     2,223      2,836
 International                       825    1,085   1,194    1,674    1,490    2,089     2,555      3,148
 International Emerging Markets*     958    1,217   1,589    2,061    2,141    2,720     3,819      4,331
 International SmallCap              864    1,124   1,312    1,789    1,686    2,279     2,945      3,513
 LargeCap Blend                      842    1,102   1,246    1,725    1,576    2,172     2,727      3,309
 LargeCap Growth                     846    1,106   1,258    1,736    1,596    2,192     2,767      3,346
 LargeCap Growth Equity*             841    1,101   1,243    1,722    1,571    2,167     2,717      3,300
 LargeCap Stock Index*               825    1,085   1,197    1,678    1,501    2,104     2,614      3,224
 LargeCap Value                      832    1,092   1,216    1,695    1,525    2,123     2,626      3,215
 Limited Term Bond                   790    1,050   1,088    1,570    1,311    1,916     2,191      2,807
 MicroCap                            857    1,117   1,291    1,769    1,651    2,245     2,876      3,449
 MidCap                              794    1,054   1,100    1,582    1,332    1,936     2,233      2,846
 MidCap Growth                       824    1,084   1,191    1,671    1,485    2,084     2,545      3,138
 MidCap Growth Equity*               845    1,105   1,255    1,733    1,591    2,187     2,757      3,337
 MidCap Value                        842    1,102   1,246    1,725    1,576    2,172     2,727      3,309
 Money Market                        781    1,041   1,060    1,543    1,265    1,871     2,095      2,717
 Real Estate                         824    1,084   1,191    1,671    1,485    2,084     2,545      3,138
 SmallCap                            829    1,089   1,206    1,686    1,510    2,109     2,596      3,186
 SmallCap Growth*                    838    1,098   1,234    1,713    1,556    2,153     2,687      3,271
 SmallCap Value*                     861    1,121   1,303    1,780    1,671    2,264     2,915      3,485
 Utilities                           794    1,054   1,100    1,582    1,332    1,936     2,233      2,846



 * After expense reimbursement

(2) If you do not surrender your contract or if you elect to receive payments under an annuity payment option:

    SEPARATE ACCOUNT DIVISION       1 YEAR  1 YEAR  3 YEARS  3 YEARS  5 YEARS  5 YEARS  10 YEARS   10 YEARS
    -------------------------       ------  ------  -------  -------  -------  -------  --------   --------
AIM V.I. Growth                      $223    $283   $  688   $  868   $1,180   $1,479    $2,535     $3,129
AIM V.I. Core Equity                  210     270      649      830    1,114    1,415     2,401      3,003
AIM V.I. Premier Equity               217     277      670      850    1,149    1,450     2,473      3,071
American Century VP Income &
Growth                                202     262      625      806    1,073    1,376     2,317      2,925
American Century VP Ultra             232     292      716      895    1,225    1,523     2,626      3,215
American Century VP Value             227     287      700      880    1,200    1,499     2,575      3,167
Dreyfus Investment Portfolios -
Founders Discovery                    271     331      833    1,010    1,420    1,712     3,013      3,577
Fidelity VIP Contrafund               210     270      649      830    1,114    1,415     2,401      3,003
Fidelity VIP Equity-Income            215     275      664      844    1,139    1,440     2,452      3,052
Fidelity VIP Growth                   209     269      646      827    1,109    1,410     2,390      2,994
INVESCO VIF-Dynamics                  244     304      752      930    1,286    1,582     2,747      3,328
INVESCO VIF-Health Sciences           234     294      722      901    1,236    1,533     2,646      3,234
INVESCO VIF-Small Company Growth      263     323      809      986    1,381    1,674     2,935      3,504
INVESCO VIF-Technology                243     303      749      927    1,281    1,577     2,737      3,318
Janus Aspen Mid Cap Growth            224     284      691      871    1,185    1,484     2,545      3,138
Principal Variable Contracts Fund,
Inc.
 Asset Allocation                     216     276      667      847    1,144    1,445     2,463      3,061
 Balanced                             194     254      600      782    1,032    1,336     2,233      2,846
 Bond                                 181     241      560      743      965    1,271     2,095      2,717
 Capital Value                        193     253      597      779    1,027    1,331     2,233      2,836
 Equity Growth                        209     269      646      827    1,109    1,410     2,390      2,994
 Government Securities                179     239      554      737      954    1,261     2,074      2,697
 Growth                               193     253      597      779    1,027    1,331     2,233      2,836
 International                        225     285      694      874    1,190    1,489     2,555      3,148
 International Emerging Markets*      358     417    1,089    1,261    1,841    2,120     3,819      4,331
 International SmallCap               264     324      812      989    1,386    1,679     2,945      3,513
 LargeCap Blend                       242     302      746      925    1,276    1,572     2,727      3,309
 LargeCap Growth                      246     306      758      936    1,296    1,592     2,767      3,346
 LargeCap Growth Equity*              241     301      743      922    1,271    1,567     2,717      3,300
 LargeCap Stock Index*                224     284      691      871    1,185    1,484     2,545      3,138
 LargeCap Value                       232     292      716      895    1,225    1,523     2,626      3,215
 Limited Term Bond                    190     250      588      770    1,011    1,316     2,191      2,807
 MicroCap                             257     317      791      969    1,351    1,645     2,876      3,449
 MidCap                               194     254      600      782    1,032    1,336     2,233      2,846
 MidCap Growth                        224     284      691      871    1,185    1,484     2,545      3,138
 MidCap Growth Equity*                245     305      755      933    1,291    1,587     2,757      3,337
 MidCap Value                         242     302      746      925    1,276    1,572     2,727      3,309
 Money Market                         181     241      560      743      965    1,271     2,095      2,717
 Real Estate                          224     284      691      871    1,185    1,484     2,545      3,138
 SmallCap                             229     289      706      886    1,210    1,509     2,596      3,186
 SmallCap Growth                      238     298      734      913    1,256    1,553     2,687      3,271
 SmallCap Value                       261     321      803      980    1,371    1,664     2,915      3,485
 Utilities                            194     254      600      782    1,032    1,336     2,233      2,846


 * After expense reimbursement

SUMMARY


This prospectus describes a flexible variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including (1) Individual Retirement Annuity plans ("IRA Plans"), Simplified Employee Pension plans ("SEPs") and Savings Incentive Match Plan for Employees ("SIMPLE") IRAs adopted according to Section 408 of the Internal Revenue Code and (2) non-qualified retirement programs.


This is a brief summary of the Contract's features. More detailed information follows later in this prospectus.

INVESTMENT LIMITATIONS
.. Initial purchase payment must be $2,500 or more for non-qualified retirement programs.
.. Initial purchase payment must be $1,000 for all other contracts.
.. Each subsequent payment must be at least $100.
.. If you are a member of a retirement plan covering three or more persons and payments are made through an automatic investment program, then the initial and subsequent purchase payments for the Contract must average at least $100 and not be less than $50.

If purchase payments are not paid during two consecutive calendar years and the accumulated value or total purchase payments less partial surrenders and applicable surrender charges is less than $2,000, then we reserve the right to terminate a Contract and distribute the accumulated value, less any applicable charges.


SEPARATE ACCOUNT INVESTMENT OPTIONS (see THE UNDERLYING MUTUAL FUNDS):


   DIVISION:                                   THE DIVISION INVESTS IN:
   ---------                                   ------------------------
                                              AIM V.I. Core Equity Fund -
   AIM V.I. Core Equity                       Series I
   AIM V.I. Growth                            AIM V.I. Growth Fund - Series I
                                              AIM V.I. Premier Equity Fund -
   AIM V.I. Premier Equity                    Series I
                                              American Century VP Income &
   American Century VP Income & Growth        Growth Fund - Class I
                                              American Century VP Ultra Fund -
   American Century VP Ultra                  Class I
                                              American Century VP Value Fund -
   American Century VP Value                  Class II
                                              Dreyfus Investment Portfolios
   Dreyfus Investment Portfolios - Founders    Founders Discovery Portfolio -
   Discovery Portfolio                         Initial Class
                                              Fidelity Variable Insurance
                                              Products Fund
                                               Contrafund Portfolio - Service
   Fidelity VIP Contrafund                     Class
                                               Equity-Income Portfolio -
   Fidelity VIP Equity-Income                  Service Class 2
   Fidelity VIP Growth                         Growth Portfolio - Service Class
                                              INVESCO Variable Investment
                                              Funds, Inc.
   INVESCO VIF - Dynamics Fund                 Dynamics Fund
   INVESCO VIF - Health Sciences Fund          Health Sciences Fund
   INVESCO VIF - Small Company Growth          Small Company Growth
   INVESCO VIF - Technology Fund               Technology Fund
                                              Janus Aspen Series
                                               Mid Cap Growth Portfolio -
   Janus Aspen Mid Cap Growth                  Service Shares
                                              Principal Variable Contracts
                                              Fund, Inc.
   Asset Allocation                            Asset Allocation Account
   Balanced                                    Balanced Account
   Bond                                        Bond Account
   Capital Value                               Capital Value Account
   Equity Growth                               Equity Growth Account
   Government Securities                       Government Securities Account
   Growth                                      Growth Account
   International                               International Account
                                               International Emerging Markets
   International Emerging Markets              Account
   International SmallCap                      International SmallCap Account
   LargeCap Blend                              LargeCap Blend Account
   LargeCap Growth                             LargeCap Growth Account
   LargeCap Growth Equity                      LargeCap Growth Equity Account
   LargeCap Stock Index                        LargeCap Stock Index Account
   LargeCap Value                              LargeCap Value Account
   Limited Term Bond                           Limited Term Bond Account
   MicroCap                                    MicroCap Account
   MidCap                                      MidCap Account
   MidCap Growth                               MidCap Growth Account
   MidCap Growth Equity                        MidCap Growth Equity Account
   MidCap Value                                MidCap Value Account
   Money Market                                Money Market Account
   Real Estate                                 Real Estate Account
   SmallCap                                    SmallCap Account
   SmallCap Growth                             SmallCap Growth Account
   SmallCap Value                              SmallCap Value Account
   Utilities                                   Utilities Account

You may allocate your net premium payments to divisions, the DCA Plus Accounts and/or the Fixed Account. Not all of the divisions or the DCA Plus Accounts are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our annuity service office.


Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.


The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.


TRANSFERS (See Division Transfers and Fixed Account Transfers, Total and Partial Surrenders for additional restrictions.) This section does not apply to transfers under the DCA Plus Program (see Scheduled DCA Plus Transfers and Unscheduled DCA Plus Transfers).
During the accumulation period:
.. a dollar amount or percentage of transfer must be specified;

.. a transfer may occur on a scheduled or unscheduled basis;
.. transfers to the Fixed Account are not permitted if a transfer has been made from the Fixed Account to a division within six month; and .. transfers into DCA Plus Accounts are not permitted.
During the annuity payment period, transfers are not permitted (no transfers once payments have begun).

SURRENDERS (See Surrenders and Fixed Account Transfers, Total and Partial Surrenders and DCA Plus Surrenders)
During the accumulation period:
.. a dollar amount must be specified;
.. surrendered amounts may be subject to surrender charge;
.. total surrenders may be subject to an annual Contract fee;
.. during a contract year, partial surrenders less than the Contract's earnings or 10% of purchase payments are not subject to a surrender charge; and .. withdrawals before age 591/2 may involve an income tax penalty (see FEDERAL
  TAX MATTERS).

CHARGES AND DEDUCTIONS
.. No sales charge on purchase payments.
..
  A contingent deferred surrender charge is imposed on certain total or partial surrenders
..
  A mortality and expense risks daily charge equal to 1.25% per year applies to amounts in the Separate Account
..If elected, a purchase payment credit rider daily charge equal to 0.60% per year applies to amounts in the Separate Account. The purchase payment credit rider charge terminates upon completion of your 8th contract year.
..
  Daily Separate Account administration charge is currently zero but we reserve the right to assess a charge not to exceed 0.15% annually.
..Contracts with an accumulated value of less than $30,000 are subject to an annual Contract fee of the lesser of $30 or 2% of the accumulated value. Currently we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one Contract, then all the Contracts you own or jointly own are aggregated, on each Contract's anniversary, to determine if the $30,000 minimum has been met.
..Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

ANNUITY PAYMENTS
.. You may choose from several fixed annuity payment options which start on your selected annuity payment date.

.. Payments are made to the owner (or beneficiary depending on the annuity payment option selected). You should carefully consider the tax implications of each annuity payment option (see Annuity Payment Options and FEDERAL TAX MATTERS).
.. Your Contract refers to annuity payments as "retirement benefit" payments.

DEATH BENEFIT
.. If the annuitant or owner dies before the annuity payment date, then a death benefit is payable to the beneficiary of the Contract.

.. The death benefit may be paid as either a single sum cash benefit or under an annuity payment option (see Death Benefit).
.. If the annuitant dies on or after the annuity payment date, then the beneficiary will receive only any continuing payments which may be provided by the annuity payment option in effect.

EXAMINATION PERIOD (FREE-LOOK)

..You may return the Contract during the examination period which is generally
  10 days from the date you receive the Contract. The examination period may be longer in certain states.
..
  We return all purchase payments if required by state law. Otherwise we return accumulated value.
.. We retain the full amount of any purchase payment credit.




THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY


The Principal Flexible Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the insurance company. The Separate Account accumulated value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.


Based on your investment objectives, you direct the allocation of purchase payments and accumulated values. There can be no assurance that your investment objectives will be achieved.


THE COMPANY


The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.


In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.


THE SEPARATE ACCOUNT


Separate Account B was established under Iowa law on January 12, 1970. It was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.


The income, gains, and losses, whether or not realized, of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Obligations arising from the Contract, including the promise to make annuity payments, are general corporate obligations of the Company. However, the Contract provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Contract are not charged with any liabilities arising out of any other business of the Company.

The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.


On April 18, 2003, we filed a request with the SEC for an order to permit us to substitute shares of the underlying mutual funds in which two of the divisions invest. In each case, the substitution was requested to eliminate an investment option that has not been able to attract significant interest and to invest in an investment option that has a virtually identical investment objective and policies and a lower expense ratio. If we obtain the SEC order, we intend to complete each of the following substitutions:


                        BEFORE SUBSTITUTION                                            AFTER SUBSTITUTION
--------------------------------------------------------------------  -----------------------------------------------------
          DIVISION                        UNDERLYING FUND                    DIVISION                 UNDERLYING FUND
          --------                        ---------------                    --------                 ---------------
LargeCap Growth                 Principal Variable Contracts          LargeCap Growth Equity*   Principal Variable Contracts
                               Fund - LargeCap Growth                                          Fund - LargeCap Growth
                               Account                                                         Equity Account
MidCap Growth Equity           Principal Variable Contracts           MidCap Growth            Principal Variable Contracts
                               Fund - MidCap Growth Equity                                     Fund - MidCap Growth Account
                               Account

  * Division will change its name immediately after the substitution



You will not be able to allocate net premiums or transfer to these divisions on or after May 19, 2003. However, you may transfer the values from any of these divisions to other divisions and/or the Fixed Account prior to the substitution, or for 60 days after the substitution, without a transfer charge or any limitation or counting without counting the transfer(s) as one of the twelve free unscheduled transfers (per each Contract year). You may transfer division values by calling us if telephone privileges apply (1-888-852-4450), sending the notice to our service office or by faxing the notice to us (1-515-248-9800).


THE UNDERLYING MUTUAL FUNDS


The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information ("SAI"). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR OUR ANNUITY SERVICE OFFICE (CALL 1-800-852-4450).


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. The Manager is a subsidiary of Princor Financial Services Corporation. It has managed mutual funds since 1969. As of December 31, 2002, the funds it managed had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Company purchases and sells mutual fund shares for the Separate Account at their net asset value. Shares represent interests in the mutual fund available for investment by the Separate Account. Each mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The following is a brief summary of the investment objective of each division. THERE IS NO GUARANTEE THAT THE OBJECTIVES WILL BE MET.


AIM V.I. CORE EQUITY DIVISION

              INVESTS IN: AIM V.I. Core Equity Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital with a secondary objective of current income. The Fund invests primarily in equity securities.

AIM V.I. GROWTH DIVISION

              INVESTS IN: AIM V.I. Growth Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital while investing principally in seasoned and better capitalized companies.

AIM V.I. PREMIER EQUITY DIVISION

              INVESTS IN: AIM V.I. Premier Equity Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. Income is a secondary objective. The Fund invests primarily in equity securities.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Income &
                Growth - Class I
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Ultra -
                Class I
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in common stocks of large U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Value -
                Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth. Income is a secondary objective.

DREYFUS INVESTMENT PORTFOLIOS - FOUNDERS DISCOVERY DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Founders Discovery
                Portfolio - Initial Class
              INVESTMENT ADVISOR: Founders Asset Management LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of small, U.S. based companies which are characterized as "growth" companies.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contra Portfolio - Service Class INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation. The
                Fund invests primarily in common stocks.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 index.

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation. The
                Fund invests primarily in common stocks.

INVESCO VARIABLE INVESTMENTS FUND - DYNAMICS DIVISION

              INVESTS IN: INVESCO VIF - Dynamics Fund
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in equity securities.

INVESCO VARIABLE INVESTMENTS FUND - HEALTH SCIENCES DIVISION

              INVESTS IN: INVESCO VIF - Health Sciences Fund
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests primarily in equity securities.

INVESCO VARIABLE INVESTMENTS FUND - SMALL COMPANY GROWTH DIVISION

              INVESTS IN: INVESCO VIF - Small Company Growth Fund
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in small-capitalization companies.

INVESCO VARIABLE INVESTMENTS FUND - TECHNOLOGY DIVISION

              INVESTS IN: INVESCO VIF - Technology Fund
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in equity securities and equity related instruments of companies engaged in technology related industries.

JANUS ASPEN MID CAP GROWTH DIVISION (FORMERLY JANUS ASPEN AGGRESSIVE GROWTH DIVISION)

              INVESTS IN: Janus Aspen Mid Cap Growth Portfolio - Service Shares

              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

ASSET ALLOCATION DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Asset Allocation
                Account
              INVESTMENT ADVISOR: Morgan Stanley Asset Management through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total investment return consistent with the preservation of capital. The Account intends to pursue a flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and fixed-income securities.

BALANCED DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Balanced Account INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective by investing primarily in equity and fixed-income securities.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

EQUITY GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Growth
                Account
              INVESTMENT ADVISOR: Morgan Stanley Asset Management through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

GOVERNMENT SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Government
                Securities Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

INTERNATIONAL EMERGING MARKETS DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Emerging Markets Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in equity securities of issuers in emerging market countries.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                SmallCap Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Blend
                Account
              INVESTMENT ADVISOR: Federated Investment Management Company
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

LARGECAP GROWTH DIVISION (NOT AVAILABLE AFTER MAY 19, 2003)

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Account
              INVESTMENT ADVISOR: Janus Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of growth companies.


LARGECAP GROWTH EQUITY DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Equity Account

              INVESTMENT ADVISOR: Putnam Investment Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to achieve long-term growth of capital investing primarily in common stocks of larger capitalization domestic companies.

LARGECAP STOCK INDEX DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Stock
                Index Account
              INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor's 500 Index.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account
              INVESTMENT ADVISOR: Alliance Capital Management L.P. through its
                Bernstein Investment Research and Management Unit through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

LIMITED TERM BOND DIVISION (AVAILABLE MAY 19, 2003)

              INVESTS IN: Principal Variable Contracts Fund - Limited Term Bond
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide current income.

MICROCAP DIVISION (NOT AVAILABLE AFTER MAY 19, 2003)

              INVESTS IN: Principal Variable Contract Fund - MicroCap Account

              INVESTMENT ADVISOR: Goldman Sachs Asset Management L.P. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Account
              INVESTMENT ADVISOR: The Dreyfus Corporation through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP GROWTH EQUITY DIVISION (NOT AVAILABLE AFTER MAY 19, 2003)

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Equity Account
              INVESTMENT ADVISOR: Turner Investment Partners, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Value
                Account

              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

REAL ESTATE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Real Estate
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Account INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Growth
                Account
              INVESTMENT ADVISOR: UBS Global Asset Management (New York) Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Value
                Account
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

UTILITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Utilities Account INVESTMENT ADVISOR: Principal Global Investors LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

SURPLUS DISTRIBUTIONS


Divisible surplus distributions are not anticipated because the Contracts are not expected to result in a contribution to the divisible surplus of the Company. However, if any divisible surplus distribution is made, then it will be made to the owners in the form of cash.


THE CONTRACT


The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any qualified plan which is to be funded by the Contract. Qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.


TO BUY A CONTRACT
If you want to buy a Contract, you must submit an application and make an initial purchase payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial purchase payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued subject to underwriting. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at the annuity service office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.


PURCHASE PAYMENTS
..The initial purchase payment must be at least $2,500 for non-qualified retirement programs.
.. All other initial purchase payments must be at least $1,000.
..If you are making purchase payments through a payroll deduction plan or through a bank account (or similar financial institution) under an automated investment program, then your initial and subsequent purchase payments must be at least $100.
..You may elect a purchase payment credit rider with an additional charge and an associated 9-year surrender charge period.
..
  All purchase payments are subject to a surrender charge period that begins in the contract year each payment is received.
  .If you do not elect the purchase payment credit rider, each purchase payment is subject to a 7 year surrender charge period.
  .If you elect the purchase payment credit rider, each purchase payment is subject to a 9 year surrender charge period.

.. Subsequent payments must be at least $100 and can be made until the annuity payment date.
.. If you are a member of a retirement plan covering three or more persons, then the initial and subsequent purchase payments for the Contract must average at least $100 and cannot be less than $50.
.. The total of all purchase payments may not be greater than $2,000,000 without our prior approval.
.. In New Jersey after the first contract year, purchase payments cannot exceed
  $100,000 per contract year.

The Company reserves the right to:
.. increase the minimum amount for each purchase payment to not more than $1,000;
  and
.. terminate* a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges) is less than $2,000.
  * The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

RIGHT TO EXAMINE THE CONTRACT (FREE-LOOK)
Under state law, you have the right to return the Contract for any reason during the examination period. The examination period is 10 days after the Contract is delivered to you in all states, unless your Contract is issued in:

  . California and you are age 60 and over (30 day examination period), . Colorado (15 day examination period), . Idaho (20 day examination period), or . North Dakota (20 day examination period).

Some states require us to return the initial purchase payment while other states require us to return the accumulated value. If your Contract is issued in a state requiring return of initial purchase payment, your initial purchase payment will be allocated to the Money Market Division. After the examination period, the current value of the Money Market Division will be reallocated according to your allocation instructions.


In addition, if you decide to return the Contract during the examination period, the amount returned is reduced by any credits. If the value of the purchase payment credit declines during the examination period, we recover the full amount of the purchase payment credit.




If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the free-look period, we will return the greater of:
.. total purchase payments; or
.. accumulated value.

To return a Contract, you must send it and a written request to the annuity service office or to the sales representative who sold it to you before the close of business on the last day of the examination period. If you send the request (properly addressed and postage prepaid) to the annuity service office, the date of the postmark is used to determine if the examination period has expired.


Specific information is available from your sales representative or the annuity service office (1-800-852-4450).


REPLACEMENT CONTRACTS
If the purchase of this Contract is a replacement for another annuity contract or a life insurance policy, different examination periods may apply. The Company reserves the right to keep the initial purchase payment in the Money Market Division longer than 15 days to correspond to the examination periods of a particular state's replacement requirements.

Exchange Credit
---------------
If you own a Single Premium Deferred Annuity ("SPDA") or a Single Premium Deferred Annuity Plus ("SPDA+") issued by us and are within at least 8 months of the 8th contract year, then you may transfer the accumulated value, without charge, to the Contract described in this prospectus. Additionally, we will add 1% of the current SPDA/SPDA+ surrender value to the purchase payment. We reserve the right to change or terminate this program. Any changes or termination will follow at least 1 year notice.

Both SPDA and SPDA+ are annuities which provide a fixed rate of accumulation. This Contract varies with the investment experience and objectives of the various divisions. Thus, the value of your Contract may increase or decrease with the investment holdings of the divisions.


When making an exchange decision, the owner should carefully review the SPDA or SPDA+ contract and this prospectus because the charges and provisions of the contracts differ. An existing SPDA or SPDA+ contract may be currently eligible for waiver of surrender charge due to critical need, while similar riders may not be available under this Contract. Electing the exchange credit does not result in additional charges or deductions. The charges and deductions associated with your Contract and any riders still apply.

To complete a transfer to this Contract, send:
.. a Contract application,
.. a SPDA/SPDA+ surrender form,
.. a replacement form (based on state written), and .. an Annuity Exchange Request and Release Form.
The exchange is effective when we receive the completed forms and accept the application. The transaction is valued at the end of the valuation period in which we receive the necessary documents.

(This "exchange credit" is not available in New York and may not be available in other states as well. Specific information is available from your registered representative or the annuity service office (1-800-852-4450)).


The Exchange Credit is allocated among the Separate Account Divisions, the DCA Plus Account(s) or the Fixed Account in the same ratio as the allocation of the purchase payment. The credit is treated as earnings. The 1% credit is subject to a vesting period. Therefore, the 1% credit is not credited to your Contract until the examination period has expired. If you exercise your right to return the Contract during the examination period, the amount returned is the original amount invested (see Right to Examine the Contract).



PURCHASE PAYMENT CREDIT RIDER
You may elect a purchase payment credit rider at the time the Contract is issued (may not be available in all states; consult your sales representative or the annuity service office for availability). If the purchase payment credit rider is elected, then the following provisions apply to the Contract:
..A credit of 5% will be applied to purchase payments received during your first contract year. For example, if you make purchase payments totaling $10,000 in your first contract year, a credit amount of $500 will be added to your Contract (5% x $10,000). If an additional purchase payment of $5,000 is made in your second contract year, then a credit is not added as a result of the $5,000 purchase payment.
..The credit is allocated among the Fixed Account and the divisions according to your then current purchase payment allocations.
..If you exercise your right to return the Contract during the examination period, the amount returned to you is reduced by any credits.
.. Credits are considered earnings under the Contract.
..All purchase payments are subject to the 9-year surrender charge table (see
  Surrender Charge).
..The purchase payment credit rider may not be cancelled and the associated
  9-year surrender charge period cannot be changed.
.. You may not participate in the DCA Plus Program.

The 0.60% purchase payment credit rider charge is assessed against the entire Separate Account accumulated value for the first eight contract years. If you anticipate making additional purchase payments after the first contract year you should carefully examine the purchase payment credit rider and consult your sales representative regarding its desirability.


(The Fixed Account is not available if the Purchase Payment Credit Rider is selected in Oregon. Specific information is available from your registered representative or the annuity service office (1-800-852-4450)).


The following tables demonstrate hypothetical values. The first table shows accumulated values. The second table shows surrender values. The tables are based on:
.. a $100,000 initial purchase payment and no additional purchase payments; ..the deduction of total Separate Account annual expenses of 1.85% (for the first eight contract years) annually for Contracts with the purchase payment credit rider and 1.25% annually for Contracts without the rider;
..the deduction of mutual fund expenses equal to those calculated as of
  December 31, 2000;
..purchase payment allocation among the divisions proportionally equal to the allocation of the Company's total Separate Account assets as of April 30, 2000; and
.. 5% and 10% annual rates of return before charges.





                         5% ANNUAL RETURN                     10% ANNUAL RETURN
               ------------------------------------  ------------------------------------
                   CONTRACT           CONTRACT           CONTRACT            CONTRACT
               ACCUMULATED VALUE  ACCUMULATED VALUE  ACCUMULATED VALUE   ACCUMULATED VALUE
                    WITHOUT             WITH              WITHOUT              WITH
               PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT    PURCHASE PAYMENT
CONTRACT YEAR        RIDER          CREDIT RIDER       CREDIT RIDER        CREDIT RIDER
-------------  -----------------  -----------------  -----------------   -----------------
      1            $103,086           $107,595           $108,356            $113,095
      2            $106,277           $110,261           $117,436            $121,838
      3            $109,567           $112,994           $127,277            $131,259
      4            $112,959           $115,796           $137,943            $141,408
      5            $116,456           $118,667           $149,504            $152,342
      6            $120,062           $121,609           $162,035            $164,123
      7            $123,780           $124,625           $175,616            $176,815
      8            $127,614           $127,716           $190,335            $190,489
      9            $131,566           $131,670           $206,290            $206,452
     10            $135,642           $135,749           $223,582            $223,758
     15            $158,001           $158,126           $334,391            $334,654
     20            $184,060           $184,205           $500,155            $500,549


                        5% ANNUAL RETURN                   10% ANNUAL RETURN
               ----------------------------------  ----------------------------------
               SURRENDER VALUE   SURRENDER VALUE   SURRENDER VALUE    SURRENDER VALUE
                   WITHOUT             WITH            WITHOUT              WITH
               PURCHASE PAYMENT  PURCHASE PAYMENT  PURCHASE PAYMENT   PURCHASE PAYMENT
CONTRACT YEAR    CREDIT RIDER      CREDIT RIDER      CREDIT RIDER       CREDIT RIDER
-------------  ----------------  ----------------  ----------------   ----------------
      1            $ 97,501          $ 99,787          $102,454           $105,095
      2            $100,500          $102,261          $111,436           $113,838
      3            $103,593          $104,994          $121,277           $123,259
      4            $107,959          $107,796          $132,943           $133,408
      5            $112,456          $111,667          $145,504           $145,342
      6            $117,062          $115,609          $159,035           $158,123
      7            $121,780          $119,625          $173,616           $171,815
      8            $127,614          $123,716          $190,335           $186,489
      9            $131,566          $128,670          $206,290           $203,452
     10            $135,642          $135,749          $223,582           $223,758
     15            $158,001          $158,126          $334,391           $334,654
     20            $184,060          $184,205          $500,155           $500,549

Based on the assumptions stated above, accumulated value will generally be higher for Contracts with the purchase payment credit rider than without, regardless of the rate of return. In addition, the higher the rate of return, the more advantageous the purchase payment credit rider becomes. However, Contracts with the purchase payment credit rider are subject to both a greater surrender charge and a longer surrender charge period than Contracts issued without the purchase payment credit rider. If you surrender your Contract with the purchase payment credit rider while subject to a surrender charge, your surrender value may be less than a Contract without the purchase payment credit rider.

THE ACCUMULATION PERIOD
The Value of Your Contract
--------------------------

The value of your Contract is the total of the Separate Account accumulated value plus the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value. The DCA Plus Accounts and Fixed Account are described in the section titled FIXED ACCOUNT AND DCA PLUS ACCOUNTS.

There is no guaranteed minimum Separate Account accumulated value. Its value reflects the investment experience of the divisions that you choose. It also reflects your purchase payments, partial surrenders, surrender charges and the Contract expenses deducted from the Separate Account.


The Separate Account accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract's value in a division is:
.. the number of units you have in a division multiplied by .. the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial purchase payment;
.. an exchange credit (if applicable);
.. subsequent investments;
.. purchase payment credits; and
.. transfers from another division, a DCA Plus Account or the Fixed Account. minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division or the Fixed Account; and .. to pay contract charges and fees.




Unit values are calculated each valuation date at the close of normal trading of the NYSE (generally 3:00 p.m. Central Time). To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:

[{share price (net asset value) of the underlying mutual fund at the end of the valuation period
                                      plus
  per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
 share price (net asset value) of the underlying mutual fund at the end of the previous valuation period]
                                     minus
                    {total Separate Account annual expenses}
  * When an investment owned by a mutual fund pays a dividend, the dividend increases the net asset value of a share of the mutual fund as of the date the dividend is recorded. As the net asset value of a share of a mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


The Separate Account charges are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.


The Separate Account charges and any taxes (currently none) are accrued daily and are transferred from the Separate Account at the Company's discretion.


Purchase Payments
-----------------
.. On your application, you direct your purchase payments to be allocated to the
  Investment Options.
.. Allocations may be in percentages.
.. Percentages must be in whole numbers and total 100%.
.. Subsequent purchase payments are allocated according to your current allocation instructions.
.. Changes to the allocation instructions may be made without charge.
  . A change is effective on the next valuation period after we receive your new instructions.
  . You can change the allocations and allocation instructions by:
    . mailing your instructions to us;
    . calling us at 1-800-852-4450 (if telephone privileges apply);
    . faxing your instructions to us at 1-515-248-9800; or
    . visiting www.principal.com.
.. Changes to purchase payment allocations do not transfer any existing
  Investment Option accumulated values.
.. Purchase payments are credited on the basis of unit value next determined after we receive a purchase payment.

Division Transfers
----------------------
.. You may request an unscheduled transfer or set up a scheduled transfer by sending us a written request, by telephoning if you have telephone privileges (1-800-852-4450) or sending us a fax (1-515-248-9800).
.. You must specify the dollar amount or percentage to transfer from each division.
.. The minimum amount is $100 or if the division's value is less than $100, then
  100% of the division from which the transfer is being made.
.. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Contracts for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:
.. a transfer has been made from the Fixed Account to a division within six months; or
.. following the transfer, the Fixed Account value would be greater than $1,000,000 (without our prior approval).

Unscheduled Transfers
---------------------

.. You may make unscheduled division transfers from a division to another division or to the Fixed Account by:
  . mailing your instructions to us;
  . calling us at 1-800-852-4450 (if telephone privileges apply);
  . faxing your instructions to us at 1-515-248-9800; or
  . visiting www.principal.com.
.. Transfers are not permitted into DCA Plus Accounts.
.. The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

Scheduled Transfers (Dollar Cost Averaging)
-------------------------------------------
.. You may elect to have transfers made on a scheduled basis.
.. You must specify the dollar amount of the transfer.
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
.. If the selected date is not a valuation date, the transfer is completed on the next valuation date.
.. Transfers are not permitted into DCA Plus Accounts.
.. If you want to stop a scheduled transfer, then you must provide us notice prior to the date of the scheduled transfer.
.. Transfers continue until your value in the division is zero or we receive notice to stop them.
.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

AUTOMATIC PORTFOLIO REBALANCING (APR)
.. APR allows you to maintain a specific percentage of your Separate Account accumulated value in specified divisions over time.
.. You may elect APR at any time.

.. APR is not available for values in the Fixed Account or the DCA Plus Accounts.

.. APR is not available if you have arranged scheduled transfers from the same division.
.. APR will not begin until the examination period has expired.
.. There is no charge for APR transfers.
.. APR can be selected for quarterly, semi-annual or annual rebalancing.
.. You may rebalance by completing and submitting a form to us, by telephoning if you have telephone privileges (1-800-852-4450) or faxing your instructions to us (1-515-248-9800). (Divisions are rebalanced at the end of the next valuation period following your request.)
     Example: You elect APR to maintain your Separate Account accumulated value with 50% in the A Division and 50% in the B Division. At the end of the specified period, 60% of the values are in the A Division, with the remaining 40% in the B Division. By rebalancing, units from the A Division are sold and applied to the B Division so that 50% of the Separate Account accumulated value is once again in each Division.

TELEPHONE AND INTERNET SERVICES
These services permit you to make:
.. purchase payment allocation changes;
.. transfers; and
.. changes to APR.

Instructions received via our telephone services and internet are binding on both owners if the Contract is jointly owned. Neither the Company nor the Separate Account are responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You assume the risk of loss caused by fraudulent telephone service or internet transactions we reasonably believe to be genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, then we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.


If the Contract is owned by a business entity or a trust, an authorized individual (with the proper PIN) may use these services. Instructions provided by the authorized individual are binding on the owner.


We reserve the right to modify or terminate telephone service or internet transaction procedures at any time.


Telephone Services
------------------
Telephone services are available for both you and your sales representative. Telephone services may be declined on the application or at any later date by providing us with written notice. Telephone services are used by calling us at 1-800-852-4450.

Telephone instructions must be made while we are open for business. They are effective when received by us before the close of normal trading of the NYSE (generally 3 p.m. Central Time). Requests received when we are not open for business or after the NYSE closes its normal trading will be effective on the next valuation date.


Internet
--------
Internet access is available for both you and your sales representative at www.principal.com. You may elect Internet authorization for your sales representative by providing us written notice.

SURRENDERS

Surrenders result in the cancellation of units and your receipt of the value of the canceled unit minus any applicable fee and surrender charge. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see Delay of Payments). Surrenders before age 591/2 may involve an income tax penalty (see FEDERAL TAX MATTERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don't provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see Surrender Charge).


Total Surrender
---------------
.. You may surrender the Contract at any time before the annuity payment date.
.. You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.
.. The cash surrender value is your accumulated value minus any applicable fee and charge.
.. The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
.. We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.

Unscheduled Partial Surrender
-----------------------------
.. Prior to the annuity payment date and during the lifetime of the Annuitant, you may surrender a part of the accumulated value by sending us a written request.
.. You must specify the dollar amount of the surrender (which must be at least
  $100).
.. The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
.. The surrender is deducted from your Investment Options according to the surrender allocation percentages you specify.
.. If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
.. We surrender units from your Investment Options to equal the dollar amount of the surrender request plus any applicable surrender charge and fee.
.. The accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled Partial Surrender
---------------------------
.. You may elect partial surrenders from any of the Investment Options on a scheduled basis by sending us written notice.
.. Your accumulated value must be at least $5,000 when the scheduled surrenders begin.
.. You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
.. If the selected date is not a valuation date, the surrender is completed on the next valuation date.
.. The surrenders continue until your value in the division is zero or we receive written notice to stop them.

DEATH BENEFIT
If you or the annuitant die before the annuity payment date, then we will pay a death benefit. In the case of joint annuitants, the death benefit is paid upon death of the first annuitant. If the owner is not a natural person, death benefits are paid to the beneficiary(ies) upon the death of the annuitant.

Before the annuity payment date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). You name the beneficiary or beneficiaries in your application. The beneficiary(ies) receives benefits upon your death. Generally, unless the beneficiary(ies) elects otherwise we pay the death benefit in a single sum, subject to proof of your death.


Unless you have named an irrevocable beneficiary(ies), you may change your beneficiary by providing us with written notice. If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you had provided us with other written instructions. If none of your beneficiaries survive you, we will pay the death benefit to your estate in a lump sum.


Upon death of the annuitant, your beneficiary may elect to:
.. apply the death benefit under an annuity payment option; or .. receive the death benefit as a single payment.

No surrender charge applies when a death benefit is paid.


If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner unless your spouse elects to receive the death benefit.


NOTE: for Contracts not issued as an IRA, Roth IRA, SEP IRA or Simple-IRA:
     If the owner (or in the case of joint annuitants one of the annuitants), dies before the annuitant and before the annuity payment date, written notice of the death must be sent to us promptly so distribution arrangements can be made to avoid adverse tax consequences.

Standard Death Benefit
----------------------
The amount of the standard death benefit is the greatest of:
.. your accumulated value on the date we receive proof of death and all required documents;
.. the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death; or
.. the highest accumulated value on any prior contract anniversary that is divisible equally by seven, plus any purchase payments and less any partial surrenders (and surrender charges incurred) made after that contract anniversary.

Annual Enhanced Death Benefit
-----------------------------
This is an optional death benefit rider. Under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable to the beneficiary is the greatest of:
.. the standard death benefit;
.. the annual increasing death benefit, based on purchase payments (accumulated at 5% annually) minus any surrenders and surrender charges (accumulated at 5% annually) until the later of the contract anniversary after the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider; or
.. the highest accumulated value on a contract anniversary, plus any subsequent purchase payments minus any surrenders and surrender charges, until the contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.

For Contracts issued in New York - under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable to the beneficiary is the greater of:
.. the standard death benefit; or
.. the highest accumulated value on a contract anniversary until the contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.


  LOCK-IN FEATURE . At the later of the contract anniversary following the original owner's or original annuitant's 75th birthday ("lock-in date"), the death benefit amount is locked-in. After the lock-in date, the death benefit increases by purchase payments (subject to applicable restrictions) made after the lock-in date, minus any surrenders and surrender charges. However, because the death benefit is locked-in, it will only decrease by surrenders and surrender charges. Once the standard death benefit equals the annual enhanced death benefit, then the annual enhanced death benefit and any associated charge terminate. The standard death benefit then applies.


   TERMINATION . You may terminate the annual enhanced death benefit at anytime. Once the annual enhanced death benefit is terminated, it cannot be reinstated (except in Florida).


   The annual cost of the rider is 0.20% of the annual accumulated value (0.15% in New York). The charge is equal to 0.05% (0.0375% in New
   York) of the average accumulated value during the calendar quarter. The cost will be deducted through the redemption of units from your Contract's accumulated value in the same proportion as the surrender allocation percentages among the DCA Plus Accounts, Fixed Account and divisions. If the rider is purchased after the beginning of a quarter, then the charge is prorated according to the number of days it is in effect during the quarter. Upon termination of the rider or upon death, you will be charged based on the number of days it is in effect during the quarter. The enhanced death benefit rider is only available at the time the Contract is issued. Thus, once a Contract has been purchased without the rider, it may not be added at a later date.

Payment of Death Benefit
------------------------

The death benefit is usually paid within seven days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than seven days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (at least 3% or as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity payment option.

NOTE: Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

THE ANNUITY PAYMENT PERIOD
Annuity Payment Date
--------------------
You may specify an annuity payment date in your application. You may elect to receive payments under an annuity payment option at any time. If you do not specify an annuity payment date, then the annuity payment date is the later of the older annuitant's 85th birthday or 10 years after issuance. If the annuitant is living and the Contract is in force on that date, we will notify you to begin taking payments under the Contract. You may not select an annuity payment date which is on or after the older annuitant's 85th birthday or 10 years after the contract date, whichever is the later. (No later than age 88 in Pennsylvania or age 90 in New York.)

Depending on the type of annuity payment option selected, payments that are initiated either before or after the annuity payment date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity payment date.


You may change the annuity payment date with our prior approval. The request must be in writing and approved before we issue a supplementary contract which provides an annuity payment option.


Annuity Payment Options
-----------------------

We offer fixed annuity payments. If, however, the accumulated value on the annuity payment date is less than $5,000 or if the amount applied under an annuity payment option is less than the minimum requirement, we may pay out the entire amount. No surrender charge would be imposed. The Contract would then be canceled.

You may choose from several fixed annuity payment options. Payments will be made on the frequency you choose. You may elect to have your annuity payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to make any total or partial surrender after the annuity payments start.


The amount of the annuity payment depends on:
  . amount of accumulated value;
  . annuity payment option selected; and
  . age and gender of annuitant (unless fixed income option is selected).

Annuity payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because under most such plans, such Contract provisions are prohibited by law.


You may select an annuity payment option or change a previous selection by written request. We must receive the request on or before the annuity payment date. If an annuity payment option is not selected, then we will automatically apply the Life Income with Payments Guaranteed for a Period of 10 Years (see below). If you designate joint annuitants, then payment will be made pursuant to a Joint and Full Survivor Life Income for a Period of 10 Years (see below). Tax laws and regulations may impose further restrictions on annuity payment options.


Payments under the annuity payment options are made as of the first day of each payment period beginning with the annuity payment date. The available annuity payment options are:



FIXED INCOME . Payments of a fixed amount or payments for a fixed period of at least five years but not more than 30 years. Payments stop after all guaranteed payments are made.



LIFE INCOME . Payments are made as of the first day of each payment period during the annuitant's life, starting with the annuity payment date. No payments are made after the annuitant dies. It is possible that you would only receive one payment under this option if the annuitant dies before the second payment is due.

LIFE INCOME WITH PAYMENTS GUARANTEED FOR A PERIOD OF 5 TO 20 YEARS . Payments are made on the first day of each payment period beginning on the annuity payment date. Payments will continue until the annuitant dies. If the annuitant dies before all of the guaranteed payments have been made, then we will continue the guaranteed payments to the beneficiary.


JOINT AND FULL SURVIVOR LIFE INCOME WITH PAYMENTS GUARANTEED FOR A PERIOD OF 10

YEARS . Payments continue as long as either the annuitant or the joint annuitant is alive. If both die before all guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary.



JOINT AND TWO-THIRDS SURVIVOR LIFE INCOME . Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due.


Other annuity payment options may be available with our approval.


Death of Annuitant
------------------
If the owner or annuitant dies during the annuity payment period, remaining payments are made to the beneficiary throughout the guarantee period, if any, or for the life of any joint annuitant, if any. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity payment option.

The mortality risk assumed by the Company is to make annuity payments for the full life of all annuitants regardless of how long they, or any individual annuitant, might live. Mortality risk does not apply to the Fixed Income option. Annuity payments are determined in accordance with annuity tables and other provisions contained in the Contract. This assures neither an annuitant's own longevity, nor an improvement in life expectancy, will have an adverse effect on the annuity payments received under this Contract. The annuity payment tables contained in this Contract are based on the Annuity Mortality 1983 Table a. These tables are guaranteed for the life of the Contract.


If you own one or more qualified annuity contracts, in order to avoid tax penalties, payments from at least one of your qualified contracts must start no later than April 1 following the calendar year in which you turn age 701/2. The required minimum payment is a distribution in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. In addition, payments must be made at least once a year. Tax penalties may also apply at your death on certain excess accumulations. You should consider potential tax penalties with your tax advisor when selecting an annuity payment option or taking other distributions from the Contract.


Additional rules apply to distributions under non-qualified contracts (see Required Distributions for Non-Qualified Contracts). However, the rules do not apply to contracts issued in connection with IRAs, SEPs or SIMPLE-IRAs.


CHARGES AND DEDUCTIONS


An annual fee, a mortality and expense risks charge and in some circumstances a purchase credit rider charge are deducted under the Contract. A surrender charge may also be deducted from certain surrenders made before the annuity payment date. We reserve the right to assess a transaction fee, state premium taxes and a daily administration charge. There are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds' prospectuses.


ANNUAL FEE

An annual fee exists which is the lesser of $30 or 2% of your accumulated value (subject to any applicable state law limitations). The fee is deducted from the DCA Plus Accounts, Fixed Account or your interest in a division, whichever has the greatest value. The fee is deducted on each contract anniversary and upon total surrender of the Contract. This fee is currently waived for Contracts having an accumulated value on the last day of the contract year of $30,000 or more. The aggregate value of multiple Contracts owned, or jointly owned, by you is used to attain the $30,000 accumulated value. Aggregation occurs on each Contract's anniversary. The fee assists in covering administrative costs. The Company does not anticipate any profit from this fee.

The administrative costs include costs associated with:
.. issuing Contracts;
.. establishing and maintaining the records which relate to Contracts; .. making regulatory filings and furnishing confirmation notices;
.. preparing, distributing and tabulating voting materials and other communications;
.. providing computer, actuarial and accounting services; and .. processing Contract transactions.

MORTALITY AND EXPENSE RISKS CHARGE
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuity payment date. This charge is assessed daily when the value of a unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single sum or under an annuity payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.


The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.


If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company. We expect a profit from the mortality and expense risks charge.

PURCHASE PAYMENT CREDIT
If you elect the purchase payment credit rider we assess each division with an additional daily charge. The annual rate of the charge is 0.60% of the average daily net assets of the Separate Account. We agree not to increase this charge for the duration of the Contract. This charge is assessed until completion of your 8th contract year and only prior to the annuity payment date. This charge is assessed daily when the value of a unit is calculated.

If the purchase payment credit rider charge is not enough to cover the cost of the credit, we bear the loss. If the amount of the purchase payment credit rider charge deducted is more than our costs, the excess is profit to the Company. We expect a profit from the purchase payment credit rider charge.



TRANSACTION FEE

We reserve the right to charge a transaction fee of $30 that applies to each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. We also reserve the right to charge a $30 transaction fee on each unscheduled transfer after the 12th such transfer in a contract year. The transaction fee would be deducted from the DCA Plus Accounts, Fixed Account and/or your interest in a division from which the amount is surrendered or transferred, on a pro rata basis.

PREMIUM TAXES
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under an annuity payment option. Premium taxes range from 0% in most states to as high as 3.50%.

SURRENDER CHARGE

No sales charge is collected or deducted when purchase payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company's General Account assets which includes profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the purchase payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the sum of the purchase payments paid during each contract year is determined by the following tables.


Surrender Charge without the purchase payment credit rider (as a percentage of amounts surrendered)

 NUMBER OF COMPLETED CONTRACT YEARS   SURRENDER CHARGE APPLIED TO ALL
    SINCE EACH PURCHASE PAYMENT        PURCHASE PAYMENTS RECEIVED IN
              WAS MADE                      THAT CONTRACT YEAR
 ------------------------------------ -------------------------------
   0 (year of purchase payment)*                    6%
                 1                                  6%
                 2                                  6%
                 3                                  5%
                 4                                  4%
                 5                                  3%
                 6                                  2%
            7 and later                             0%




Surrender Charge with the purchase payment credit rider (as a percentage of amounts surrendered)

                    NUMBER OF COMPLETED CONTRACT YEARS   SURRENDER CHARGE APPLIED TO ALL
                       SINCE EACH PURCHASE PAYMENT        PURCHASE PAYMENTS RECEIVED IN
                                 WAS MADE                      THAT CONTRACT YEAR
                    ----------------------------------   -------------------------------
                      0 (year of purchase payment)*                    8%
                                    1                                  8%
                                    2                                  8%
                                    3                                  8%
                                    4                                  7%
                                    5                                  6%
                                    6                                  5%
                                    8                                  3%
                               9 and later                             0%



    * Each purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment. However, purchase payments are added together by contract year for purposes of determining the applicable surrender charge percentage. If your contract year begins April 1 and ends March 31 the following year, then all purchase payments received during that period are considered to have been made in that contract year.


For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:
.. first from purchase payments no longer subject to a surrender charge;
.. then from the free surrender privilege (first from the earnings, then from the oldest purchase payments (first-in, first-out)) described below; and .. then from purchase payments subject to a surrender charge on a first-in, first-out basis.

A surrender charge is not imposed in states where it is prohibited, including:
.. New Jersey - no surrender charge for total surrender on or after the later of the annuitant's 64th birthday or 4 years after the contract date.
.. Washington - no surrender charge for total surrender on or after the later of the annuitant's 70th birthday or 10 years after the contract date.

FREE SURRENDER PRIVILEGE
The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. The free surrender privilege is the greater of:
.. earnings in the Contract (earnings = accumulated value less unsurrendered purchase payments as of the surrender date); or .. 10% of the purchase payments still subject to the surrender charge, decreased by any partial surrenders since the last contract anniversary.
The free surrender privilege not used in a contract year is not added to the free surrender privilege for any following contract year(s).

Unscheduled partial surrenders of the free surrender privilege may be subject to the transaction fee described above.


Waiver of Surrender Charge
--------------------------
The surrender charge does not apply to:
.. amounts applied under an annuity payment option; or .. payment of any death benefit, however, the surrender charge does apply to purchase payments made by a surviving spouse after an owner's death; or .. amounts distributed to satisfy the minimum distribution requirement of Section
  401(a)9 of the Internal Revenue Code provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
.. an amount transferred from the Contract to a single premium immediate annuity issued by the Company after the surrender charge period has expired; or .. an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant's spouse when the distribution is made pursuant to a divorce decree; or
.. if permitted by state law, withdrawals made after the first contract anniversary if the original owner or original annuitant has a critical need.

Waiver of the surrender charge is available for critical need if the following conditions are met:
.. original owner or original annuitant has a critical need; and .. the critical need did not exist before the contract date.

For the purposes of this section, the following definitions apply:
.. critical need - owner's or annuitant's confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement's end.
.. health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
.. terminal illness - sickness or injury that results in the owner's or annuitant's life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
.. total and permanent disability - a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability benefits. In New York and West Virginia, different definitions of total and permanent disability apply. Contact us at 1-800-852-4450 for additional information.

This waiver of surrender charge rider is not available in Massachusetts, New Jersey or Pennsylvania. Specific information is available from your sales representative or the annuity service office (1-800-852-4450).


ADMINISTRATION CHARGE

We reserve the right to assess each division with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuity payment date. This charge would be assessed to help cover administrative expenses. Administrative expenses include the cost of issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communicating with Contract owners and making regulatory filings.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
   GROUP ARRANGEMENT - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
   SPONSORED ARRANGEMENT - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.


Availability of the reduction and the size of the reduction (if any) is based on certain criteria.


Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected purchase payments, total assets under management for the Contract owner, the relationship among the group's members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.


FIXED ACCOUNT AND DCA PLUS ACCOUNTS


This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account and DCA Plus Accounts. Assets in the Fixed Account and DCA Plus Accounts are held in the General Account of the Company.


The General Account is the assets of the Company other than those allocated to any of the Company's Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account and DCA Plus Accounts are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account and DCA Plus Accounts are not subject to these Acts. The staff of the SEC does not review the prospectus disclosures relating to the Fixed Account or DCA Plus Accounts. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. Separate Account expenses are not assessed against any Fixed Account or DCA Plus Account values. More information concerning the Fixed Account and DCA Plus Accounts is available from our annuity service office or from a sales representative.


FIXED ACCOUNT

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.


Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account accumulated value from which deductions for fees and charges may be made.


FIXED ACCOUNT ACCUMULATED VALUE

Your Fixed Account accumulated value on any valuation date is equal to:
.. purchase payments allocated to the Fixed Account;
.. plus any transfers to the Fixed Account from the Separate Account and DCA Plus
  Accounts;
.. plus interest credited to the Fixed Account;
.. minus any surrenders or applicable surrender charges from the Fixed Account;

.. minus any transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS

Transfers and surrenders from the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a charge (see Surrender Charge).

You may transfer amounts from the Fixed Account to the divisions before the annuity payment date and as provided below. The transfer is effective on the valuation date following our receiving your instructions. You may transfer amounts on either a scheduled or unscheduled basis. You may not make both scheduled and unscheduled Fixed Account transfers in the same contract year.


Unscheduled Fixed Account Transfers
-----------------------------------

The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the contract anniversary date, you can:
.. transfer an amount not to exceed 25% of your Fixed Account accumulated value;
  or
.. transfer up to 100% of your Fixed Account accumulated value if your Fixed
  Account accumulated value is less than $1,000; or the renewal interest rate for your Fixed Account accumulated value for the current contract year is more than one percentage point lower than the weighted average of your Fixed Account interest rates for the preceding contract year. We will inform you if the renewal interest rate falls to that level.

Scheduled Fixed Account Transfers
-------------------------------------
Fixed Account Dollar Cost Averaging

You may make scheduled transfers on a monthly basis from the Fixed Account to the Separate Account as follows:
.. You may establish scheduled transfers by sending a written request or by telephoning the annuity service office at 1-800-852-4450.
.. Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
.. If the selected date is not a valuation date, the transfer is completed on the next valuation date.

.. Scheduled transfers are only available if the Fixed Account accumulated value is $5,000 or more at the time the scheduled transfers begin.
.. Scheduled monthly transfers of an amount not to exceed 2% of your Fixed
  Account accumulated value at the beginning of the contract year or the current Fixed Account accumulated value will continue until the Fixed Account accumulated value is zero or until you notify us to discontinue them.
.. The minimum transfer amount is $100.

.. If the Fixed Account accumulated value is less than $100 at the time of transfer, then the entire Fixed Account accumulated value will be transferred.

.. If you stop the transfers, you may not start them again without our prior approval.

DOLLAR COST AVERAGING PLUS PROGRAM (DCA PLUS PROGRAM)
Purchase payments allocated to the DCA Plus Accounts earn a guaranteed interest rate. A portion of your DCA Plus Account accumulated value is periodically transferred (on the 28th of each month) to divisions or to the Fixed Account. If the 28th is not a valuation date, then the transfer occurs on the next valuation date. The transfers are allocated according to your DCA Plus allocation instructions. Transfers into a DCA Plus Account are not permitted. If you elect the purchase payment credit rider, you may not participate in the DCA Plus Program.




DCA Plus Purchase Payments
--------------------------

You may enroll in the DCA Plus program by allocating a minimum purchase payment of $1,000 into a DCA Plus Account and selecting divisions and/or the Fixed Account into which transfers will be made. Subsequent purchase payments of at least $1,000 are permitted. You can change your DCA Plus allocation instructions during the transfer period. Automatic portfolio rebalancing does not apply to DCA Plus Accounts.

DCA Plus purchase payments receive the fixed rate of return in effect on the date each purchase payment is received by us. The rate of return remains in effect for the remainder of the 6-month or 12-month DCA Plus transfer program.

Selecting A DCA Plus Account
----------------------------

DCA Plus Accounts are available in either a 6-month transfer program or a 12-month transfer program. The 6-month transfer program and the 12-month transfer program generally will have different credited interest rates. You may enroll in both a 6-month and 12-month DCA Plus program. However, you may only participate in one 6-month and one 12-month DCA Plus program at a time. Under the 6-month transfer program, all payments and accrued interest must be transferred from the DCA Plus Account to the selected divisions and/or Fixed Account in no more than 6 months. Under the 12-month transfer program, all payments and accrued interest must be transferred to the selected divisions and/or Fixed Account in no more than 12 months.

We will transfer an amount each month which is equal to your DCA Plus Account value divided by the number of months remaining in your transfer program. For example, if four scheduled transfers remain in the six-month transfer program and the DCA Plus Account accumulated value is $4,000, the transfer amount would be $1,000 ($4,000 / 4).


Scheduled DCA Plus Transfers
----------------------------

Transfers are made from DCA Plus Accounts to divisions and the Fixed Account according to your allocation instructions. The transfers begin after we receive your purchase payment and completed enrollment instructions. Transfers occur on the 28th of the month and continue until your entire DCA Plus Account accumulated value is transferred.

Unscheduled DCA Plus Transfers
------------------------------

You may make unscheduled transfers from DCA Plus Accounts to divisions and/or the Fixed Account. A transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

DCA Plus Surrenders
-------------------
You may make scheduled or unscheduled surrenders from DCA Plus Accounts. Purchase payments earn interest according to the corresponding rate until the surrender date. Surrenders are subject to any applicable surrender charge.

GENERAL PROVISIONS


THE CONTRACT
The entire Contract is made up of: the Contract, copies of any applications, amendments, riders and endorsements attached to the Contract; current data pages; copies of any supplemental applications, amendments, endorsements and revised Contract pages or data pages which are mailed to you. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

DELAY OF PAYMENTS
Surrenders are generally made within seven days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a mutual fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your surrender or transfer is not canceled by your written instruction, the amount to be surrendered or transferred will be determined the first valuation date following the expiration of the permitted delay. The surrender or transfer will be made within seven days thereafter.

In addition, payments on surrenders attributable to a purchase payment made by check may be delayed up to 15 days. This permits payment to be collected on the check. We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

ASSIGNMENT
You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at the annuity service office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single lump sum.


CHANGE OF OWNER
You may change your non-qualified Contract ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, then the waiver of the surrender charge for surrenders made because of critical need of the owner is not available. We reserve the right to require that you send us the Contract so that we can record the change.

BENEFICIARY
Before the annuity payment date and while the annuitant is alive, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. If a beneficiary has not been named at the time of the annuitant's death, then the benefit will be paid to the owner, if living, otherwise, to the owner's estate. If the beneficiary dies during the annuity payment period, and no other beneficiary is alive, then any remaining benefits will be paid to the beneficiary's estate.

If there are joint annuitants on the Contract, the benefit is paid on the first annuitant's death.


CONTRACT TERMINATION
We reserve the right to terminate the Contract and make a single sum payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days.

REINSTATEMENT
If you have replaced this Contract with an annuity contract from another company and want to reinstate this Contract, then the following apply:
.. we reinstate the Contract effective on the original surrender date;
..
  if you elect the purchase payment credit rider on the reinstatement Contract, then the 9-year surrender charge period will commence from the date of reinstatement we calculate the purchase payment credit based on the amount of the reinstatement;
..we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract;
..these amounts are priced on the valuation day the money from the other company is received by us;
.. commissions are not paid on the reinstatement amounts; and .. new data pages are sent to your address of record.



REPORTS
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuity payment date. After the annuity payment date, any reports will be mailed to the person receiving the annuity payments.

Quarterly statements reflect purchases and surrenders occurring during the quarter as well as the balance of units owned and accumulated values.


RIGHTS RESERVED BY THE COMPANY


We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:

.. transfer assets in any division to another division or to the Fixed Account;

.. add, combine or eliminate a division(s);
.. substitute the units of a division for the units of another division;
  . if units of a division are no longer available for investment; or . if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.

The Contract does not permit excessive trading or market timing. Market timing activity can disrupt management strategy of the underlying mutual funds and increase expenses, which are borne by all Contract owners. We reserve the right to reject excessive exchanges or purchases by market timers if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Contract owners. These modifications could include, but not be limited to:
.. requiring a minimum time period between each transfer;
.. not accepting transfer requests from someone providing them for multiple
  Contracts for which he or she is not the owner; or .. limiting the dollar amount that a Contract owner may transfer at any one time.

DISTRIBUTION OF THE CONTRACT


The individuals who sell the Contract are authorized to sell life and other forms of personal insurance and variable annuities. These people will usually be representatives of Princor Financial Services Corporation ("Princor"), Principal Financial Group, Des Moines, Iowa 50392-0200 which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the principal underwriter, Princor is paid 6.5% of purchase payments by the Company for the distribution of the Contract. The Company and Princor may receive a portion of the Fidelity Variable Insurance Products and Janus Aspen Series Funds' expenses for record keeping, marketing and distribution services. The Contract may also be sold through other selected broker-dealers registered under the Securities and Exchange Act of 1933 or firms that are exempt from such registration. Princor is also the principal underwriter for various registered investment companies organized by the Company. Princor is a subsidiary of Principal Financial Services, Inc.


From time to time, Princor may enter into special arrangements with certain broker-dealers and may enter into special arrangements with registered representatives of Princor. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the Contract.


PERFORMANCE CALCULATION


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.


The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.


From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.


In addition, the Separate Account advertises the "yield" for other divisions for the Contract. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.


The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.

VOTING RIGHTS


The Company votes shares of the underlying mutual funds at meetings of shareholders of those mutual funds. It follows your voting instructions if you have an investment in the corresponding division.


The number of mutual fund shares in which you have a voting interest is determined by your investments in an underlying mutual fund as of a "record date." The record date is set by the mutual fund within the requirements of the laws of the state which govern the various mutual funds. The number of mutual fund shares held in the Separate Account attributable to your interest in each division is determined by dividing the value of your interest in that division by the net asset value of one share of the mutual fund. Shares for which owners are entitled to give voting instructions, but for which none are received, and shares of the mutual fund owned by the Company are voted in the same proportion as the total shares for which voting instructions have been received.


Voting materials are provided to you along with an appropriate form that may be used to give voting instructions to the Company.


If the Company determines pursuant to applicable law, that mutual fund shares held in Separate Account B need not be voted pursuant to instructions received from owners, then the Company may vote mutual fund shares held in the Separate Account in its own right.


FEDERAL TAX MATTERS


The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.


NON-QUALIFIED CONTRACTS
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.
.. Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person's gross income.

.. An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
.. Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.
.. Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
.. The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
.. Annuity payments:
  . The investment in the Contract is generally the total of the purchase payments made.
  . The portion of the annuity payment that represents the amount by which the accumulated value exceeds purchase payments is taxed as ordinary income. The remainder of each annuity payment is not taxed.
  . After the purchase payment(s) in the Contract is paid out, the full amount of any annuity payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.


A transfer of ownership of a Contract, or designation of an annuitant or other payee who is not also the owner, may result in a certain income or gift tax consequences to the owner. If you are contemplating any transfer or assignment of a Contract, you should contact a competent tax advisor with respect to the potential tax effects of such transactions.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS
In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:
.. If the person receiving payments dies on or after the annuity payment date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person's death.
.. If you die prior to the annuity payment date, the entire interest in the Contract will be distributed:
  . within five years after the date of your death; or . as annuity payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
.. If you take a distribution from the Contract before you are 591/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuity payment date by paying the death benefit in a single sum, subject to proof of your death. The beneficiary may elect by written request to receive an annuity payment option instead of a lump sum payment.


If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.


IRA, SEP, AND SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
.. IRA - An Individual Retirement Annuity (IRA) is a retirement savings annuity.
  Contributions grow tax deferred.
.. SEP-IRA - A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
.. SIMPLE-IRA - SIMPLE stands for Savings Incentive Match Plan for Employers. A
  SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Internal Revenue Code are excluded from the participant's gross income for tax purposes prior to the annuity payment date (subject to applicable state law). The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee's option may be subject to limitations.


If you are purchasing this Contract to fund a tax-qualified retirement plan (IRA, SEP, SIMPLE IRA), you should be aware that this tax deferral feature is available with any qualified investment vehicle and is not unique to an annuity. This Contract provides additional benefits such as lifetime income options, death benefit protection and guaranteed expense levels. Carefully consider the features and benefits of the Contract in making the decision to purchase it.


The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.


With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a "premature distribution." The tax is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a "premature distribution" unless the distribution is:
.. made on or after you reach age 591/2;
.. made to a beneficiary on or after your death;
.. made upon your disability;
.. part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;
.. made to pay medical expenses;
.. for certain unemployment expenses;
.. for first home purchases (up to $10,000); or .. for higher education expenses.

ROLLOVER IRAS
If you receive a lump-sum distribution from a pension or profit sharing plan or tax-sheltered annuity, you may maintain the tax-deferred status of the money by rolling it into a "Rollover Individual Retirement Annuity." Generally, distributions from a qualified plan are subject to mandatory income tax withholding at a rate of 20%, unless the participant elects a direct rollover. You have 60 days from receipt of the money to complete this transaction. If you choose not to reinvest or go beyond the 60 day limit and are under age 591/2, you will incur a 10% IRS penalty as well as income tax expenses.

WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required on payments delivered outside the United States. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.


MUTUAL FUND DIVERSIFICATION


The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the Contracts. Under this Internal Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.


The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.


STATE REGULATION


The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner's representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.


In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION


LEGAL OPINIONS
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, General Counsel and Senior Vice President.

LEGAL PROCEEDINGS
There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT
This prospectus omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by writing or telephoning the annuity service office. You may obtain a copy of Part C of the registration statement from the SEC, Washington, D.C. by paying the prescribed fees.

OTHER VARIABLE ANNUITY CONTRACTS
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

CUSTOMER INQUIRIES
Your questions should be directed to: Principal Flexible Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

INDEPENDENT AUDITORS
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS


The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Independent Auditors....................................................3

Principal Underwriter...................................................3

Calculation of Yield and Total Return...................................3

Taxation Under Certain Retirement Plans.................................7

Principal Life Insurance Company Separate Account B

 Report of Independent Auditors......................................... 12

 Financial Statements................................................... 14

Principal Life Insurance Company

 Report of Independent Auditors......................................... 76

 Consolidated Financial Statements...................................... 77

To obtain a free copy of the SAI write or telephone:

                      Principal Flexible Variable Annuity
                           Principal Financial Group
                                 P.O. Box 9382
                          Des Moines, Iowa 50306-9382
                           Telephone: 1-800-852-4450

APPENDIX A


CONDENSED FINANCIAL INFORMATION


Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

                                                                                                                         NUMBER OF
                                                                                      ACCUMULATION UNIT VALUE           ACCUMULATION
                                                                             -----------------------------------------     UNITS
                                                                             BEGINNING   END OF   PERCENTAGE OF CHANGE  OUTEND OFNG
                                 DIVISION                                    OF PERIOD   PERIOD    FROM PRIOR PERIOD       PERIOD
                                 --------                                    ---------   ------   --------------------      (IN
                                                                                                                         THOUSANDS)
                                                                                                                        ------------
AIM V.I. Growth
  2002                                                                        $ 6.284   $ 4.283         -31.84%             3,594
  2001                                                                          9.624     6.284         -34.70              4,437
  2000                                                                         12.256     9.624         -21.48              4,277
 Period Ended December 31, 1999/(1)/                                           10.000    12.256          22.56                968
AIM V.I. Core Equity
  2002                                                                          7.781     6.487         -16.63              4,400
  2001                                                                         10.211     7.781         -23.80              5,152
  2000                                                                         12.101    10.211         -15.62              4,586
 Period Ended December 31, 1999/(1) /                                          10.000    12.101          21.01              1,494
AIM V.I. Premier Equity
  2002                                                                          8.408     5.791         -31.12              4,035
  2001                                                                          9.738     8.408         -13.66              4,011
  2000                                                                         11.553     9.738         -15.71              3,486
 Period Ended December 31, 1999/(1)/                                           10.000    11.553          15.53              1,149
American Century Income & Growth
  2002                                                                          8.965     7.138         -20.37              1,122
 Period Ended December 31, 2001/(2)/                                           10.000     8.965         -10.35                368
American Century Ultra
  2002                                                                          9.119     6.960         -23.67                436
 Period Ended December 31, 2001/(2)/                                           10.000     9.119          -8.81                120
American Century Value
 Period Ended December 31, 2002/(3)/                                           10.000     8.408         -15.92                192
Dreyfus Investments Portfolios - Founders Discovery
  2002                                                                          8.825     5.819         -34.06                134
 Period Ended December 31, 2001/(2)/                                           10.000     8.825         -11.75                 22
Fidelity VIP Contrafund
  2002                                                                          9.005     8.055         -10.55              4,524
  2001                                                                         10.405     9.005         -13.46              4,272
  2000                                                                         11.294    10.405          -7.87              3,917
 Period Ended December 31, 1999/(1)/                                           10.000    11.294          12.94              1,436
Fidelity VIP Equity-Income
 Period Ended December 31, 2002/(3)/                                           10.000     8.009         -19.91                374
Fidelity VIP Growth
  2002                                                                          8.640     5.956         -31.07              4,674
  2001                                                                         10.635     8.640         -18.76              5,285
  2000                                                                         12.108    10.635         -12.17              4,837
 Period Ended December 31, 1999/(1)/                                           10.000    12.108          21.08              1,441
INVESCO VIF - Dynamics
  2002                                                                          7.986     5.371         -32.74                 45
 Period Ended December 31, 2001/(2)/                                           10.000     7.986         -20.14                 31
INVESCO VIF - Health Sciences
  2002                                                                          9.852     7.375         -25.14                568
 Period Ended December 31, 2001/(2)/                                           10.000     9.852          -1.48                252
INVESCO VIF - Small Company Growth
  2002                                                                          8.443     5.743         -31.98                141
 Period Ended December 31, 2001/(2)/                                           10.000     8.443         -15.57                 45
INVESCO VIF - Technology
  2002                                                                          7.070     3.711         -47.51                229
 Period Ended December 31, 2001/(2)/                                           10.000     7.070         -29.30                100
Janus Aspen Mid Cap Growth
  2002                                                                          5.565     3.951         -29.01              1,636
  2001                                                                          9.329     5.565         -40.35              1,448
 Period Ended December 31, 2000/(//4//)/                                       10.000     9.329          -6.71                 70
Asset Allocation
  2002                                                                         18.753    16.123         -14.03              4,235
  2001                                                                         19.766    18.753          -5.12              4,644
  2000                                                                         19.696    19.766           0.36              4,505
  1999                                                                         16.690    19.696          18.01              3,913
  1998                                                                         15.478    16.690           7.83              3,762
  1997                                                                         13.260    15.478          16.73              3,134
  1996                                                                         11.891    13.260          11.51              2,264
  1995                                                                          9.978    11.891          19.17                912
 Period Ended December 31, 1994/(//5//)/                                       10.075     9.978          -0.96                303
Balanced
  2002                                                                         16.213    13.901         -14.26              5,862
  2001                                                                         17.647    16.213          -8.13              6,926
  2000                                                                         17.846    17.647          -1.12              7,235
  1999                                                                         17.647    17.846           1.13              9,103
  1998                                                                         15.966    17.647          10.53              8,903
  1997                                                                         13.708    15.966          16.47              6,717
  1996                                                                         12.270    13.708          11.72              4,661
  1995                                                                          9.972    12.270          23.04              1,373
 Period Ended December 31, 1994/(//5//)/                                       10.266     9.972          -2.86                370
Bond
  2002                                                                         15.648    16.885           7.91              9,735
  2001                                                                         14.655    15.648           6.78              8,059
  2000                                                                         13.718    14.655           6.83              6,415
  1999                                                                         14.260    13.718          -3.80              7,677
  1998                                                                         13.408    14.260           6.35              7,499
  1997                                                                         12.275    13.408           9.23              5,017
  1996                                                                         12.143    12.275           1.09              3,872
  1995                                                                         10.064    12.143          20.66              1,401
 Period Ended December 31, 1994/(//5//)/                                       10.050    10.064           0.14                301
Capital Value
  2002                                                                         20.053    17.098         -14.74              7,883
  2001                                                                         22.084    20.053          -9.20              8,725
  2000                                                                         21.888    22.084           0.90              8,705
  1999                                                                         23.156    21.888          -5.48             11,634
  1998                                                                         20.642    23.156          12.18             11,720
  1997                                                                         16.261    20.642          26.94              9,320
  1996                                                                         13.333    16.261          21.96              6,267
  1995                                                                         10.234    13.333          30.28              2,232
 Period Ended December 31, 1994/(//5//)/                                       10.328    10.234          -0.91                699
Equity Growth
  2002                                                                         28.124    20.076         -28.62              8,433
  2001                                                                         33.450    28.124         -15.92              9,806
  2000                                                                         38.363    33.450         -12.81             10,065
  1999                                                                         27.815    38.363          37.92              9,018
  1998                                                                         23.689    27.815          17.42              7,486
  1997                                                                         18.340    23.689          29.17              6,077
  1996                                                                         14.503    18.340          26.46              3,971
  1995                                                                         10.184    14.503          42.41              1,324





Government Securities
  2002                                                                         16.066    17.262           7.45             14,056
  2001                                                                         15.118    16.066           6.27              9,403
  2000                                                                         13.741    15.118          10.02              7,195
  1999                                                                         13.954    13.741          -1.53              8,554
  1998                                                                         13.049    13.954           6.94              8,554
  1997                                                                         11.969    13.049           9.02              5,946
  1996                                                                         11.728    11.969           2.06              5,443
  1995                                                                          9.973    11.728          17.60              2,023
 Period Ended December 31, 1994/(//5//)/                                       10.133     9.973          -1.93                572
Growth
  2002                                                                         16.257    11.387         -29.95              8,040
  2001                                                                         22.098    16.257         -26.43              9,977
  2000                                                                         24.904    22.098         -11.27             10,270
  1999                                                                         21.657    24.904          14.99             10,999
  1998                                                                         18.070    21.657          19.85              9,863
  1997                                                                         14.411    18.070          25.39              7,898
  1996                                                                         12.970    14.411          11.11              6,089
  1995                                                                         10.454    12.970          24.07              2,619
 Period Ended December 31, 1994/(//5//)/                                       10.336    10.454           1.14                764
International
  2002                                                                         13.529    11.214         -17.11              7,391
  2001                                                                         18.092    13.529         -25.22              8,130
  2000                                                                         19.987    18.092          -9.48              8,208
  1999                                                                         16.071    19.987          24.37              7,799
  1998                                                                         14.795    16.071           8.62              7,866
  1997                                                                         13.347    14.795          10.85              7,316
  1996                                                                         10.804    13.347          23.54              4,797
  1995                                                                          9.582    10.804          12.75              2,146
 Period Ended December 31, 1994/(//5//)/                                        9.624     9.582          -0.43                936
International Emerging Markets
  2002                                                                          9.371     8.549          -8.78                506
  2001                                                                          9.910     9.371          -5.44                153
 Period Ended December 31, 2000/(//4//)/                                       10.000     9.910          -0.90                  9
International SmallCap
  2002                                                                         11.592     9.593         -17.25              2,774
  2001                                                                         15.020    11.592         -22.82              2,848
  2000                                                                         17.184    15.020         -12.59              2,822
  1999                                                                          8.978    17.184          91.40              1,246
 Period Ended December 31, 1998/(//6//)/                                       10.000     8.978         -10.22                419
LargeCap Blend
 Period Ended December 31, 2002/(//7//)/                                       10.000     8.255         -17.45              1,047
LargeCap Growth
  2002                                                                          7.179     4.973         -30.74                677
  2001                                                                          9.593     7.179         -25.16                445
 Period Ended December 31, 2000/(//4//)/                                       10.000     9.593          -4.07                 34
LargeCap Growth Equity
  2002                                                                          6.707     4.420         -34.10                565
  2001                                                                          9.713     6.707         -30.95                218
 Period Ended December 31, 2000/(//4//)/                                       10.000     9.713          -2.87                 18
LargeCap Stock Index
  2002                                                                          8.484     6.498         -23.40              6,302
  2001                                                                          9.774     8.484         -13.20              5,484
  2000                                                                         10.956     9.774         -10.79              4,136
 Period Ended December 31, 1999/(1)/                                           10.000    10.956           9.56              2,314
LargeCap Value
 Period Ended December 31, 2002/(//7//)/                                       10.000     8.326         -16.74              1,018

MicroCap
  2002                                                                          8.825     7.243         -17.93                666
  2001                                                                          8.771     8.825           0.62                639
  2000                                                                          7.920     8.771          10.74                523
  1999                                                                          8.106     7.920          -2.30                244
 Period Ended December 31, 1998/(//6//)/                                       10.000     8.106         -18.94                141
MidCap
  2002                                                                         22.975    20.704          -9.88              8,520
  2001                                                                         24.162    22.975          -4.91              8,963
  2000                                                                         21.351    24.162          13.17              8,777
  1999                                                                         19.125    21.351          11.64              9,229
  1998                                                                         18.676    19.125           2.40             10,738
  1997                                                                         15.405    18.676          21.23              9,820
  1996                                                                         12.880    15.405          19.60              7,285
  1995                                                                         10.108    12.880          27.42              3,059
 Period Ended December 31, 1994/(//5//)/                                       10.157    10.108          -0.48                973
MidCap Growth
  2002                                                                          9.217     6.711         -27.19              1,754
  2001                                                                         11.234     9.217         -17.95              1,867
  2000                                                                         10.522    11.234           6.77              1,539
  1999                                                                          9.607    10.522           9.52                746
 Period Ended December 31, 1998/(//6//)/                                       10.000     9.607          -3.93                352
MidCap Growth Equity
  2002                                                                          6.961     4.649         -33.22                724
  2001                                                                          9.713     6.961         -28.33                332
 Period Ended December 31, 2000/(//4//)/                                       10.000     9.713          -2.87                 86
MidCap Value
  2002                                                                          9.575     8.514         -11.08              1,282
 Period Ended December 31, 2001/(//4//)/                                       10.000     9.575          -4.25                261
Money Market
  2002                                                                         13.252    13.272           0.15              7,629
  2001                                                                         12.912    13.252           2.63              7.538
  2000                                                                         12.306    12.912           4.92              5,465
  1999                                                                         11.913    12.306           3.30              7,145
  1998                                                                         11.463    11.913           3.93              4,905
  1997                                                                         11.027    11.463           3.95              2,752
  1996                                                                         10.628    11.027           3.75              2,929
  1995                                                                         10.194    10.628           4.26              1,370
 Period Ended December 31, 1994/(//5//)/                                       10.027    10.194           1.67                702
Real Estate
  2002                                                                         12.155    12.931           6.38              2,087
  2001                                                                         11.318    12.155           7.40                893
  2000                                                                          8.750    11.318          29.35                643
  1999                                                                          9.275     8.750          -5.66                261
 Period Ended December 31, 1998/(//6//)/                                       10.000     9.275          -7.25                195
SmallCap
  2002                                                                          9.926     7.123         -28.24              2,980
  2001                                                                          9.801     9.926           1.28              2,697
  2000                                                                         11.242     9.801         -12.82              2,250
  1999                                                                          7.928    11.242          41.80              1,208
 Period Ended December 31, 1998/(//6//)/                                       10.000     7.928         -20.72                459
SmallCap Growth
  2002                                                                         11.229     6.005         -46.53              3,622
  2001                                                                         16.724    11.229         -32.86              3,766
  2000                                                                         19.672    16.724         -14.99              3,535
  1999                                                                         10.179    19.672          93.26              1,388
 Period Ended December 31, 1998/(//6//)/                                       10.000    10.179           1.79                314

SmallCap Value
  2002                                                                         12.993    11.694         -10.00              2,064
  2001                                                                         12.384    12.993           4.92              1,213
  2000                                                                         10.123    12.384          22.34                756
  1999                                                                          8.440    10.123          19.94                536
 Period Ended December 31, 1998/(//6//)/                                       10.000     8.440         -15.60                306
Utilities
  2002                                                                          9.732     8.399         -13.70              2,332
  2001                                                                         13.631     9.732         -28.60              2,694
  2000                                                                         11.581    13.631          17.70              2,253
  1999                                                                         11.464    11.581           1.02              1,670
 Period Ended December 31, 1998/(//6//)/                                       10.000    11.464          14.64                639

/ //(1)/ Commenced operations on July 30, 1999.
/ //(2)/ Commenced operations on May 19, 2001.

/ //(//3//)/ Commenced operations on May 18, 2002.
/ //(//4//)/ Commenced operations on November 24, 2000.
/ //(//5//)/ Commenced operations on June 16, 1994.
/ //(//6//)/ Commenced operations on May 1, 1998.
/ //(//7//)/ Commenced operations on May 1, 2002.







                                                                        NUMBER OF
                                 ACCUMULATION UNIT VALUE            ACCUMULATION UNITS
                        -----------------------------------------      OUTSTANDING
                        BEGINNING   END OF   PERCENTAGE OF CHANGE     END OF PERIOD
       DIVISION         OF PERIOD   PERIOD    FROM PRIOR PERIOD       (IN THOUSANDS)
       --------         ---------   ------   --------------------  --------------------
AIM V.I. Core Equity
  2002                   $ 7.730   $ 6.405         -17.14%                  722
  2001                    10.205   $ 7.730         -24.25%                  577
 Period Ended December
 31, 2000/(1)/            10.446    10.205          -2.31                    46
AIM V.I. Growth
  2002                     6.242     4.230         -32.24                   368
  2001                     9.619     6.242         -35.11                   314
 Period Ended December
 31, 2000/(1)/             9.819     9.619          -2.04                    25
AIM V.I. Premier
Equity
  2002                     8.353     5.718         -31.55                   689
  2001                     9.733     8.353         -14.18                   439
 Period Ended December
 31, 2000/(1)/             9.810     9.733          -0.78                    21
American Century
Income & Growth
  2002                     8.931     7.069         -20.85                   531
 Period Ended December
 31, 2001/(2)/            10.000     8.931         -10.69                   181
American Century Ultra
  2002                     9.085     6.893         -24.14                   262
 Period Ended December
 31, 2001/(2)/            10.000     9.085          -9.15                   107
American Century Value
 Period Ended December
 31, 2002/(3)/            10.000     8.376         -16.24                    90
Dreyfus Investment
Portfolios - Founders
Discovery
  2002                     8.792     5.762         -34.46                   101
 Period Ended December
 31, 2001/(2)/            10.000     8.792         -12.08                    12
Fidelity VIP
Contrafund
  2002                     8.946     7.954         -11.09                   823
  2001                    10.399     8.946         -13.97                   418
 Period Ended December
 31, 2000/(1)/            10.228    10.399           1.67                    14
Fidelity VIP Equity
Income
 Period Ended December
 31, 2002/(3)/            10.000     7.979         -20.21                   143


Fidelity VIP Growth
  2002                     8.583     5.881         -31.48                   651
  2001                    10.629     8.583         -19.25                   454
 Period Ended December
 31, 2000/(1)/            11.022    10.629          -3.57                    27
INVESCO VIF - Dynamics
  2002                     7.956     5.319         -33.15                    22
 Period Ended December
 31, 2001/(2)/            10.000     7.956         -20.44                     5
INVESCO VIF - Health
Sciences
  2002                     9.815     7.304         -25.59                   299
 Period Ended December
 31, 2001/(2)/            10.000     9.815          -1.85                   121
INVESCO VIF - Small
Company Growth
  2002                     8.411     5.688         -32.38                    73
 Period Ended December
 31, 2001/(2)/            10.000     8.411         -15.89                    20
INVESCO VIF -
Technology
  2002                     7.044     3.675         -47.82                   138
 Period Ended December
 31, 2001/(2)/            10.000     7.044         -29.56                    45
Janus Aspen Mid Cap
Growth
  2002                     5.528     3.901         -29.43                   913
  2001                     9.324     5.528         -40.71                   607
 Period Ended December
 31, 2000/(1)/            10.000     9.324          -6.76                    21
Asset Allocation
  2002                    18.630    15.921         -14.54                   384
  2001                    19.754    18.630          -5.69                   278
 Period Ended December
 31, 2000 /(1)/           19.631    19.754           0.63                    16
Balanced
  2002                    16.107    13.727         -14.78                   358
  2001                    17.637    16.107          -8.67                   150
 Period Ended December
 31, 2000/(1)/            17.485    17.637           0.87                     6
Bond
  2002                    15.545    16.674           7.26                 1,758
  2001                    14.647    15.545           6.13                   805
 Period Ended December
 31, 2000/(1)/            14.225    14.647           2.97                    12
Capital Value
  2002                    19.921    16.883         -15.25                   547
  2001                    22.072    19.921          -9.75                   259
 Period Ended December
 31, 2000/(1)/            20.967    22.072           5.27                    10
Equity Growth
  2002                    27.939    19.824         -29.04                   463
  2001                    33.431    27.939         -16.43                   284
 Period Ended December
 31, 2000/(1)/            35.430    33.431          -5.64                    14
Government Securities
  2002                    15.960    17.046           6.80                 3,410
  2001                    15.109    15.960           5.63                 1,094
 Period Ended December
 31, 2000/(1)/            14.739    15.109           2.51                    23
Growth
  2002                    16.149    11.244         -30.37                   358
  2001                    22.086    16.149         -26.88                   271
 Period Ended December
 31, 2000/(1)/            23.356    22.086          -5.44                    16
International
  2002                    13.440    11.074         -17.61                   769
  2001                    18.082    13.440         -25.67                   412
 Period Ended December
 31, 2000/(1)/            17.028    18.082           6.19                    22
International Emerging
Markets
  2002                     9.309     8.441          -9.32                   261
  2001                     9.904     9.309          -6.01                   112
 Period Ended December
 31, 2000/(1)/            10.000     9.904          -0.96                    10


International SmallCap
  2002                    11.515     9.473         -17.74                   450
  2001                    15.011    11.515         -23.29                   265
 Period Ended December
 31, 2000/(1)/            14.559    15.011           3.10                    25
LargeCap Blend
 Period Ended December
 31, 2002/(//4//)/        10.000     8.224         -17.76                   366
LargeCap Growth
  2002                     7.132     4.910         -31.16                   446
  2001                     9.588     7.132         -25.62                   267
 Period Ended December
 31, 2000/(1)/            10.000     9.588          -4.12                    25
LargeCap Growth Equity
  2002                     6.663     4.364         -34.50                   290
  2001                     9.708     6.663         -31.37                   148
 Period Ended December
 31, 2000/(1)/            10.000     9.708          -2.92                    17
LargeCap Stock Index
  2002                     8.428     6.417         -23.86                 1,531
  2001                     9.769     8.428         -13.73                   710
 Period Ended December
 31, 2000/(1)/             9.939     9.769          -1.71                    16
LargeCap Value
 Period Ended December
 31, 2002/(//4//)/        10.000     8.295         -17.05                   299
MicroCap
  2002                     8.767     7.152         -18.42                   122
  2001                     8.766     8.767           0.01                    46
 Period Ended December
 31, 2000/(1)/             8.539     8.766           2.66                     1
MidCap
  2002                    22.824    20.445         -10.42                   697
  2001                    24.148    22.824          -5.48                   335
 Period Ended December
 31, 2000/(1)/            22.631    24.148           6.70                     8
MidCap Growth
  2002                     9.156     6.627         -27.62                   406
  2001                    11.228     9.156         -18.45                   195
 Period Ended December
 31, 2000/(1)/            10.932    11.228           2.71                    10
MidCap Growth Equity
  2002                     6.915     4.590         -33.62                   369
  2001                     9.708     6.915         -28.77                   242
 Period Ended December
 31, 2000/(1)/            10.000     9.708          -2.92                    13
MidCap Value
  2002                     9.539     8.431         -11.61                   433
 Period Ended December
 31, 2001/(2)/             10.00     9.539          -4.61                    99
Money Market
  2002                    13.164    13.106         -.0.44                 2,833
  2001                    12.905    13.164           2.01                 2,457
 Period Ended December
 31, 2000/(1)/            12.851    12.905           0.42                   534
Real Estate
  2002                    12.075    12.769           5.75                   612
  2001                    11.312    12.075           6.75                   158
 Period Ended December
 31, 2000/(1)/            10.520    11.312           7.53                    10
SmallCap
  2002                     9.860     7.034         -28.66                   505
  2001                     9.795     9.860           0.66                   218
 Period Ended December
 31, 2000/(1)/             9.961     9.795          -1.67                     8
SmallCap Growth
  2002                    11.154     5.929         -46.84                   517
  2001                    16.715    11.154         -33.27                   291
 Period Ended December
 31, 2000/(1)/            16.727    16.715          -0.07                    22



SmallCap Value
  2002                    12.908    11.548         -10.54                   571
  2001                    12.377    12.908           4.29                   229
 Period Ended December
 31, 2000/(1)/            11.303    12.377           9.50                     3
Utilities
  2002                     9.667     8.294         -14.20                   407
  2001                    13.624     9.667         -29.04                   347
 Period Ended December
 31, 2000/(1)/            12.984    13.624           4.93                    16

///(1)/ Commenced operations on November 24, 2000.
///(2)/ Commenced operations on May 19, 2001.
///(3//)/ Commenced operations on May 18, 2002.
///(4//)/ Commenced operations on May 1, 2002.

                                     PART B


              PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B


                   FLEXIBLE VARIABLE ANNUITY ("FVA") CONTRACT


                      STATEMENT OF ADDITIONAL INFORMATION



                               DATED MAY 1, 2003


This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Flexible Variable Annuity (the "Contract") in addition to the information that is contained in the Contract's Prospectus, dated May 1, 2003.






This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:





                                Variable Annuity
                         The Principal Financial Group
                                 P.O. Box 9382
                           Des Moines Iowa 50306-9382
                           Telephone: 1-800-852-4450

                               TABLE OF CONTENTS



                                                                            Page


Independent Auditors ....................................................3

Principal Underwriter...................................................3

Calculation of Yield and Total Return...................................3

Taxation Under Certain Retirement Plans.................................7

Principal Life Insurance Company Separate Account B

 Report of Independent Auditors.........................................11

 Financial Statements...................................................12

Principal Life Insurance Company

 Report of Independent Auditors.........................................76

 Consolidated Financial Statements......................................77

INDEPENDENT AUDITORS


Ernst & Young LLP, 801 Grand, Des Moines, Iowa, serves as independent auditors for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.


PRINCIPAL UNDERWRITER



Princor Financial Services Corporation ("Princor") is the principal underwriter of the Contract. Princor is a subsidiary of Principal Financial Services, Inc. The Contract's offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

                                      2002                                              2001                 2000
                                RECEIVED/RETAINED                                RECEIVED/RETAINED    RECEIVED/RETAINED
                                -----------------                                -----------------    -----------------
                                 $18,879,680/$0                                    $14,886,087/$0       $14,747,326/$0




CALCULATION OF YIELD AND TOTAL RETURN


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions.


The Contract was not offered prior to June 16, 1994. However, the Divisions invest in Accounts of the Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Products Fund, and Fidelity Variable Income Products Fund II. Effective June 12, 2000 the Principal Variable Contracts Fund, Inc. Stock Index 500 Account changed its name to the LargeCap Stock Index Account. Effective January 1, 1998 the Mutual Funds which correspond to Accounts of the Principal Variable Contracts Fund, Inc. were reorganized as follows:

                    OLD MUTUAL FUND NAME                           NEW CORRESPONDING NAME
                    --------------------                           ----------------------
                                                             Principal Variable Contracts Fund,
                                                             Inc.
   Principal Aggressive Growth Fund, Inc.                    Aggressive Growth Account
   Principal Asset Allocation Fund, Inc.                     Asset Allocation Account
   Principal Balanced Fund, Inc.                             Balanced Account
   Principal Bond Fund, Inc.                                 Bond Account
   Principal Capital Accumulation Fund, Inc.                 Capital Value Account
   Principal Emerging Growth Fund, Inc.                      MidCap Account
   Principal Government Securities Fund, Inc.                Government Securities Account
   Principal Growth Fund, Inc.                               Growth Account
   Principal Money Market Fund, Inc.                         Money Market Account
   Principal World Fund, Inc.                                International Account



The Aggressive Growth Account changed its name to the Equity Growth Account on May 1, 2001.


These Accounts, along with AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund and Fidelity VIP Growth Portfolio Service Class, were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the Contract been issued on or after the date the Mutual Fund in which such Division invests was first offered. Because Service Class shares for the Fidelity VIP Growth Division were not offered until November 3, 1997, performance shown for periods prior to that date represent the historical results of Initial Class shares and do not include the effects of the Service Class' higher annual fees and expenses. Service Shares of the Janus Aspen Series were first offered on December 31, 1999. Performance shown for periods prior to December 31, 1999, reflects performance of a different class of shares (the Institutional Shares) restated based on the Service Shares' estimated fees and expenses including the Service Shares' .25% 12b-1 fee and ignoring any fee and expense limitations. The hypothetical performance from the date of inception of the Mutual Fund in which the Division invests is derived by reducing the actual performance of the underlying Mutual Fund by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Mutual Fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.


From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the Contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2002, the 7-day annualized and effective yields were -0.26% and -0.26%, respectively, for Contracts without a surrender charge or purchase payment credit, and -6.26% and -6.26%, respectively, for Contracts subject to a surrender charge but without a purchase payment credit. For the period ended December 31, 2002, the 7-day annualized and effective yields were -0.86% and -0.83%, respectively, for Contracts without a surrender but with a purchase payment credit, and -8.86% and -8.83%, respectively, for Contracts subject to a surrender charge but with a purchase payment credit.


In addition, from time to time, the Separate Account will advertise the "yield" for certain other Divisions for the Contract. The "yield" of a Division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a surrender charge which, if included, would reduce the "yield."


Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value. In this calculation the ending value is reduced by a surrender charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures for its Divisions for a specified period that does not take into account the surrender charge in order to illustrate the change in the Division's unit value over time. See "Charges and Deductions" in the Prospectus for a discussion of surrender charges.

Following are the hypothetical average annual total returns for the period ending December 31, 2002 assuming the Contract had been offered as of the effective dates of the underlying Mutual Funds in which the Divisions invest:

                                         CONTRACT WITHOUT PURCHASE PAYMENT CREDIT RIDER
                                         -----------------------------------
                                               WITH SURRENDER CHARGE                          WITHOUT SURRENDER CHARGE
                                   ---------------------------------------         ---------------------------------------
            DIVISION                ONE YEAR       FIVE YEAR         TEN YEAR       ONE YEAR       FIVE YEAR          TEN YEAR
            --------                --------       ---------         --------       --------       ---------          --------
 Asset Allocation Division          -20.10%          0.19%            5.68%/(1)/    -14.10%          0.77%             5.68%/(1)/
 Balanced Division                  -20.33          -3.46             3.94          -14.33          -2.78              3.94
 Bond Division                        1.83           4.17             5.85            7.83           4.67              5.85
 Capital Value Division             -20.81          -4.46             5.80          -14.81          -3.75              5.80
 Equity Growth Division             -34.69          -3.99            8.43/(1)/      -28.69          -3.30             8.43/(1)/
 Government Securities Division       1.37           5.23             5.85            7.37           5.71              5.85
 Growth Division                    -36.02          -9.76            1.47/(2)/      -30.02          -8.87             1.47/(2)/
 International Division             -23.18          -6.20            1.29/(2)/      -17.18          -5.44             1.29/(2)/
 International Emerging Markets
 Division                           -14.85         -12.02/(3)/         N/A           -8.85         -9.41/(3)/           N/A
 International SmallCap Division    -23.31         -1.83/(4)/          N/A          -17.31         -1.15/(4)/           N/A
 LargeCap Blend Division            -22.24/(5)/       N/A              N/A          -16.24/(5)/       N/A               N/A
 LargeCap Growth Division           -36.81         -15.06/(//6//)/     N/A          -30.81         -13.42/(//6)/        N/A
 LargeCap Growth Equity Division    -40.17         -42.23/(3)/         N/A          -34.17         -38.02/(3)/          N/A
 LargeCap Stock Index Division      -29.48         -13.07/(//6//)/     N/A          -23.48         -11.52/(//6//)/      N/A
 LargeCap Value Division            -21.02/(5)/       N/A              N/A          -15.02/(5)/       N/A               N/A
 MicroCap Division                  -24.00         -7.63/(4)/          N/A          -18.00         -6.78/(4)/           N/A
 MidCap Division                    -15.96           1.48             9.12           -9.96           2.04              9.12
 MidCap Growth Division             -33.26         -9.25/(4)/          N/A          -27.26         -8.35/(4)/           N/A
 MidCap Growth Equity Division      -39.29         -39.25/(3)/         N/A          -33.29         -35.28/(3)/          N/A
 MidCap Value Division              -17.15          4.33/(//6//)/      N/A          -11.15          5.29/(5)/           N/A
 Money Market Division               -5.92           2.39             3.03            0.08           2.93              3.03
 Real Estate Division                 0.31          5.05/(4)/          N/A            6.31          5.58/(4)/           N/A
 SmallCap Division                  -34.30         -8.05/(4)/          N/A          -28.30         -7.19/(4)/           N/A
 SmallCap Growth Division           -52.60         -11.33/(4)/         N/A          -46.60         -10.35/(4)/          N/A
 SmallCap Value Division            -16.07          2.73/(4)/          N/A          -10.07          3.31/(4)/           N/A
 Utilities Division                 -19.76         -4.52/(4)/          N/A          -13.76         -3.77/(4)/           N/A
 AIM V.I. Core Equity Division      -22.70           1.57            6.49/(2)/      -16.70           2.13             6.49/(2)/
 AIM V.I. Growth Division           -37.90          -5.76            2.48/(//7//)/  -31.90          -5.01             2.48/(//7//)/
 AIM V.I. Premier Equity Division   -37.20          -4.15            6.47/(//7//)/  -31.20          -3.44             6.47/(//7//)/
 American Century VP Income &
 Growth Division                    -26.44          -2.15            -0.58/(8)/     -20.44          -1.51             -0.18/(8)/
 American Century VP Ultra
 Division                           -29.74         -22.04/(9)/         N/A          -23.74         -17.87/(9)/          N/A
 American Century VP Value
 Division                           -19.96           1.96            6.99/(10)/     -13.96           2.51             6.99/(10)/
 DIP Founders Discovery Division    -40.13         -22.26/(//11//)/    N/A          -34.13         -20.12/(//11//)/     N/A
 Fidelity VIP Contrafund Division   -16.62           1.74            11.11/(1//2//)/-10.62           2.30             11.11/(1//2//)
 Fidelity VIP Equity Income
 Division                           -23.66          -1.65             8.36          -17.66          -1.02              8.36
 Fidelity VIP Growth Division       -37.14          -2.38             7.00          -31.14          -1.73              7.00
 INVESCO VIF-Dynamics Division      -38.82          -5.41            -4.31/(13)/    -32.82          -4.67             -3.87/(13)/
 INVESCO VIF-Health Sciences
 Division                           -31.21           3.38            4.88/(14)/     -25.21           3.90             5.16/(14)/
 INVESCO VIF Small Company Growth
 Division                           -38.04          -0.72            -0.75/(13)/    -32.04          -0.11             -0.37/(13)/
 INVESCO VIF-Technology Division    -53.58          -8.46            -5.08/(15)/    -47.58          -7.62             -4.63/(15)/
 Janus Aspen Mid Cap Growth
 Division                           -35.08          -4.30            5.62/(1//6//)/ -29.08          -3.60             5.62/(1//6//)/

/ //(1)/ Partial period beginning June 1, 1994.
/ //(2)/ Partial period beginning May 2, 1994.
/ //(3)/ Partial period beginning October 24, 2000.
/ //(4)/ Partial period beginning May 1, 1998.
/ //(5)/ Partial period beginning May 1, 2002
/ //(//6//)/ Partial period beginning May 3, 1999.
/ //(//7//)/ Partial period beginning May 5, 1993.
/ //(//8//)/ Partial period beginning October 31, 1997.
/ //(//9//)/ Partial period beginning May 1, 2001.
/ //(10)/ Partial period beginning May 1, 1996.
/ //(11//)/ Partial period beginning December 15, 1999.
/ //(12//)/ Partial period beginning January 31, 1995.
/ //(13//)/ Partial period beginning August 25, 1997.
/ //(14//)/ Partial period beginning May 22, 1997.
/ //(15//)/ Partial period beginning May 21, 1997.
/ //(16//)/ Partial period beginning September 13, 1993.

                                           CONTRACT WITH PURCHASE PAYMENT CREDIT RIDER
                                           -----------------------------------
                                               WITH SURRENDER CHARGE                          WITHOUT SURRENDER CHARGE
                                   ---------------------------------------         ---------------------------------------
            DIVISION                ONE YEAR       FIVE YEAR         TEN YEAR       ONE YEAR       FIVE YEAR          TEN YEAR
            --------                --------       ---------         --------       --------       ---------          --------
 Asset Allocation Division          -22.61%         -1.05%            5.05%/(1)/    -14.61%          0.17%             5.05%/(1)/
 Balanced Division                  -22.85          -4.78             3.32          -14.85          -3.36              3.32
 Bond Division                       -0.81           3.00             5.22            7.19           4.05              5.22
 Capital Value Division             -23.32          -5.80             5.17          -15.32          -4.33              5.17
 Equity Growth Division             -37.12          -5.33            7.78/(1)/      -29.12          -3.88             7.78/(1)/
 Government Securities Division      -1.27           4.07             5.21            6.73           5.08              5.21
 Growth Division                    -38.44         -11.26            0.87/(2)/      -30.44          -9.40             0.87/(2)/
 International Division             -25.68          -7.60            0.68/(2)/      -17.68          -6.01             0.68/(2)/
 International Emerging Markets
 Division                           -17.39         -28.48/(3)/         N/A           -9.39         -20.48/(3)/          N/A
 International SmallCap Division    -25.81         -3.15/(4)/          N/A          -17.81         -1.74/(4)/           N/A
 LargeCap Blend                     -24.58/(5)/       N/A              N/A          -16.58/(5)/       N/A               N/A
 LargeCap Growth Division           -39.22         -16.92/(//6//)/     N/A          -31.22         -13.94/(//6//)/      N/A
 LargeCap Growth Equity Division    -42.57         -73.33/(3)/         N/A          -34.57         -65.33/(3)/          N/A
 LargeCap Stock Index Division      -31.94         -14.86/(//6)/       N/A          -23.94         -12.05/(//6//)/      N/A
 LargeCap Value                     -23.36/(5)/       N/A              N/A          -15.36/(5)/       N/A               N/A
 MicroCap Division                  -26.49         -9.10/(4)/          N/A          -18.49         -7.34/(4)/           N/A
 MidCap Division                    -18.50           0.27             8.46          -10.50           1.43              8.46
 MidCap Growth Division             -35.69         -10.78/(4)/         N/A          -27.69         -8.90/(4)/           N/A
 MidCap Growth Equity Division      -41.69         -69.88/(3)/         N/A          -33.69         -61.88/(3)/          N/A
 MidCap Value Division              -19.68          2.93/(//6//)/      N/A          -11.68          4.66/(//6//)/       N/A
 Money Market Division               -8.52           1.19             2.41           -0.52           2.31              2.41
 Real Estate Division                -2.32          3.85/(4)/          N/A            5.68          4.95/(4)/           N/A
 SmallCap Division                  -36.73         -9.54/(4)/          N/A          -28.73         -7.75/(4)/           N/A
 SmallCap Growth Division           -54.92         -12.93/(4)/         N/A          -46.92         -10.89/(4)/          N/A
 SmallCap Value Division            -18.61          1.50/(4)/          N/A          -10.61          2.69/(4)/           N/A
 Utilities Division                 -22.28         -5.90/(4)/          N/A          -14.28         -4.35/(4)/           N/A
 AIM V.I. Core Equity Division      -25.20           0.36            5.85/(2)/      -17.20           1.52             5.85/(2)/
 AIM V.I. Growth Division           -40.31          -7.14            1.87/(//7//)/  -32.31          -5.58             1.87/(//7//)/
 AIM V.I. Premier Equity Division   -39.61          -5.48            5.84/(//7//)/  -31.61          -4.02             5.84/(//7//)/
 American Century VP Income &
 Growth Division                    -28.92          -3.44            -1.80/(//8//)/ -20.92          -2.10             -0.78/(8)/
 American Century VP Ultra
 Division                           -32.20         -36.71/(//9//)/     N/A          -24.20         -28.71/(9)/          N/A
 American Century VP Value
 Division                           -22.48           0.76            5.92/(10)/     -14.48           1.90             6.35/(10)/
 DIP Founders Discovery Division    -42.53         -24.47/(//11//)/    N/A          -34.53         -20.60/(//11//)/     N/A
 Fidelity VIP Contrafund Division   -19.16           0.54            10.26/(1//2//)/-11.16           1.68             10.45/(1//2//)
 Fidelity VIP Equity Income
 Divison                            -26.15          -2.92             7.71          -18.15          -1.61              7.71
 Fidelity VIP Growth Division       -39.55          -3.67             6.37          -31.55          -2.32              6.37
 INVESCO VIF-Dynamics Division      -41.22          -6.78            -5.61/(1//3//)/-33.22          -5.24             -4.44/(13)/
 INVESCO VIF-Health Sciences
 Division                           -32.66           2.21            3.79/(1//4//)/ -25.66           3.28             4.53/(14)/
 INVESCO VIF-Small Company Growth
 Division                           -40.45          -1.97            -1.96/(1//3//)/-32.45          -0.71             -0.97/(13)/
 INVESCO VIF-Technology Division    -55.89          -9.93            -6.38/(1//5//)/-47.89          -8.18             -5.21/(15)/
 Janus Aspen Mid Cap Growth
 Division                           -37.51          -5.63            4.99/(1//6//)/ -29.51          -4.17             4.99/(1//6//)/


/ //(1)/ Partial period beginning June 1, 1994.
/ //(2)/ Partial period beginning May 2, 1994.
/ //(3)/ Partial period beginning October 24, 2000.
/ //(4)/ Partial period beginning May 1, 1998.
/ //(5)/ Partial period beginning May 1, 2002
/ //(//6//)/ Partial period beginning May 3, 1999.
/ //(//7//)/ Partial period beginning May 5, 1993.
/ //(//8//)/ Partial period beginning October 31, 1997.
/ //(//9//)/ Partial period beginning May 1, 2001.
/ //(10)/ Partial period beginning May 1, 1996.
/ //(11//)/ Partial period beginning December 15, 1999.
/ //(12//)/ Partial period beginning January 31, 1995.
/ //(13//)/ Partial period beginning August 25, 1997.
/ //(14//)/ Partial period beginning May 22, 1997.
/ //(15//)/ Partial period beginning May 21, 1997.
/ //(16//)/ Partial period beginning September 13, 1993.


TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.

Individuals age 50 or over are also permitted to make additional "catch-up" contributions. The additional contribution is $500 for 2002 through 2005 and $1,000 in 2006 and beyond.


Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses' contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse's compensation. No more than the individual IRA limit may be contributed to either spouse's IRA for any year.

              IRA - MAXIMUM ANNUAL CONTRIBUTION
  ----------------------------------------------------------
     YEAR      INDIVIDUAL IRA    INDIVIDUAL IRA + SPOUSAL IRA
     ----      --------------    ----------------------------
     2002          $3,000                  $ 6,000
     2003          $3,000                  $ 6,000
     2004          $3,000                  $ 6,000
     2005          $4,000                  $ 8,000
     2006          $4,000                  $ 8,000
     2007          $4,000                  $ 8,000
     2008          $5,000                  $10,000



Starting in 2009, limits are indexed for cost-of-living.


Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.


For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple's Adjusted Gross Income is between $150,000 and $160,000; assuming taxes are filed jointly.

                         DEDUCTIBILITY OF TRADITIONAL IRA CONTRIBUTIONS FOR ACTIVE PARTICIPANTS
  -----------------------------------------------------------------------------------------------------------------
                   MARRIED INDIVIDUALS (FILING JOINTLY)                                 SINGLE INDIVIDUAL
  -----------------------------------------------------------------------  ----------------------------------------
                                 LIMITED                    NO                                LIMITED           NO
           YEAR                 DEDUCTION               DEDUCTION               YEAR         DEDUCTION      DEDUCTION
           ----                 ---------               ---------               ----         ---------      ---------
           2002                  $54,000                 $ 64,000               2002          $34,000        $44,000
           2003                  $60,000                 $ 70,000               2003          $40,000        $50,000
           2004                  $65,000                 $ 75,000               2004          $45,000        $55,000
                                                                                2005
           2005                  $70,000                 $ 80,000            and beyond       $50,000        $60,000
           2006                  $75,000                 $ 85,000
      2007 and beyond            $80,000                 $100,000



An individual may make non-deductible IRA contributions to the extent of the excess of:

1) The lesser of maximum annual contribution or 100% of compensation, over

2) The IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 591/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner's death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of Owner and the Owner's designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.


Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 701/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.


Tax-Free Rollovers. The Internal Revenue Code (the "Code") permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans or tax-deferred annuity plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.


SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the amounts in the chart below.

                    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
  ---------------------------------------------------------------------------
        YEAR                       EMPLOYER ANNUAL CONTRIBUTION
        ----                       ----------------------------
   2002              Lesser of 15% of the employee's compensation or $30,000.
   2003 and beyond   Indexed for cost-of-living.



Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.


These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as "catch-up contributions".


No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR-SEP)
  --------------------------------------------------------------------------
        YEAR             ELECTIVE DEFERRAL           CATCH-UP CONTRIBUTION
        ----             -----------------           ---------------------
        2002                  $11,000                       $1,000
        2003                  $12,000                       $2,000
        2004                  $13,000                       $3,000
        2005                  $14,000                       $4,000
        2006                  $15,000                       $5,000

   2007 and beyond  Indexed for cost-of-living.   Indexed for cost-of-living.



Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.


Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.


Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.

These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as "catch-up contributions".


Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $7,000 limit in 2002) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $7,000 to a SIMPLE IRA of one employer and participates in a 401(k) plan of another employer would be limited to an elective deferral of $4,000 in 2002 ($11,000 - $7,000) to the 401(k) plan.


The employer generally must match either 100% of the employee's elective deferral, up to 3% of the employee's compensation or fixed nonelective contributions of 2% of compensation.

                              SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)
  ---------------------------------------------------------------------------------------------------------------
        YEAR             ELECTIVE DEFERRAL          CATCH-UP CONTRIBUTION      OVERALL LIMIT ON ELECTIVE DEFERRALS
        ----             -----------------          ---------------------      -----------------------------------
        2002                  $7,000                        $500                             $11,000
        2003                  $8,000                       $1,000                            $12,000
        2004                  $9,000                       $1,500                            $13,000
        2005                  $10,000                      $2,000                            $14,000
        2006        Indexed for cost-of-living.            $2,500                            $15,000
   2007 and beyond                               Indexed for cost-of-living.       Indexed for cost-of-living.



Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee's first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.


Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.


Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee's first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.

Individuals age 50 or over are also permitted to make additional "catch-up" contributions. The additional contribution is $500 for 2002 through 2005 and $1,000 in 2006 and beyond.

       ROTH IRA - MAXIMUM ANNUAL CONTRIBUTION
  ------------------------------------------------
  YEAR  INDIVIDUAL ROTH IRA   CATCH-UP CONTRIBUTION
  ----  -------------------   ---------------------
  2002        $3,000                 $  500
  2003        $3,000                 $  500
  2004        $3,000                 $  500
  2005        $4,000                 $  500
  2006        $4,000                 $1,000
  2007        $4,000                 $1,000
  2008        $5,000                 $1,000



Starting in 2009, individual Roth IRA limits are indexed for cost-of-living.


The maximum contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000 (see chart below).


If taxable income is recognized on the traditional IRA, and IRA owner (with adjusted gross income of less than $100,000) may convert a traditional IRA into a Roth IRA. If the conversion is made in 1999, IRA income recognized may be spread over four years. Otherwise, all IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

            MODIFIED ADJUSTED GROSS INCOME
  ------------------------------------------------------------------------------------------------------------------------
          SINGLE             MARRIED FILING JOINT       ROTH IRA CONTRIBUTION
          ------             --------------------       ---------------------
      $95,000 or less          $150,000 or less           Full Contribution
    $95,000 - $110,000       $150,000 - $160,0000       Partial Contribution*
      $110,000 & over           $160,000 & over            No Contribution

  *Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution.


Married person whose filing status is "married, filing separately" may not make a full Roth IRA contribution, unless the couple are separated and have been living apart for the entire year. Only a partial contribution is allowed if the Modified Adjusted Gross Income is less than $10,000.


Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner's death. A qualified distribution is any distribution made after five years if the IRA owner is over age 591/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.



                         Report of Independent Auditors

Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B [comprised of the AIM V.I. Growth, AIM V.I. Core Equity (formerly AIM V.I. Growth and Income), AIM V.I. Premier Equity (formerly AIM V.I. Value), American Century VP Income & Growth, American Century VP Ultra, American Century VP Value, Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Dreyfus DIP Founders Discovery, Equity Growth, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Fidelity VIP Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, INVESCO VIF-Dynamics, INVESCO VIF-Health Sciences, INVESCO VIF-Small Company Growth, INVESCO VIF-Technology, Janus Aspen Aggressive Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, Templeton Growth Securities, and Utilities Divisions] as of December 31, 2002, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, except for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2002, and the results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Des Moines, Iowa
February 17, 2003

                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Assets and Liabilities

                                December 31, 2002

                                          AIM V.I. Growth      AIM V.I.
                                             Division        Core Equity
                                                               Division
                                         ------------------------------------
                                         ------------------------------------
Assets
Investments in shares of mutual funds,
  at market                                  $16,956,156      $33,170,555

Liabilities                                            -                -
                                         ------------------------------------
                                         ------------------------------------
Net assets                                   $16,956,156      $33,170,555
                                         ====================================
                                         ====================================
Net assets
Accumulation units:
   Bankers Flexible Annuity                  $         -       $        -
   Pension Builder Plus                                -                -
   Pension Builder Plus - Rollover IRA                 -                -
   Personal Variable                                   -                -
   Premier Variable                                    -                -
   Principal Freedom Variable Annuity                  -                -
   The Principal Variable Annuity             15,397,645       28,545,365
   The Principal Variable Annuity With
     Purchase Credit Rider                     1,558,511        4,625,190
Contracts in annuitization period:
   Bankers Flexible Annuity                            -                -
   Pension Builder Plus - Rollover IRA                 -                -
                                         ------------------------------------
                                         ------------------------------------
Total net assets                             $16,956,156      $33,170,555
                                         ====================================
                                         ====================================

Investments in shares of mutual funds,
  at cost                                    $42,733,117      $53,151,211
Shares of mutual fund owned                    1,500,545        1,952,358

Accumulation units outstanding:
   Bankers Flexible Annuity                            -                -
   Pension Builder Plus                                -                -
   Pension Builder Plus - Rollover IRA                 -                -
   Personal Variable                                   -                -
   Premier Variable                                    -                -
   Principal Freedom Variable Annuity                  -                -
   The Principal Variable Annuity              3,594,651        4,400,460
   The Principal Variable Annuity With
     Purchase Payment Credit Rider               368,471          722,072
Accumulation unit value:
   Bankers Flexible Annuity                  $         -       $        -
   Pension Builder Plus                                -                -
   Pension Builder Plus - Rollover IRA                 -                -
   Personal Variable                                   -                -
   Premier Variable                                    -                -
   Principal Freedom Variable Annuity                  -                -
   The Principal Variable Annuity                   4.28             6.49
   The Principal Variable Annuity With
     Purchase Payment Credit Rider                  4.23             6.41

Annuitized units outstanding:
   Bankers Flexible Annuity                            -                -
   Pension Builder Plus - Rollover IRA                 -                -
Annuitized unit value:
   Bankers Flexible Annuity                  $         -       $        -
   Pension Builder Plus - Rollover IRA                 -                -

See accompanying notes.

                   American
    AIM V.I.      Century VP      American       American
 Premier Equity    Income &      Century VP     Century VP        Asset
    Division    Growth Division     Ultra     Value Division   Allocation      Balanced       Blue Chip
                                  Division                      Division       Division       Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   $27,310,271     $13,564,804     $4,849,454    $2,364,304     $74,398,715   $  98,581,776  $   770,244

             -               -              -             -               -               -            -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $27,310,271     $13,564,804     $4,849,454    $2,364,304     $74,398,715   $  98,581,776  $   770,244
===========================================================================================================
===========================================================================================================

$                  $               $              $              $            $              $
             -               -              -             -               -               -            -
             -               -              -             -               -               -            -
             -               -              -             -               -               -            -
             -               -              -             -               -       2,266,647            -
             -               -              -             -             581       9,912,784            -
             -       1,802,742              -             -               -               -      770,244
    23,370,844       8,008,867      3,039,874     1,613,405      68,285,391      81,489,535            -
     3,939,427       3,753,195      1,809,580       750,899       6,112,743       4,912,810            -

             -               -              -             -               -               -            -
             -               -              -             -               -               -            -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $27,310,271     $13,564,804     $4,849,454    $2,364,304     $74,398,715   $  98,581,776  $   770,244
===========================================================================================================
===========================================================================================================

   $46,671,140     $16,132,165     $5,751,588    $2,433,822     $90,450,436    $127,351,980   $1,156,934
     1,683,740       2,268,838        659,790       386,956       7,576,244       8,527,835      136,086


             -               -              -             -               -              -             -
             -               -              -             -               -              -             -
             -               -              -             -               -              -             -
             -               -              -             -               -       1,585,936            -
             -               -              -             -             673       6,811,392            -
             -         252,029              -             -               -               -      138,511
     4,035,578       1,121,940        435,980       191,883       4,235,312       5,862,164            -
       688,893         530,926        262,073        89,641         383,949         357,904            -

$                  $               $              $              $            $              $
             -               -              -             -               -               -            -
             -               -              -             -               -               -            -
             -               -              -             -               -               -            -
             -               -              -             -               -            1.43            -
             -               -              -             -             .86            1.46            -
             -            7.15              -             -               -               -         5.56
         5.79             7.14          6.96           8.41           16.12           13.90            -
         5.72             7.07          6.89           8.38           15.92           13.73            -


             -               -              -             -               -               -            -
             -               -              -             -               -               -            -

$                  $               $              $              $            $              $
             -               -              -             -               -               -            -
             -               -              -             -               -               -            -

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                                        Bond         Capital Value
                                                      Division          Division
                                                  ------------------------------------
                                                  ------------------------------------
Assets
Investments in shares of mutual funds, at market      $210,776,908     $175,699,810
Liabilities                                                      -                -
                                                  ------------------------------------
                                                  ------------------------------------
Net assets                                            $210,776,908     $175,699,810
                                                  ====================================
                                                  ====================================
Net assets
Accumulation units:
   Bankers Flexible Annuity                       $                  $    2,584,048
                                                                 -
   Pension Builder Plus                                          -        3,139,203
   Pension Builder Plus - Rollover IRA                           -          504,875
   Personal Variable                                     1,472,840        3,639,707
   Premier Variable                                      9,171,510       20,164,227
   Principal Freedom Variable Annuity                    6,451,892        1,407,021
   The Principal Variable Annuity                      164,367,917      134,782,742
   The Principal Variable Annuity With
     Purchase Credit Rider                              29,312,749        9,238,399
Contracts in annuitization period:
   Bankers Flexible Annuity                                      -           46,339
   Pension Builder Plus - Rollover IRA                           -          193,249
                                                  ------------------------------------
                                                  ------------------------------------
Total net assets                                      $210,776,908     $175,699,810
                                                  ====================================
                                                  ====================================

Investments in shares of mutual funds, at cost        $200,281,537     $228,900,362
Shares of mutual fund owned                             17,108,515        7,444,907

Accumulation units outstanding:
   Bankers Flexible Annuity                                      -          107,951
   Pension Builder Plus                                          -          730,525
   Pension Builder Plus - Rollover IRA                           -          103,916
   Personal Variable                                       825,389        1,814,123
   Premier Variable                                      5,047,540        9,822,923
   Principal Freedom Variable Annuity                      533,519          200,596
   The Principal Variable Annuity                        9,734,507        7,882,997
   The Principal Variable Annuity With
     Purchase Payment Credit Rider                       1,758,032          547,186
Accumulation unit value:
   Bankers Flexible Annuity                            $         -      $     23.94
   Pension Builder Plus                                          -             4.30
   Pension Builder Plus - Rollover IRA                           -             4.86
   Personal Variable                                          1.78             2.01
   Premier Variable                                           1.82             2.05
   Principal Freedom Variable Annuity                        12.09             7.01
   The Principal Variable Annuity                            16.89            17.10
   The Principal Variable Annuity With
     Purchase Payment Credit Rider                           16.67            16.88

Annuitized units outstanding:
   Bankers Flexible Annuity                                      -            1,932
   Pension Builder Plus - Rollover IRA                           -           39,775
Annuitized unit value:
   Bankers Flexible Annuity                            $         -       $     23.99
   Pension Builder Plus - Rollover IRA                           -             4.86

See accompanying notes.

  Dreyfus DIP                                  Fidelity VIP
   Founders        Equity     Fidelity VIP II Equity- Income  Fidelity VIP    Government
   Discovery       Growth       Contrafund       Division        Growth       Securities       Growth
   Division       Division       Division                       Division       Division       Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   $1,360,985      $178,520,612  $42,985,779    $4,138,073      $31,669,521    $318,208,187   $111,598,998

            -                -             -             -                -               -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $1,360,985     $178,520,612   $42,985,779    $4,138,073      $31,669,521    $318,208,187   $111,598,998
===========================================================================================================
===========================================================================================================



$              $              $              $              -$              $              $
            -                -             -                              -               -              -
            -                -             -             -                -         507,604              -
            -                -             -             -                -          70,460              -
            -                -             -             -                -       3,081,548      2,519,261
            -           28,053             -             -                -      13,790,459     13,502,417
            -                -             -             -                -               -              -
      778,025      169,312,088    36,440,877     2,996,236       27,842,082     242,631,913     91,552,096
      582,960        9,180,471     6,544,902     1,141,837        3,827,439      58,126,203      4,025,224

            -                -             -             -                -               -              -
            -                -             -             -                -               -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $1,360,985     $178,520,612   $42,985,779    $4,138,073      $31,669,521    $318,208,187   $111,598,998
===========================================================================================================
===========================================================================================================

   $1,561,414     $271,299,028   $55,990,406    $4,211,628      $61,046,784    $297,283,929   $204,666,382
      207,784       15,206,185     2,382,804       229,893        1,356,877      26,517,349     12,857,027


            -                -             -             -                -               -              -
            -                -             -             -                -         190,560              -
            -                -             -             -                -          24,458              -
            -                -             -             -                -       1,597,568      2,199,666
            -           40,975             -             -                -       6,986,917     11,578,279
            -                -             -             -                -               -              -
      133,708        8,433,436     4,524,029       374,117        4,674,642      14,055,612      8,039,848
      101,167          463,094       822,852       143,109          650,793       3,409,940        357,981

$              $              $              $              -$              $              $
            -                -             -                              -              -               -
            -                -             -             -                -            2.66              -
            -                -             -             -                -            2.88              -
            -                -             -             -                -            1.93           1.15
            -              .68             -             -                -            1.97           1.17
            -                -             -             -                -               -              -
         5.82            20.08          8.05           8.01            5.96           17.26          11.39
         5.76            19.82          7.95           7.98            5.88           17.05          11.24


            -                -             -             -                -               -              -
            -                -             -             -                -               -              -

$              $              $              $              -$              $              $
            -                -             -                              -               -              -
            -                -             -             -                -               -              -

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                                                                          International
                                                                                         Emerging Markets
                                                                         International       Division
                                                                           Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                           $100,045,178      $6,531,258

Liabilities                                                                           -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                 $100,045,178      $6,531,258
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $                $              -
                                                                                      -
   Pension Builder Plus                                                               -               -
   Pension Builder Plus - Rollover IRA                                                -               -
   Personal Variable                                                          1,506,187               -
   Premier Variable                                                           6,470,617             481
   Principal Freedom Variable Annuity                                           676,080               -
   The Principal Variable Annuity                                            82,879,908       4,327,248
   The Principal Variable Annuity With Purchase Credit Rider                  8,512,386       2,203,529
Contracts in annuitization period:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus - Rollover IRA                                                -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                           $100,045,178      $6,531,258
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                             $145,033,085      $6,999,967
Shares of mutual fund owned                                                  11,394,667         792,628

Accumulation units outstanding:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus                                                               -               -
   Pension Builder Plus - Rollover IRA                                                -               -
   Personal Variable                                                          1,278,621               -
   Premier Variable                                                           5,394,567             543
   Principal Freedom Variable Annuity                                           101,924               -
   The Principal Variable Annuity                                             7,390,518         506,192
   The Principal Variable Annuity With Purchase Payment Credit Rider            768,709         261,040
Accumulation unit value:
   Bankers Flexible Annuity                                            $                $              -
                                                                                      -
   Pension Builder Plus                                                               -               -
   Pension Builder Plus - Rollover IRA                                                -               -
   Personal Variable                                                               1.18               -
   Premier Variable                                                                1.20             .88
   Principal Freedom Variable Annuity                                              6.63               -
   The Principal Variable Annuity                                                 11.21            8.55
   The Principal Variable Annuity With Purchase Payment Credit Rider              11.07            8.44

Annuitized units outstanding:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus - Rollover IRA                                                -               -
Annuitized unit value:
   Bankers Flexible Annuity                                                   $       -         $     -
   Pension Builder Plus - Rollover IRA                                        $       -         $     -

See accompanying notes.

                                                  INVESCO
                                   INVESCO       VIF-Small       INVESCO       Janus Aspen
 International     INVESCO       VIF-Health   Company Growth  VIF-Technology   Aggressive      LargeCap
   SmallCap      VIF-Dynamics     Sciences       Division        Division        Growth     Blend Division
   Division        Division       Division                                      Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   $30,873,079      $357,214      $6,373,510     $1,224,219     $1,356,879      $10,027,948    $11,648,405

             -             -               -              -              -                -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $30,873,079      $357,214      $6,373,510     $1,224,219     $1,356,879      $10,027,948    $11,648,405
===========================================================================================================
===========================================================================================================



$              $           -   $              $              $              -$              $
             -                             -              -                               -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
           403             -               -              -              -                -              -
             -             -               -              -              -                -              -
    26,611,032       242,668       4,187,185        809,350        850,455        6,464,930      8,640,094
     4,261,644       114,546       2,186,325        414,869        506,424        3,563,018      3,008,311

             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $30,873,079      $357,214      $6,373,510     $1,224,219     $1,356,879      $10,027,948    $11,648,405
===========================================================================================================
===========================================================================================================

   $46,436,630      $456,707      $7,729,865     $1,494,115     $1,992,482      $15,474,321    $12,077,701
     3,407,625        41,828         463,528        120,732        166,081          641,994      1,381,780


             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
           540             -               -              -              -                -              -
             -             -               -              -              -                -              -
     2,774,030        45,181         567,745        140,920        229,151        1,636,453      1,046,662
       449,897        21,536         299,349         72,944        137,793          913,381        365,799

$              $           -   $              $              $              -$              $
             -                             -              -                               -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
             -             -               -              -              -                -              -
           .75             -               -              -              -                -              -
             -             -               -              -              -                -              -
          9.59          5.37            7.38           5.74            3.71            3.95           8.25
          9.47          5.32            7.30           5.69            3.68            3.90           8.22


             -             -               -              -              -                -              -
             -             -               -              -              -                -              -

$              $           -   $              $              $              -$              $
             -                             -              -                               -              -
             -             -               -              -              -                -              -

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                                                        LargeCap Growth  LargeCap Growth
                                                                           Division      Equity Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                            $6,224,955       $3,760,962

Liabilities                                                                          -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                  $6,224,955       $3,760,962
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $              - $              -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                          664,480                -
   The Principal Variable Annuity                                            3,368,533        2,496,319
   The Principal Variable Annuity With Purchase Credit Rider                 2,191,942        1,264,643
Contracts in annuitization period:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                            $6,224,955       $3,760,962
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                              $8,979,502       $5,221,047
Shares of mutual fund owned                                                  1,004,025        1,036,078

Accumulation units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                          109,755                -
   The Principal Variable Annuity                                              677,430          564,830
   The Principal Variable Annuity With Purchase Payment Credit Rider           446,420          289,785
Accumulation unit value:
   Bankers Flexible Annuity                                            $              - $              -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                             6.05                -
   The Principal Variable Annuity                                                 4.97             4.42
   The Principal Variable Annuity With Purchase Payment Credit Rider              4.91             4.36

Annualized units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
Annuitized unit value:
   Bankers Flexible Annuity                                            $              - $              -
   Pension Builder Plus - Rollover IRA                                               -                -

See accompanying notes.

                                                                             MidCap Growth
   LargeCap     LargeCap Value                                MidCap Growth     Equity         MidCap
  Stock Index      Division       MicroCap        MidCap        Division       Division         Value
   Division                       Division       Division                                     Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   $55,031,073    $10,957,987     $5,696,890     $209,892,080   $14,937,467   $  5,058,267    $16,143,714

             -              -              -                -             -              -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $55,031,073    $10,957,987     $5,696,890     $209,892,080   $14,937,467   $  5,058,267    $16,143,714
===========================================================================================================
===========================================================================================================



$              $               $              $              $              $              $
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -        3,071,245             -              -              -
        58,086              -            462       15,250,921           390              -         35,656
     4,193,232              -              -          903,739       478,431              -      1,538,348
    40,955,265      8,476,812      4,820,665      176,408,335    11,770,237      3,366,512     10,916,374
     9,824,490      2,481,175        875,763       14,257,840     2,688,409      1,691,755      3,653,336

             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $55,031,073    $10,957,987     $5,696,890     $209,892,080   $14,937,467   $  5,058,267    $16,143,714
===========================================================================================================
===========================================================================================================

   $76,944,276    $11,353,288     $6,554,244     $226,328,683   $22,368,465   $  6,890,141    $17,524,285
     8,666,311      1,286,149        748,606        7,354,313     2,386,177      1,267,736      1,540,431


             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -        1,440,299             -              -              -
        79,887              -            580        7,023,992           573              -         40,275
       635,844              -              -           84,140        65,676              -        122,595
     6,302,265      1,018,101        665,564        8,520,301     1,753,815        724,200      1,282,170
     1,531,025        299,121        122,449          697,380       405,680        368,562        433,299

$              $               $              $              $              $              $
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -
             -              -              -             2.13             -              -              -
           .73              -             .80            2.17           .68              -            .89
          6.59              -              -            10.74          7.28              -          12.55
          6.50           8.33            7.24           20.70          6.71           4.65           8.51
          6.42           8.29            7.15           20.44          6.63           4.59           8.43


             -              -              -                -             -              -              -
             -              -              -                -             -              -              -

$              $               $              $              $              $              $
             -              -              -                -             -              -              -
             -              -              -                -             -              -              -

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2002

                                                                         Money Market      Real Estate
                                                                           Division          Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                           $157,262,140     $34,860,548

Liabilities                                                                           -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                 $157,262,140     $34,860,548
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $                $                -
                                                                                      -
   Pension Builder Plus                                                         709,195               -
   Pension Builder Plus - Rollover IRA                                           15,948               -
   Personal Variable                                                          2,319,071               -
   Premier Variable                                                          12,310,378          69,434
   Principal Freedom Variable Annuity                                         3,545,949               -
   The Principal Variable Annuity                                           101,236,558      26,981,373
   The Principal Variable Annuity With Purchase Credit Rider                 37,125,041       7,809,741
Contracts in annuitization period:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus - Rollover IRA                                                -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                           $157,262,140     $34,860,548
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                             $157,262,140     $34,192,690
Shares of mutual fund owned                                                 157,262,140       3,101,472

Accumulation units outstanding:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus                                                         328,101               -
   Pension Builder Plus - Rollover IRA                                            6,915               -
   Personal Variable                                                          1,590,174               -
   Premier Variable                                                           8,250,186          63,529
   Principal Freedom Variable Annuity                                           317,084               -
   The Principal Variable Annuity                                             7,629,340       2,086,568
   The Principal Variable Annuity With Purchase Payment Credit Rider          2,833,299         611,618
Accumulation unit value:
   Bankers Flexible Annuity                                            $                $                -
                                                                                      -
   Pension Builder Plus                                                            2.16               -
   Pension Builder Plus - Rollover IRA                                             2.31               -
   Personal Variable                                                               1.46               -
   Premier Variable                                                                1.49            1.09
   Principal Freedom Variable Annuity                                             11.19               -
   The Principal Variable Annuity                                                 13.27           12.93
   The Principal Variable Annuity With Purchase Payment Credit Rider              13.11           12.77

Annuitized units outstanding:
   Bankers Flexible Annuity                                                           -               -
   Pension Builder Plus - Rollover IRA                                                -               -
Annuitized unit value:
   Bankers Flexible Annuity                                                    $      -       $       -
   Pension Builder Plus - Rollover IRA                                                -               -

See accompanying notes.

                                                      Templeton Growth
                   SmallCap Growth      SmallCap         Securities
SmallCap Division     Division           Value            Division         Utilities
                                        Division                           Division
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

    $25,858,266       $25,167,645      $30,765,512       $   823,910       $22,960,914

              -                 -                -                 -                 -
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
    $25,858,266       $25,167,645      $30,765,512       $   823,910       $22,960,914
=========================================================================================
=========================================================================================



$                -$                $                -$              -  $
                                -                                                    -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
            605            14,125           31,701                 -             3,544
      1,077,576           339,220                -           823,910                 -
     21,224,583        21,746,833       24,138,397                 -        19,584,858
      3,555,502         3,067,467        6,595,414                 -         3,372,512

              -                 -                -                 -                 -
              -                 -                -                 -                 -
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
    $25,858,266       $25,167,645      $30,765,512       $   823,910       $22,960,914
=========================================================================================
=========================================================================================

    $37,414,722       $66,700,538      $33,024,579        $1,106,960       $32,972,851
      4,435,380         4,384,607        2,986,943            95,804         3,162,660


              -                 -                -                 -                 -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
            895            32,814           36,224                 -             5,072
        121,861            63,917                -            85,370                 -
      2,979,611         3,621,678        2,064,132                 -         2,331,765
        505,484           517,357          571,152                 -           406,628

$                -$                $                -$              -  $
                                -                                                    -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
              -                 -                -                 -                 -
            .68               .43              .88                 -               .70
           8.84              5.31                -              9.65                 -
           7.12              6.00            11.69                 -              8.40
           7.03              5.93            11.55                 -              8.29


              -                 -                -                 -                 -
              -                 -                -                 -                 -

$                -              $  $                -$              -  $
                                                                                     -
              -                 -                -                 -                 -

                        Principal Life Insurance Company
                               Separate Account B

                            Statements of Operations

                      For the Year Ended December 31, 2002

                                                                                              American
                                                                              AIM V.I.       Century VP
                                            AIM V.I. Growth  AIM V.I. Core Premier Equity Income & Growth
                                                Division        Equity      Division (2)      Division
                                                             Division (1)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $                 $    122,588 $      109,242  $      83,895
                                                         -

Expenses:
   Mortality and expense risks                     282,555         492,227         398,745       130,146
   Separate account rider charges                   11,096          29,683          23,637        19,202
                                            ---------------------------------------------------------------
                                                  (293,651)       (521,910)       (422,382)     (149,348)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                      (293,651)       (399,322)       (313,140)      (65,453)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund          (6,562,643)     (4,379,890)     (3,583,818)     (286,509)
   shares
Capital gain distributions                               -               -               -             -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (losses) on investments     (6,562,643)     (4,379,890)     (3,583,818)     (286,509)

Change in net unrealized appreciation or                                                      (2,407,849)
   depreciation of investments                  (2,200,917)     (2,768,818)     (9,453,512)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets          $(9,057,211)    $(7,548,030)   $(13,350,470)  $(2,759,811)
   resulting from operations
                                            ===============================================================

(1) Represented the operations of the AIM V.I. Growth and Income Division until May 18, 2002 name change.
(2) Represented the operations of the AIM V.I. Value Division until May 18, 2002 name change.
(3)  Commenced operations May 18, 2002.

See accompanying notes.

    American       American
Century VP Ultra  Century VP        Asset
    Division    Value Division   Allocation      Balanced       Blue Chip        Bond       Capital Value
                      (3)         Division       Division       Division       Division       Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
$        9,670  $            - $               $   3,785,162   $     6,086    $  7,436,041  $    2,864,058
                                            -

       40,548           9,894       1,047,411      1,315,347         7,088       2,131,043       2,276,810
        9,781           1,739          36,427         21,823             -         129,774          47,672
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (50,329)        (11,633)     (1,083,838)     1,337,170         7,088       2,260,817       2,324,482
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (40,659)        (11,633)     (1,083,838)     2,447,992        (1,002)      5,175,224         539,576

     (121,058)        (28,192)     (2,324,940)    (4,926,549)      (75,454)         84,496      (5,809,837)
            -               -               -              -             -               -               2
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     (121,058)        (28,192)     (2,324,940)    (4,926,549)      (75,454)         84,496      (5,809,835)

     (959,449)        (69,518)     (9,672,375)   (15,452,608)     (183,615)      8,617,399     (27,195,743)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  $(1,121,166)                   $(13,081,153)  $(17,931,165)    $(260,071)    $13,877,119    $(32,466,002)
                    $(109,343)
===========================================================================================================

                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2002

                                              Dreyfus DIP                     Fidelity      Fidelity VIP
                                                Founders     Equity Growth     VIP II      Equity- Income
                                               Discovery       Division      Contrafund     Division (3)
                                                Division                      Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $            -  $      598,602   $    300,046 $          -

Expenses:
   Mortality and expense risks                      7,829        2,819,533        548,973       13,451
   Separate account rider charges                   1,589           55,072         32,952        1,650
                                            ---------------------------------------------------------------
                                                    9,418        2,874,605        581,925       15,101
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                       (9,418)      (2,276,003)      (281,879)     (15,101)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares       (15,326)     (14,482,208)    (1,140,471)      (4,586)
Capital gain distributions                              -                -              -            -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments         (15,326)     (14,482,208)    (1,140,471)      (4,586)

Change in net unrealized appreciation or
   depreciation of investments                   (210,949)     (62,423,911)    (3,739,862)     (73,555)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets           $(235,693)    $(79,182,122)   $(5,162,212)    $(93,242)
   resulting from operations
                                            ===============================================================

(3) Commenced operations May 18, 2002.

See accompanying notes.

                                                             International
 Fidelity VIP    Government                                    Emerging     International     INVESCO
Growth Division  Securities       Growth      International     Markets       SmallCap      VIF-Dynamics
                  Division       Division       Division       Division       Division        Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
$        59,812  $  8,373,188 $        39,213 $      555,057  $     7,254  $       92,391 $            -


       504,345      2,875,696       1,689,901      1,332,818       62,985         431,430         4,516
        24,194        213,526          27,583         43,105       10,607          23,363           613
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       528,539      3,089,222       1,717,484      1,375,923       73,592         454,793         5,129
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (468,727)     5,283,966      (1,678,271)      (820,866)     (66,338)       (362,402)       (5,129)



    (5,339,145)       550,473     (21,124,015)    (8,262,501)    (305,102)     (4,043,181)      (32,450)
             -        545,276               -              -            -               -             -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    (5,339,145)     1,095,749     (21,124,015)    (8,262,501)    (305,102)     (4,043,181)      (32,450)

    (9,894,594)    10,603,309     (31,876,676)   (12,240,046)    (487,259)     (1,967,979)     (111,822)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                  $16,983,024    $(54,678,962)  $(21,323,413)   $(858,699)    $(6,373,562)    $(149,401)
  $(15,702,466)
===========================================================================================================

                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2002

                                                                INVESCO
                                                INVESCO        VIF-Small       INVESCO      Janus Aspen
                                               VIF-Health   Company Growth VIF-Technology    Aggressive
                                                Sciences       Division       Division    Growth Division
                                               Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                 $      12,167  $            - $            - $
                                                                                                       -

Expenses:
   Mortality and expense risks                      70,545         12,233         16,320         136,238
   Separate account rider charges                   12,000          1,914          2,829          22,025
                                            ---------------------------------------------------------------
                                                    82,545         14,147         19,149         158,263
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                       (70,378)       (14,147)       (19,149)       (158,263)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares       (209,680)       (50,771)      (227,517)       (996,833)
Capital gain distributions                               -              -              -               -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments         (209,680)       (50,771)      (227,517)       (996,833)

Change in net unrealized appreciation or
   depreciation of investments                  (1,415,145)      (299,182)      (662,859)     (2,761,018)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets          $(1,695,203)     $(364,100)     $(909,525)    $(3,916,114)
   resulting from operations
                                            ===============================================================

(3) Commenced operations May 18, 2002.

See accompanying notes.

                                  LargeCap
 LargeCap Blend    LargeCap     Growth Equity    LargeCap    LargeCap Value
  Division (3)      Growth        Division      Stock Index   Division (3)     MicroCap    MidCap Division
                   Division                      Division                      Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   $   30,247   $         -     $           -   $      690,074    $   68,962  $        8,463   $ 2,199,548

       42,703           73,608         43,168        692,635        45,214          77,784       2,669,624
        4,503           12,584          7,587         53,046         4,538           4,298          71,776
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       47,206           86,192         50,755        745,681        49,752          82,082       2,741,400
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (16,959)         (86,192)       (50,755)       (55,607)       19,210         (73,619)       (541,852)

      (12,201)        (643,282)      (205,054)    (2,543,046)      (37,589)       (131,015)     (1,766,139)
            -                -              -              -             -               -       3,510,620
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      (12,201)        (643,282)      (205,054)    (2,543,046)      (37,589)       (131,015)      1,744,481

     (429,296)      (1,667,340)    (1,229,077)   (13,234,086)     (395,301)     (1,142,902)    (25,759,650)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    $(458,456)     $(2,396,814)   $(1,484,886)  $(15,832,739)    $(413,680)    $(1,347,536)   $(24,557,021)
===========================================================================================================

                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2002

                                                 MidCap                        MidCap
                                                 Growth      MidCap Growth      Value       Money Market
                                                Division    Equity Division   Division        Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $               $              $                  $2,138,388
                                                         -               -              5

Expenses:
   Mortality and expense risks                     208,414          55,480        126,227      1,757,649
   Separate account rider charges                   13,357          10,413         14,241        203,803
                                            ---------------------------------------------------------------
                                                   221,771          65,893        140,468      1,961,452
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                      (221,771)        (65,893)      (140,463)       176,936

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares     (1,183,678)       (386,339)      (101,510)             -
Capital gain distributions                               -               -         16,965              -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments       (1,183,678)       (386,339)       (84,545)

Change in net unrealized appreciation or
   depreciation of investments                  (4,244,450)     (1,390,637)    (1,432,854)             -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets          $(5,649,899)    $(1,842,869)   $(1,657,862)   $   176,936
   resulting from operations
                                            ===============================================================

See accompanying notes.

                                                                         Templeton
                                                          SmallCap          Growth
   Real Estate     mallCap Division  SmallCap Growth       Value          Securities        Utilities
     Division     S                     Division          Division         Division          Division
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     $1,032,783     $      24,174   $                   $    184,610       $   20,968       $ 1,114,216
                                                  -


        295,340           342,204           416,895          337,257            7,924           316,166
         27,853            19,305            19,915           32,620                -            19,850
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
        323,193           361,509           436,810          369,877            7,924           336,016
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
        709,590          (337,335)         (436,810)        (185,267)          13,044           778,200


         32,014        (1,243,067)       (6,181,169)        (156,414)         (35,290)       (2,329,517)
         21,590                 -                 -                -           20,618                 -
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         53,604        (1,243,067)       (6,181,169)        (156,414)         (14,672)       (2,329,517)


       (127,053)       (7,851,136)      (15,584,689)      (3,626,861)        (193,807)       (2,601,000)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                      $(9,431,538)     $(22,202,668)     $(3,968,542)       $(195,435)      $(4,152,317)
    $   636,141
===========================================================================================================

                        Principal Life Insurance Company
                               Separate Account B

                       Statements of Changes in Net Assets

                 For the Years Ended December 31, 2002 and 2001

                                                  AIM V.I. Growth           AIM V.I. Core Equity Division
                                                      Division                           (1)
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)           $    (293,651) $    (348,755)   $    (399,322) $    (552,399)
     Net realized gains (losses) on
       investments                             (6,562,643)    (3,382,268)      (4,379,890)    (1,866,754)
     Change in net unrealized
       appreciation or depreciation of
       investments                             (2,200,917)   (11,713,544)      (2,768,818)   (10,221,553)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                   (9,507,211)   (15,444,567)      (7,548,030)   (12,640,706)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                              3,141,075     11,767,849        8,378,629     20,395,496
   Administration charges                          (6,463)        (9,127)         (14,614)       (10,528)
   Contingent sales charges                       (40,128)       (53,920)         (72,832)       (64,514)
   Contract terminations                       (1,528,972)    (1,771,526)      (2,700,901)    (2,142,073)
   Death benefit payments                        (162,128)       (93,365)        (225,707)      (388,869)
   Flexible withdrawal option payments           (387,082)      (557,242)        (798,578)    (1,003,066)
   Transfer payments to other contracts        (4,727,076)    (5,522,359)      (8,400,299)    (6,888,909)
   Annuity payments                                     -              -                -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                      (3,710,774)     3,760,310       (3,834,302)     9,897,537
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                     (12,767,985)   (11,684,257)     (11,382,332)    (2,743,169)

Net assets at beginning of period              29,724,141     41,408,398       44,552,887     47,296,056
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $16,956,156    $29,724,141      $33,170,555    $44,552,887
                                           =============================== ================================

(1) Represented the operations of the AIM V.I. Growth and Income Division until May 18, 2002 name change.
(2) Represented the operations of the AIM V.I. Value Division until May 18, 2002 name change.
(3)  Commenced operations May 19, 2001.
(4)  Commenced operations May 18, 2002.

See accompanying notes.

                                                                                               American
                                     American Century                                         Century VP
       AIM V.I. Premier                VP Income &                  American Century            Value
     Equity Division (2)             Growth Division              VP Ultra Division (3)      Division (4)
------------------------------------------------------------   ---------------------------- ---------------
     2002           2001            2002          2001             2002          2001            2002
------------------------------------------------------------   ---------------------------- ---------------
------------------------------------------------------------                                ---------------
                                                                $    (40,659                 $    (11,633)
 $    (313,140) $    (398,830) $     (65,453) $    (19,340)                   $    (8,085)
                                                                                   (1,651)
    (3,583,818)      (281,213)      (286,509)      (46,515          (121,058)                     (28,192)
                                                                                   57,315
    (9,453,512)    (3,812,271     (2,407,849)      (50,565)         (959,449)                     (69,518)
------------------------------------------------------------   ---------------------------- ---------------
------------------------------------------------------------   ---------------------------- ---------------
                   (4,492,314)    (2,759,811)     (116,420)                        47,579
   (13,350,470)                                                   (1,121,166)                    (109,343)



    12,322,649     16,245,527     12,770,864     6,050,169         4,927,420    2,064,039       2,672,246
        (8,719)       (11,993)        (1,758)         (104)             (939)        (101)           (140)
       (56,189)       (54,345)        (7,556)       (1,172)           (3,346)        (109)           (673)
    (2,095,174)    (1,773,368)      (417,814)     (124,529)          (97,881)      (4,073)        (23,371)
      (124,382)      (195,192)       (35,436)       (9,802)                -            -               -
      (493,217)      (563,208)      (163,510)      (78,873)          (48,044)      (4,519)        (15,310)
    (7,034,946)    (5,159,285)    (2,268,159)     (586,744)         (874,218)     (35,189)       (159,105)
             -              -              -             -                 -            -               -
------------------------------------------------------------   ---------------------------- ---------------
------------------------------------------------------------   ---------------------------- ---------------
                    8,488,136      9,876,631     5,248,945                      2,020,049
     2,510,022                                                     3,902,992                    2,473,647
------------------------------------------------------------   ---------------------------- ---------------
------------------------------------------------------------   ---------------------------- ---------------
   (10,840,448)     3,995,822      7,116,820     5,132,525         2,781,826    2,067,628       2,364,304

    38,150,719     34,154,897      6,447,984     1,315,459         2,067,628            -               -
------------------------------------------------------------   ---------------------------- ---------------
------------------------------------------------------------   ---------------------------- ---------------
   $27,310,271    $38,150,719    $13,564,804    $6,447,984        $4,849,454   $2,067,628      $2,364,304
============================================================   ============================ ===============

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001

                                                  Asset Allocation
                                                      Division                    Balanced Division
                                           ------------------------------- --------------------------------
                                                                           --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)            $ (1,083,838) $     804,984    $    2,447,992 $    3,011,881
     Net realized gains (losses) on                                                               (69,201)
       investments                             (2,324,940)      (531,895)       (4,926,549)
     Change in net unrealized                                                                 (14,903,012)
       appreciation or depreciation of
       investments                             (9,672,375)    (5,140,131)      (15,452,608)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets         (13,081,153)    (4,867,042)      (17,931,165)   (11,960,332)
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             15,341,850     26,359,590        15,422,255     24,854,111
   Administration charges                         (30,872)       (31,148)          (45,045)       (46,239)
   Contingent sales charges                      (131,152)      (146,841)         (196,260)      (230,683)
   Contract terminations                       (5,022,589)    (4,791,949)      (11,270,150)   (19,451,689)
   Death benefit payments                        (463,984)      (698,623)         (915,403)    (1,555,244)
   Flexible withdrawal option payments         (1,801,025)    (1,737,453)       (2,449,677)    (2,808,643)
   Transfer payments to other contracts       (12,685,206)   (11,173,163)      (15,120,111)   (13,354,334)
   Annuity payments                                     -              -                 -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         (4,792,978)                     (14,574,391)   (12,592,721)
   principal transactions                                      7,780,413
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                     (17,874,131)     2,913,371       (32,505,556)   (24,553,053)

Net assets at beginning of period              92,272,845     89,359,474       131,087,332    155,640,385
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $74,398,715    $92,272,845     $  98,581,776   $131,087,332
                                           =============================== ================================

See accompanying notes.

        Blue Chip Division                    Bond Division                   Capital Value Division
----------------------------------------------------------------------- -----------------------------------
       2002             2001              2002             2001               2002             2001
 ---------------------------------------------------------------------- -----------------------------------
 ---------------------------------------------------------------------- -----------------------------------


    $   (1,002)       $   (1,252)     $    5,175,224   $    6,192,796   $       539,576  $       185,210

       (75,454)          (36,686)             84,496          (37,886)       (5,809,835)        (584,825)

      (183,615)         (136,007)          8,617,399        1,461,875       (27,195,743)     (21,824,046)
 ---------------------------------------------------------------------- -----------------------------------
 ---------------------------------------------------------------------- -----------------------------------
                        (173,945)         13,877,119        7,616,785       (32,466,002)     (22,223,661)
      (260,071)



       324,376           336,924          92,915,609       69,171,733        29,628,338       43,405,293
             -                 -             (54,891)         (36,204)          (95,165)        (111,262)
          (307)             (229)           (303,357)        (176,019)         (287,845)        (320,255)
       (49,614)          (37,281)        (14,209,960)     (10,783,192)      (20,152,500)     (26,400,210)
             -           (13,347)         (1,085,450)      (1,277,849)       (1,075,581)      (1,258,963)
       (11,641)          (11,547)         (5,185,135)      (3,729,388)       (2,921,981)      (3,063,138)
      (122,425)         (126,544)        (26,892,927)     (16,217,904)      (21,164,987)     (19,549,439)
             -                 -                   -                -           (27,230)         (39,201)
 ---------------------------------------------------------------------- -----------------------------------
 ---------------------------------------------------------------------- -----------------------------------
                         147,976          45,183,889       36,951,177       (16,096,951)      (7,337,175)
       140,389
 ---------------------------------------------------------------------- -----------------------------------
 ---------------------------------------------------------------------- -----------------------------------
      (119,682)          (25,969)         59,061,008       44,567,962       (48,562,953)     (29,560,836)

       889,926           915,895         151,715,900      107,147,938       224,262,763      253,823,599
 ---------------------------------------------------------------------- -----------------------------------
 ---------------------------------------------------------------------- -----------------------------------
      $770,244          $889,926        $210,776,908     $151,715,900      $175,699,810     $224,262,763
 ====================================================================== ===================================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001



                                                Dreyfus DIP Founders                Equity Growth
                                               Discovery Division (3)                 Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)            $      (9,418)   $   (1,072)     $   (2,276,003) $  (3,350,863)
   Net realized gains (losses) on                                                              17,646,281
     investments                                 (15,326)       (8,033)        (14,482,208)
   Change in net unrealized                                                                   (68,635,438)
     appreciation or depreciation of
     investments                                (210,949)       10,520         (62,423,911)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets           (235,693)        1,415         (79,182,122)   (54,340,020)
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             1,474,948       326,846          29,873,196     54,487,434
   Administration charges                           (210)          (32)           (143,434)      (189,728)
   Contingent sales charges                         (413)            -            (394,218)      (480,724)
   Contract terminations                         (12,304)            -         (15,198,811)   (15,660,291)
   Death benefit payments                              -             -          (1,583,658)    (1,896,707)
   Flexible withdrawal option payments            (3,416)       (1,345)         (2,707,304)    (3,515,069)
   Transfer payments to other contracts         (158,464)      (30,347)        (35,873,947)   (31,806,714)
   Annuity payments                                    -             -                   -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         1,300,141       295,122         (26,028,176)       938,201
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                      1,064,448       296,537        (105,210,298)   (53,401,819)

Net assets at beginning of period                296,537             -         283,730,910    337,132,729
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $1,360,985      $296,537        $178,520,612   $283,730,910
                                           =============================== ================================

(3) Commenced operations May 19, 2001.
(4) Commenced operations May 18, 2002.

See accompanying notes.

                                Fidelity VIP
                               Equity-Income
       Fidelity VIP II          Division (4)        Fidelity VIP Growth           Government Securities
     Contrafund Division                                 Division                       Division
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
     2002           2001            2002            2002           2001            2002           2001
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
 $    (281,879) $    (242,127)  $    (15,101)   $    (468,727) $    (625,663) $    5,283,966 $    5,657,936

    (1,140,471)       161,824         (4,586)      (5,339,145)     1,555,476       1,095,749        439,714

    (3,739,862)    (5,720,862)       (73,555)      (9,894,594)   (11,609,886)     10,603,309      2,548,259
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
                   (5,801,165)                    (15,702,466)   (10,680,073)     16,983,024      8,645,909
    (5,162,212)                      (93,242)



    16,911,048     15,682,197      4,429,431        9,529,932     17,923,960     178,463,010     86,251,814
       (32,971)       (24,489)          (153)         (12,411)       (18,271)        (85,506)       (51,231)
       (71,372)       (59,999)          (804)         (66,297)       (54,674)       (420,021)      (220,688)
    (2,707,975)    (1,970,009)       (28,152)      (2,502,664)    (1,791,025)    (18,261,751)   (11,798,114)
      (266,439)      (186,448)       (17,135)        (343,631)      (190,773)     (1,432,966)    (1,278,291)
      (518,109)      (591,189)       (11,271)        (601,760)      (715,908)     (6,347,844)    (4,079,100)
    (7,379,607)    (5,734,506)      (140,601)      (8,191,771)    (6,637,155)    (33,558,128)   (18,222,052)
             -              -              -                -              -               -              -
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
     5,934,575                                     (2,188,602)     8,516,154     118,356,794     50,602,338
                    7,115,557      4,231,315
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
       772,363      1,314,392      4,138,073      (17,891,068)    (2,163,919)    135,339,818     59,248,247

    42,213,416     40,899,024              -       49,560,589     51,724,508     182,868,369    123,620,122
------------------------------ --------------- ------------------------------ ------------------------------
------------------------------ --------------- ------------------------------ ------------------------------
   $42,985,779    $42,213,416     $4,138,073      $31,669,521    $49,560,589    $318,208,187   $182,868,369
============================== =============== ============================== ==============================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001




                                                  Growth Division              International Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ----------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                          $   (2,383,605                  $   (1,391,141)
                                            $   (1,678,271)              ) $      (820,866)
     Net realized gains (losses) on                           (10,026,505                      (3,996,231)
       investments                             (21,124,015)              )      (8,262,501)
     Change in net unrealized                                 (59,163,654                     (37,076,812)
       appreciation or depreciation of
       investments                             (31,876,676)              )     (12,240,046)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets          (54,678,962)   (71,573,764)     (21,323,413)   (42,464,184)
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                              14,753,416     43,191,089       28,567,567     36,350,370
   Administration charges                          (38,633)       (56,231)         (23,561)       (26,416)
   Contingent sales charges                       (259,390)      (300,876)        (184,054)      (197,795)
   Contract terminations                       (16,905,205)   (28,231,324)      (9,916,613)   (15,010,912)
   Death benefit payments                         (834,250)      (906,840)        (428,285)    (1,096,569)
   Flexible withdrawal option payments          (2,237,307)    (2,985,768)      (1,402,413)    (1,627,280)
   Transfer payments to other contracts        (22,888,160)   (24,491,398)     (23,343,025)   (20,918,542)
   Annuity payments                                      -              -                -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         (28,409,529)   (13,781,348)      (6,730,384)    (2,527,144)
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                      (83,088,491)   (85,355,112)     (28,053,797)   (44,991,328)

Net assets at beginning of period              194,687,489    280,042,601      128,098,975    173,090,303
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $111,598,998   $194,687,489     $100,045,178   $128,098,975
                                           =============================== ================================

(3) Commenced operations May 19, 2001.

See accompanying notes.

  International Emerging Markets          International SmallCap               INVESCO VIF-Dynamics
             Division                            Division                          Division (3)
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------
      2002             2001               2002             2001               2002             2001
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------


 $      (66,338)   $    (11,848)      $    (362,402)   $    (480,484)      $   (5,129)     $      (914)

       (305,102)        (29,715)         (4,043,181)      (1,995,665)         (32,450)          (1,301)

       (487,259)         21,842          (1,967,979)      (7,790,759)        (111,822)          12,329
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------
                        (19,721)         (6,373,562)     (10,266,908)                           10,114
       (858,699)                                                             (149,401)

     10,446,681       2,647,907          15,777,321       15,099,003          426,735          325,791
         (2,204)           (376)            (17,838)         (14,339)             (56)             (15)
         (4,362)           (375)            (56,734)         (51,725)          (1,094)            (451)
       (145,034)        (13,262)         (2,142,940)      (1,699,200)         (39,433)         (14,649)
         (1,693)              -            (124,755)        (168,869)               -                -
        (67,941)         (9,902)           (369,452)        (527,890)          (1,464)          (1,563)
     (5,304,443)       (326,301)        (11,885,022)      (9,054,902)        (165,437)         (31,863)
              -               -                   -                -                -                -
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------
                      2,297,691           1,180,580        3,582,078                           277,250
      4,921,004                                                               219,251
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------
      4,062,305       2,277,970          (5,192,982)      (6,684,830)          69,850          287,364

      2,468,953         190,983          36,066,061       42,750,891          287,364                -
----------------------------------- ----------------------------------- -----------------------------------
----------------------------------- ----------------------------------- -----------------------------------
   $  6,531,258      $2,468,953         $30,873,079      $36,066,061         $357,214         $287,364
=================================== =================================== ===================================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001


                                                                                  INVESCO VIF-Small
                                                 INVESCO VIF-Health                Company Growth
                                               Sciences Division (3)                Division (3)
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)             $    (70,378)  $    (15,360)    $    (14,147)    $   (1,829)
   Net realized gains (losses) on
     investments                                (209,680)        (9,662)         (50,771)          (136)
   Change in net unrealized appreciation
     or depreciation of investments           (1,415,145)        58,790         (299,182)        29,286
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets         (1,695,203)        33,768         (364,100)        27,321
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             6,280,236      3,871,893        1,336,165        550,468
   Administration charges                         (1,510)          (195)             (99)            (6)
   Contingent sales charges                       (6,240)          (366)          (2,368)           (68)
   Contract terminations                        (212,500)       (13,134)         (71,841)        (2,198)
   Death benefit payments                        (39,490)             -                -              -
   Flexible withdrawal option payments           (40,670)        (9,779)          (6,046)          (435)
   Transfer payments to other contracts       (1,580,969)      (212,331)        (214,401)       (28,173)
   Annuity payments                                    -              -                -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         4,398,857      3,636,088        1,041,410        519,588
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                      2,703,654      3,669,856          677,310        546,909

Net assets at beginning of period              3,669,856              -          546,909              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $6,373,510     $3,669,856       $1,224,219       $546,909
                                           =============================== ================================

(3) Commenced operations May 19, 2001.
(4) Commenced operations May 18, 2002.

See accompanying notes.

                                                                LargeCap
   INVESCO VIF-Technology         Janus Aspen Aggressive         Blend              LargeCap Growth
        Division (3)                 Growth Division          Division (4)             Division
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------
     2002           2001            2002          2001            2002            2002          2001
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------


 $    (19,149)                                $    (103,288
               $      (3,521)   $    (158,263)             ) $      (16,959)  $    (86,192) $    (55,437)
                                                   (171,091
     (227,517)       (61,158)        (996,833)             )        (12,201)      (643,282)      (94,651)
                                   (2,670,569
     (662,859)        27,256       (2,761,018)             )       (429,296)    (1,667,340)     (942,987)
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------
                     (37,423)      (3,916,114)   (2,944,948)       (458,456)    (2,396,814)   (1,093,075)
     (909,525)



    2,296,732      1,534,786        6,030,231    14,893,570      13,010,576      4,826,680     6,182,943
         (199)           (35)          (3,205)       (1,327)           (487)        (1,190)         (408)
       (2,901)           (54)         (11,199)       (3,739)         (1,718)        (8,195)       (3,221)
     (104,603)        (2,555)        (364,582)     (133,820)        (55,448)      (363,825)     (217,100)
      (11,949)             -          (16,316)      (42,821)              -           (371)            -
       (6,380)        (2,080)         (81,867)      (92,547)        (48,562)       (83,817)      (55,452)
     (926,474)      (470,461)      (3,024,293)   (1,111,056)       (797,500)    (1,619,479)     (503,257)
            -              -                -             -               -              -             -
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------
                   1,059,601        2,528,769    13,508,260                      2,749,803     5,403,505
    1,244,226                                                    12,106,861
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------
      334,701      1,022,178       (1,387,345)   10,563,312      11,648,405        352,989     4,310,430

    1,022,178              -       11,415,293       851,981               -      5,871,966     1,561,536
------------------------------ ----------------------------- --------------- ------------------------------
------------------------------ ----------------------------- --------------- ------------------------------
   $1,356,879     $1,022,178      $10,027,948   $11,415,293     $11,648,405     $6,224,955    $5,871,966
============================== ============================= =============== ==============================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001

                                                  LargeCap Growth                  LargeCap Stock
                                                  Equity Division                  Index Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)           $    (50,755)  $    (18,905)   $      (55,607)$      (92,251)
     Net realized gains (losses) on
       investments                              (205,054)       (28,337)       (2,543,046)      (805,483)
     Change in net unrealized
       appreciation or depreciation of
       investments                            (1,229,077)      (226,473)      (13,234,086)    (5,829,384)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets         (1,484,886)      (273,715)      (15,832,739)    (6,727,118)
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             3,629,465      2,882,838        31,404,881     29,850,758
   Administration charges                           (681)          (215)          (20,388)       (18,049)
   Contingent sales charges                       (3,794)        (1,143)          (90,317)       (61,467)
   Contract terminations                        (130,419)       (51,905)       (3,619,103)    (2,340,318)
   Death benefit payments                         (5,914)       (43,957)         (472,685)      (158,384)
   Flexible withdrawal option payments           (52,501)        (9,876)         (816,819)      (818,201)
   Transfer payments to other contracts         (642,758)      (389,730)      (12,159,066)    (7,910,889)
   Annuity payments                                    -              -                 -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         2,793,398      2,386,012        14,226,503     18,543,450
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                      1,308,512      2,112,297        (1,606,236)    11,816,332

Net assets at beginning of period              2,452,450        340,153        56,637,309     44,820,977
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $3,760,962     $2,452,450       $55,031,073    $56,637,309
                                           =============================== ================================

(4)  Commenced operations May 18, 2002.

See accompanying notes.

LargeCap Value
 Division (4)
                     MicroCap Division               MidCap Division            MidCap Growth Division
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
     2002            2002          2001            2002           2001            2002           2001
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
$       19,210                                                 $
                 $    (73,619) $    (67,100)  $      (541,852)      (939,515) $    (221,771) $    (225,953)
                                                                   6,367,609
       (37,589)      (131,015)      (28,335)       (1,744,481)                   (1,183,678)       (64,006)
                                                                 (17,624,409
      (395,301)    (1,142,902)      130,314       (25,759,650)              )    (4,244,450)    (3,226,545)
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
                   (1,347,536)       34,879       (24,557,021)   (12,196,315)    (5,649,899)    (3,516,504)
      (413,680)



    12,749,044      2,805,849     2,287,078        43,208,980     50,962,992      5,350,625      9,766,947
          (609)        (2,217)       (1,955)         (152,071)      (127,348)        (6,951)        (8,557)
        (3,077)       (12,711)       (4,175)         (314,421)      (357,019)       (25,805)       (20,861)
      (112,881)      (494,235)     (136,382)      (18,862,302)   (25,502,328)    (1,032,418)      (723,020)
             -         (4,491)       (3,713)       (1,316,002)    (1,152,600)      (194,120)       (19,993)
       (80,571)       (76,976)      (46,648)       (2,314,016)    (2,245,665)      (178,143)      (189,503)
    (1,180,239)    (1,216,601)     (681,551)      (25,034,994)   (19,490,990)    (2,955,675)    (3,434,106)
             -              -             -                 -              -              -              -
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
                      998,618     1,412,654        (4,784,826)     2,087,042        957,513      5,370,907
    11,371,667
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
    10,957,987       (348,918)    1,447,533       (29,341,847)   (10,109,273)    (4,692,386)     1,854,403

             -      6,045,808     4,598,275       239,233,927    249,343,200     19,629,853     17,775,450
--------------------------------------------- -------------------------------------------------------------
--------------------------------------------- -------------------------------------------------------------
   $10,957,987     $5,696,890    $6,045,808      $209,892,080   $239,233,927    $14,937,467    $19,629,853
============================================= =============================================================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001



                                                   MidCap Growth                    MidCap Value
                                                  Equity Division                     Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)           $    (65,893)  $    (36,358)    $    (140,463)   $   (15,762)
     Net realized gains (losses) on
       investments                              (386,339)       (70,972)          (84,545)       103,033
     Change in net unrealized
       appreciation or depreciation of
       investments                            (1,390,637)      (427,044)       (1,432,854)        (6,982)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets         (1,842,869)      (534,374)       (1,657,862)        80,289
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             4,423,572      4,355,817        17,078,556      4,793,207
   Administration charges                         (1,181)          (850)           (1,842)          (113)
   Contingent sales charges                       (3,952)        (2,015)          (12,713)          (741)
   Contract terminations                        (118,844)       (71,407)         (544,299)       (42,914)
   Death benefit payments                              -        (41,971)           (7,893)             -
   Flexible withdrawal option payments           (68,925)       (75,912)         (125,099)       (16,859)
   Transfer payments to other contracts       (1,319,196)      (604,508)       (2,932,228)      (928,428)
   Annuity payments                                    -              -                 -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from         2,911,474      3,559,154        13,454,482      3,804,152
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                      1,068,605      3,024,780        11,796,620      3,884,441

Net assets at beginning of period              3,989,662        964,882         4,347,094        462,653
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $5,058,267     $3,989,662       $16,143,714     $4,347,094
                                           =============================== ================================

See accompanying notes.

       Money Market Division               Real Estate Division                 SmallCap Division
----------------------------------------------------------------------- -----------------------------------
-----------------------------------------------------------------------
       2002             2001              2002             2001               2002             2001
----------------------------------------------------------------------- -----------------------------------
-----------------------------------------------------------------------


 $       176,936    $    3,080,370    $     709,590    $     340,425      $    (337,335)   $    (317,444)

               -                 -           53,604          101,534         (1,243,067)        (611,688)

               -                 -         (127,053)         301,589         (7,851,136)       1,307,607
----------------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------------- -----------------------------------
         176,936                            636,141          743,548         (9,431,538)         378,475
                         3,080,370



     243,677,082       249,637,459       29,659,384        9,246,165         14,076,016       12,128,310
         (41,512)          (41,046)          (9,677)          (3,104)            (9,299)         (10,428)
        (631,403)         (420,487)         (35,049)         (12,429)           (41,053)         (35,047)
     (28,356,420)      (24,562,491)      (1,278,438)        (430,485)        (1,606,783)      (1,197,338)
        (520,141)         (704,127)         (41,983)         (15,174)           (35,185)         (70,290)
      (3,795,995)       (2,814,256)        (598,412)        (246,429)          (419,394)        (366,960
    (203,885,485)     (169,642,727)      (6,246,781)      (3,892,906)        (6,501,182)      (3,912,196)
               -                 -                -                -                  -                -
----------------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------------- -----------------------------------
       6,446,126                         21,449,044        4,645,638          5,463,120        6,536,051
                        51,452,325
----------------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------------- -----------------------------------
       6,623,062        54,532,695       22,085,185        5,389,186         (3,968,418)       6,914,526

     150,639,078        96,106,383       12,775,363        7,386,177         29,826,684       22,912,158
----------------------------------------------------------------------- -----------------------------------
----------------------------------------------------------------------- -----------------------------------
    $157,262,140      $150,639,078      $34,860,548      $12,775,363        $25,858,266      $29,826,684
======================================================================= ===================================

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                 For the Years Ended December 31, 2002 and 2001

                                                  SmallCap Growth                  SmallCap Value
                                                      Division                        Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2002           2001             2002            2001
                                           ------------------------------- --------------------------------
                                           ----------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)           $    (436,810) $    (613,756)   $    (185,267) $     (38,940)
     Net realized gains (losses) on
       investments                             (6,181,169)    (2,781,403)        (156,414)       850,652
     Change in net unrealized
       appreciation or depreciation of
       investments                            (15,584,689)   (17,465,171)      (3,626,861)      (203,371)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets         (22,202,668)   (20,860,330)      (3,968,542)       608,341
   resulting from operations
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             10,865,423     18,525,458       24,920,511     12,678,083
   Administration charges                          (7,892)       (13,666)         (10,392)        (6,150)
   Contingent sales charges                       (58,629)       (70,256)         (40,565)       (18,639)
   Contract terminations                       (2,237,702)    (2,351,195)      (1,449,663)      (610,683)
   Death benefit payments                        (189,814)      (242,013)         (75,303)       (16,121)
   Flexible withdrawal option payments           (456,625)      (655,839)        (281,412)      (145,022)
   Transfer payments to other contracts        (6,430,692)    (8,439,889)      (7,054,164)    (3,154,847)
   Annuity payments                                     -              -                -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from          1,484,069      6,752,600       16,009,012      8,726,621
   principal transactions
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                     (20,718,599)   (14,107,730)      12,040,470      9,334,962

Net assets at beginning of period              45,886,244     59,993,974       18,725,042      9,390,080
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $25,167,645    $45,886,244      $30,765,512    $18,725,042
                                           =============================== ================================

See accompanying notes.

         Templeton Growth
        Securities Division                 Utilities Division
-----------------------------------------------------------------------
-----------------------------------------------------------------------
       2002             2001              2002             2001
-----------------------------------------------------------------------
-----------------------------------------------------------------------


    $  13,044         $  10,314       $     778,200    $     402,113

      (14,672)           94,232          (2,329,517)        (434,489)

     (193,807)         (115,514)         (2,601,000)     (10,894,238)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     (195,435)                           (4,152,317)     (10,926,614)
                        (10,968)



      533,068           281,108           6,289,771       19,206,822
            -                 -              (8,784)         (13,584)
         (631)             (224)            (41,772)         (51,816)
     (101,914)          (36,522)         (1,503,094)      (1,701,101)
            -                 -            (113,986)        (120,009)
      (13,184)          (10,686)           (541,725)        (773,854)
      (83,290)          (47,888)         (6,533,759)      (6,979,046)
            -                 -                   -                -
-----------------------------------------------------------------------
-----------------------------------------------------------------------
      334,049                            (2,453,349)       9,567,412
                        185,788
-----------------------------------------------------------------------
-----------------------------------------------------------------------
      138,614           174,820          (6,605,666)      (1,359,202)

      685,296           510,476          29,566,580       30,925,782
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     $823,910          $685,296         $22,960,914      $29,566,580
=======================================================================

                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)
                        Principal Life Insurance Company
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2002

1. Investment and Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal
Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2002, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Fund, Inc.(3)  AIM V.I. Growth Fund
  Asset Allocation Account                  AIM V.I. Core Equity Fund, formerly the
  Balanced Account                            AIM V.I. Growth and Income Fund until
  Blue Chip Account                           May 18, 2002 name change
  Bond Account                              AIM V.I. Premier Equity Fund, formerly
  Capital Value Account                       AIM V.I. Value Fund until May 18, 2002
  Equity Growth Account                       name change
  Government Securities Account             American Century Variable Portfolios Inc.:
  Growth Account                              VP Income & Growth
  International Account                       VP Ultra (2)
  International Emerging Markets Account      VP Value (1)
  International SmallCap Account            Dreyfus Investment Portfolios - Founders
  LargeCap Blend Account (1)                  Discovery Portfolio (2)
  LargeCap Growth Account                   Fidelity Variable Insurance Products Fund II:
  LargeCap Growth Equity Account              Fidelity VIP II Contrafund Portfolio
  LargeCap Stock Index Account              Fidelity Variable Insurance Products Fund:
  LargeCap Value Account (1)                  Fidelity VIP Equity-Income (1)
  MicroCap Account                            Fidelity VIP Growth Portfolio
  MidCap Account                            Franklin Templeton Variable Insurance
  MidCap Growth Account                       Products Series Trust:
  MidCap Growth Equity Account                  Templeton Growth Securities Fund
  MidCap Value Account                     INVESCO Variable Investment Funds:
  Money Market Account                        VIF-Dynamics (2)
  Real Estate Account                         VIF-Health Sciences (2)
  SmallCap Account                            VIF-Small Company Growth (2)
  SmallCap Growth Account                     VIF-Technology (2)
  SmallCap Value Account                    Janus Aspen Aggressive Growth Portfolio
  Utilities Account                           Service Shares

(1) Additional investment option available to contractholders as of May 18, 2002.
(2) Additional investment option available to contractholders as of May 19, 2001.
(3)  Organized by Principal Life Insurance Company.

Investments are stated at the closing net asset values per share on December 31, 2002.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity Contracts; Pension Builder Plus Contracts; Pension Builder Plus - Rollover IRA Contracts; Personal Variable Contracts; Premier Variable Contracts; Principal Freedom Variable Annuity; and The Principal Variable Annuity. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses.

Pension Builder Plus and Pension Builder Plus - Rollover IRA Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant's investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $34 for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus .03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity - Mortality and expenses risk assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of .6%. For electing participants, the rider is deducted from the daily unit value.

In addition, during the year ended December 31, 2002, management fees were paid indirectly to Principal Management Corporation, an affiliate of Principal Life Insurance Company, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are based on an annual rate of .35% of the average daily net assets of the Large Cap Stock Index Account and 1.00% of the average daily net assets of the MidCap Growth Equity Account and LargeCap Growth Equity Account.

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million:

                         Account                            Fee Range
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

   Bond, Government Securities, Money Market              0.50%   - 0.30%
   Balanced, Utilities                                    0.60    - 0.40
   MidCap                                                 0.65    - 0.45
   Asset Allocation, Equity Growth                        0.80    - 0.60
   SmallCap                                               0.85    - 0.65
   MidCap Growth, Real Estate                             0.90    - 0.70
   MicroCap, SmallCap Growth                              1.00    - 0.80
   SmallCap Value                                         1.10    - 0.90
   International SmallCap                                 1.20    - 1.00

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

                         Account                            Fee Range
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

   Blue Chip, Capital Value, Growth                      0.60%   - 0.40%
   Large Cap Blend, Large Cap Value                      0.75    - 0.55
   International                                         0.85    - 0.65
   MidCap Value                                          1.05    - 0.85
   LargeCap Growth                                       1.10    - 0.90
   International Emerging Markets                        1.25    - 1.05

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows during the year ended December 31, 2002:

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   AIM V.I. Growth:
      The Principal Variable Annuity                                  $    2,327,685     $    6,510,334
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                         813,389            520,016

   AIM V.I. Core Equity:
      The Principal Variable Annuity                                       5,873,640         11,204,025
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,627,577          1,530,816

   AIM V.I. Premier Equity:
      The Principal Variable Annuity                                       9,658,360          9,894,089
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,773,530          1,084,058

   American Century VP Income and Growth:
      Principal Freedom Variable Annuity                                   1,101,533            424,840
      The Principal Variable Annuity                                       8,079,416          1,839,923
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       3,673,809            778,817

   American Century VP Ultra:
      The Principal Variable Annuity                                       3,192,748            607,362
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       1,744,343            467,396

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   American Century VP Value:
      The Principal Variable Annuity                                  $    1,774,186   $         96,314
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                         898,060            113,918

   Asset Allocation:
      Premier Variable                                                           165                528
      The Principal Variable Annuity                                      12,201,040         19,882,235
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       3,140,646          1,335,903

   Balanced:
      Personal Variable                                                      466,708            467,033
      Premier Variable                                                     2,859,580          4,593,796
      The Principal Variable Annuity                                      11,230,423         25,661,875
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       4,650,707            611,113

   Blue Chip:
      Principal Freedom Variable Annuity                                     330,462            191,075

   Bond:
      Personal Variable                                                      549,184            392,999
      Premier Variable                                                     3,428,077          3,048,246
      Principal Freedom Variable Annuity                                   3,827,687          1,040,095
      The Principal Variable Annuity                                      69,816,402         39,556,334
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                      22,730,304          5,954,867

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   Capital Value:
      Bankers Flexible Annuity                                      $         43,135    $       889,765
      Pension Builder Plus                                                    66,065            565,203
      Pension Builder - Rollover IRA                                          28,783            190,888
      Personal Variable                                                      533,450          1,471,767
      Premier Variable                                                     3,209,082          7,236,506
      Principal Freedom Variable Annuity                                     439,861            266,797
      The Principal Variable Annuity                                      19,854,486         35,106,458
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       8,317,535          2,322,386

   Dreyfus DIP Founders Discovery:
      The Principal Variable Annuity                                         840,475            122,953
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                         634,473             61,272

   Equity Growth:
      Premier Variable                                                        57,983             21,877
      The Principal Variable Annuity                                      23,594,633         56,227,710
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       6,819,180          2,526,388

   Fidelity VIP II Contrafund:
      The Principal Variable Annuity                                      12,539,839         10,451,500
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       4,671,257          1,106,900

   Fidelity Equity-Income:
      The Principal Variable Annuity                                       3,202,294            152,593
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       1,227,137             60,624

   Fidelity VIP Growth:
      The Principal Variable Annuity                                       6,983,682         11,105,804
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,606,065          1,141,272

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   Government Securities:
      Pension Builder Plus                                          $         33,031    $       120,464
      Pension Builder - Rollover IRA                                           3,460              8,313
      Personal Variable                                                      746,075            596,102
      Premier Variable                                                     5,086,188          2,650,432
      The Principal Variable Annuity                                     126,183,692         44,957,613
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                              55,329,029         14,862,515

   Growth:
      Personal Variable                                                      572,571            633,484
      Premier Variable                                                     3,197,223          8,165,955
      The Principal Variable Annuity                                       8,126,954         34,393,369
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               2,895,882          1,687,622

   International:
      Personal Variable                                                      299,905            410,366
      Premier Variable                                                     1,274,509          3,358,781
      Principal Freedom Variable Annuity                                     316,930            151,082
      The Principal Variable Annuity                                      16,266,005         25,960,742
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                              10,965,276          6,792,904

   International Emerging Markets:
      Premier Variable                                                           486                  -
      The Principal Variable Annuity                                       5,266,250          1,935,100
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               5,187,199          3,664,169

   International SmallCap:
      Premier Variable                                                           409                  -
      The Principal Variable Annuity                                       9,355,661         10,379,221
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               6,513,641          4,672,312

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   INVESCO VIF-Dynamics:
      The Principal Variable Annuity                                 $       286,056    $       181,832
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                 140,680             30,782

   INVESCO VIF-Health Science:
      The Principal Variable Annuity                                       4,378,120          1,603,455
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               1,914,283            360,469

   INVESCO VIF-Small Company Growth:
      The Principal Variable Annuity                                         883,111            220,236
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                 453,055             88,667

   INVESCO VIF-Technology:
      The Principal Variable Annuity                                       1,672,091            956,055
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                 624,641            115,600

   Janus Aspen Aggressive Growth:
      The Principal Variable Annuity                                       3,606,862          2,676,162
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               2,423,365            983,559

   LargeCap Blend:
      The Principal Variable Annuity                                       9,800,212            842,247
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               3,240,610            108,673

   LargeCap Growth:
      Principal Freedom Variable Annuity                                     487,113            321,565
      The Principal Variable Annuity                                       2,771,834          1,346,104
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               1,567,732            495,398

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   LargeCap Growth Equity:
      The Principal Variable Annuity                                  $    2,522,832    $       576,539
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       1,106,633            310,283

   LargeCap Stock Index:
      Premier Variable                                                        34,482             15,129
      Principal Freedom Variable Annuity                                   2,953,388          1,640,973
      The Principal Variable Annuity                                      19,958,777         13,395,805
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       9,148,306          2,872,150

   LargeCap Value:
      The Principal Variable Annuity                                       9,974,780          1,168,986
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,843,226            258,143

   MicroCap:
      Premier Variabale                                                          575                108
      The Principal Variable Annuity                                       2,048,314          1,769,933
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                         765,421            119,270

   MidCap:
      Personal Variable                                                      622,561            901,536
      Premier Variable                                                     3,592,019          7,366,160
      Principal Freedom Variable Annuity                                     523,139            251,315
      The Principal Variable Annuity                                      32,099,396         39,403,600
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                      12,082,032          2,812,594

   MidCap Growth:
      Premier Variabale                                                          476                 84
      Principal Freedom Variable Annuity                                     158,390            137,294
      The Principal Variable Annuity                                       3,100,856          4,008,750
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,090,901            468,753

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   MidCap Growth Equity:
      The Principal Variable Annuity                                  $    3,125,256    $       975,195
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       1,298,316            602,796

   MidCap Value:
      Premier Variable                                                        41,879              1,828
      Principal Freedom Variable Annuity                                   1,165,787            345,528
      The Principal Variable Annuity                                      12,173,873          2,780,241
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       3,713,990            636,948

   Money Market:
      Pension Builder Plus                                                    11,890             43,371
      Pension Builder - Rollover IRA                                             224                261
      Personal Variable                                                    1,075,882          1,024,458
      Premier Variable                                                     7,432,928          8,999,331
      Principal Freedom Variable Annuity                                   8,033,557          6,042,654
      The Principal Variable Annuity                                     167,747,974        166,359,108
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                      61,513,016         56,723,226

   Real Estate:
      Premier Variable                                                        75,702             10,374
      The Principal Variable Annuity                                      23,551,872          7,511,862
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       7,086,184          1,011,298

   SmallCap:
      Premier Variable                                                           168                529
      Principal Freedom Variable Annuity                                   1,059,249            520,020
      The Principal Variable Annuity                                       9,721,513          7,508,615
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       3,319,260            945,241

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   SmallCap Growth:
      Premier Variaable                                             $         23,244  $             540
      Principal Freedom Variable Annuity                                     356,990            143,480
      The Principal Variable Annuity                                       7,695,625          8,733,402
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                       2,789,567            940,745

   SmallCap Value:
      Premier Variable                                                        26,298              2,594
      The Principal Variable Annuity                                      18,691,170          7,404,335
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               6,387,654          1,874,448

   Templeton Growth Securities:
      Principal Freedom Variable Annuity                                     574,654            206,943

   Utilities:
      Premier Variable                                                         4,327                560
      The Principal Variable Annuity                                       5,649,476          8,099,677
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               1,750,183            978,898

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  AIM V.I. Growth:
     The Principal Variable Annuity            450,650        1,292,911        1,281,060        1,121,266
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   157,476          103,273          313,946           25,129

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  AIM V.I. Core Equity:
     The Principal Variable Annuity            796,051        1,547,782        1,784,211        1,218,183
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   356,115          211,475          592,076           60,433

  AIM V.I. Premier Equity:
     The Principal Variable Annuity          1,391,604        1,367,431        1,389,014          863,742
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   399,618          149,824          446,201           28,370

  American Century VP Income and Growth:
     Principal Freedom Variable Annuity        133,152           52,242          106,622           69,105
     The Principal Variable Annuity            986,394          232,719          386,812           18,547
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   448,526           98,507          184,115            3,208

  American Century VP Ultra:
     The Principal Variable Annuity            392,613           76,978          124,742            4,397
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   214,502           59,239          107,322              512

  American Century VP Value:
     The Principal Variable Annuity            202,948           11,065                -                -
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   102,729           13,088                -                -

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  Asset Allocation:
     Premier Variable                              177              608            1,104                -
     The Principal Variable Annuity            699,433        1,107,937        1,094,760          955,630
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   180,040           74,444          296,673           34,640

  Balanced:
     Personal Variable                         251,621         292,453           431,102       1,252,450
     Premier Variable                        1,582,260       2,900,370         3,155,517       7,941,241
     The Principal Variable Annuity            597,222       1,660,752           975,434       1,284,492
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   247,320          39,549           150,116           6,163

  Blue Chip:
     Principal Freedom Variable Annuity         49,373          30,116            42,576          24,178

  Bond:
     Personal Variable                         285,082         227,502           382,030         417,845
     Premier Variable                        1,751,775       1,768,796         2,405,332       3,562,951
     Principal Freedom Variable Annuity        318,311          86,169           200,014          97,995
     The Principal Variable Annuity          4,001,168       2,325,586         3,137,765       1,493,385
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                 1,302,671         350,097           908,211         115,093

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  Capital Value:
     Bankers Flexible Annuity                        -          34,847                 -          18,718
     Pension Builder Plus                        2,620         108,092            85,230          65,142
     Pension Builder - Rollover                  3,091          35,839             8,877           5,950
     Personal Variable                         214,089         647,157           489,635       1,340,185
     Premier Variable                        1,129,392       3,134,635         2,803,685       6,773,580
     Principal Freedom Variable Annuity         53,849          33,599            40,752          38,759
     The Principal Variable Annuity            974,682       1,816,212         1,397,442       1,377,529
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   408,318         120,147           285,090          36,546

  Dreyfus DIP Founders Discovery:
     The Principal Variable Annuity            129,255          17,087            24,188           2,648
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                    97,573           8,515            13,915           1,806

  Equity Growth:
     Premier Variable                           65,036          24,572               511               -
     The Principal Variable Annuity            984,343       2,356,674         1,572,476       1,831,227
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   284,490         105,889           292,505          21,963

  Fidelity VIP II Contrafund:
     The Principal Variable Annuity          1,417,094       1,165,210         1,229,555         874,464
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   527,886         123,405           473,432          68,792

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  Fidelity VIP Equity-Income:
     The Principal Variable Annuity            392,209          18,092                 -               -
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   150,297           7,188                 -               -

  Fidelity VIP Growth:
     The Principal Variable Annuity            960,906       1,571,530         1,485,093       1,036,766
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   358,576         161,496           447,706          20,921

  Government Securities:
     Pension Builder Plus                          472          42,001            26,012          53,855
     Pension Builder - Rollover IRA                  -           2,705             2,205             443
     Personal Variable                         327,960         313,459           425,315         691,305
     Premier Variable                        2,397,856       1,375,930         2,373,538       2,722,763
     The Principal Variable Annuity          7,207,006       2,553,992         3,895,389       1,688,116
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                 3,160,128         844,323         1,265,585         194,405

  Growth:
     Personal Variable                         422,806         461,139           774,718       1,341,433
     Premier Variable                        2,282,355       5,523,939         5,327,841      11,428,949
     The Principal Variable Annuity            592,034       2,529,680         1,524,382       1,817,279
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   210,960         124,127           275,260          19,987

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  International:
     Personal Variable                         226,081         304,176           431,016         757,375
     Premier Variable                          940,361       2,522,426         2,573,847       6,170,149
     Principal Freedom Variable Annuity         42,289          19,922            18,950          25,706
     The Principal Variable Annuity          1,334,537       2,074,309         1,693,799       1,771,267
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   899,641         542,765           426,690          36,536

  International Emerging Markets:
     Premier Variable                              543               -                 -               -
     The Principal Variable Annuity            572,129         218,641           175,302          31,947
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   563,541         414,003           108,799           7,227

  International SmallCap:
     Premier Variable                              540               -                 -               -
     The Principal Variable Annuity            886,632         960,686           927,850         901,540
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   617,296         432,463           259,950          19,460

  INVESCO VIF-Dynamics:
     The Principal Variable Annuity             42,827          28,373            34,537           3,810
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                    21,062           4,803             7,689           2,412

  INVESCO VIF-Health Science:
     The Principal Variable Annuity            505,616         189,872           274,251          22,250
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   221,075          42,685           123,121           2,162

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  INVESCO VIF-Small Company Growth:
       The Principal Variable Annuity          131,333          35,436            46,383           1,360
       The Principal Variable Annuity
         With Purchase Payment Credit
         Rider                                  67,376          14,266            22,201           2,367

  INVESCO VIF-Technology:
     The Principal Variable Annuity            307,217          178,237          174,986           74,815
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   114,766           21,551           46,219            1,641

  Janus Aspen Aggressive Growth:
     The Principal Variable Annuity            778,524          590,146        1,547,921          170,075
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   523,072          216,894          645,648           59,556

  LargeCap Blend:
     The Principal Variable Annuity          1,144,371           97,709                -                -
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   378,406           12,607                -                -

  LargeCap Growth:
     Principal Freedom Variable Annuity         65,047           44,108           27,268           24,770
     The Principal Variable Annuity            472,437          239,592          448,279           37,708
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   267,207           88,175          275,491           32,629

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  LargeCap Growth Equity:
     The Principal Variable Annuity            452,792          106,255          254,913           54,868
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   198,616           57,185          148,210           16,638

  LargeCap Stock Index:
     Premier Variable                           44,264           16,509           83,407           31,275
     Principal Freedom Variable Annuity        373,982          213,128          153,854          109,860
     The Principal Variable Annuity          2,645,069        1,826,840        2,481,079        1,132,920
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                 1,212,394          391,687          753,959           59,601

  LargeCap Value:
     The Principal Variable Annuity          1,157,007          138,906                -                -
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   329,795           30,674                -                -

  MicroCap:
     Premier Variable                              716              136                -                -
     The Principal Variable Annuity            243,268          216,946          217,421          101,505
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                    90,905           14,619           50,253            5,049

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  MidCap:
     Personal Variable                         235,969          392,570          460,105          841,891
     Premier Variable                        1,334,981        3,168,504        2,941,307        6,807,846
     Principal Freedom Variable Annuity         43,395           22,298           28,379            6,433
     The Principal Variable Annuity          1,291,229        1,733,622        1,513,588        1,328,248
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   486,011          123,744          352,115           24,809

  MidCap Growth:
     Premier Variable                              732              159                -                -
     Principal Freedom Variable Annuity         18,372           16,139           75,907           43,331
     The Principal Variable Annuity            401,230          514,628          719,282          390,942
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   270,549           60,177          224,984           39,907

  MidCap Growth Equity:
     The Principal Variable Annuity            572,517          180,691          336,229           90,181
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   237,839          111,690          248,160           18,769

  MidCap Value:
     Premier Variable                           41,236            1,953              992                -
     Principal Freedom Variable Annuity         83,966           25,456           69,035           36,745
     The Principal Variable Annuity          1,326,059          305,387          316,251           54,753
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   404,553           69,964          101,115            2,405

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  Money Market:
     Pension Builder Plus                            -           15,040           23,506            7,883
     Pension Builder - Rollover IRA                  -               44            1,945               34
     Personal Variable                         718,311          694,825        1,504,088        1,616,962
     Premier Variable                        4,884,967        6,023,337       11,485,303       12,465,802
     Principal Freedom Variable Annuity        716,580          539,327          240,127          187,180
     The Principal Variable Annuity         10,035,799        9,944,024       10,249,767        8,177,038
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                 7,168,381        6,792,273        7,153,173        5,229,549

  Real Estate:
     Premier Variable                           68,767            9,373            4,135                -
     The Principal Variable Annuity          1,760,670          567,550          630,468          379,539
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   529,742           76,407          177,430           29,256

  SmallCap:
     Premier Variable                              353              890            1,432                -
     Principal Freedom Variable Annuity         95,765           47,255           16,462            7,865
     The Principal Variable Annuity          1,167,677          885,447          996,080          548,931
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   398,685          111,467          243,197           32,766

  SmallCap Growth:
     Premier Variable                           33,955            1,141                -                -
     Principal Freedom Variable Annuity         47,056           19,660           12,865           11,584
     The Principal Variable Annuity            950,879        1,094,881        1,146,337          915,253
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   344,682          117,939          291,458           22,748

                                                      2002                             2001
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  SmallCap Value:
     Premier Variable                           25,857            2,828           13,489              294
     The Principal Variable Annuity          1,426,853          575,240          761,115          304,328
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   487,623          145,625          246,756           20,122

  Templeton Growth Securities:
     Principal Freedom Variable Annuity         46,311           18,329           23,238            8,033

  Utilities:
     Premier Variable                            5,863              791                -                -
     The Principal Variable Annuity            547,952          909,833        1,228,991          788,487
     The Principal Variable Annuity
       With Purchase Payment Credit
       Rider                                   169,753          109,959          383,379           52,442

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2002 and 2001 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which was effective January 1, 2001. Information for years prior to 2001 is not required to be presented. The following table was developed by determining which products offered by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

                                                                             Expenses               Total
                                    Unit Fair                Investment      Ratio (2)            Return (3)
                          Units    Value Lowest   et Assets    Income        Lowest to            Lowest to
         Division        (000's)    to Highest   N (000s)    Ratio (1)        Highest              Highest
   -----------------------------------------------------------------------------------------------------------------
   -------------------------------                          --------------------------------------------------------

   AIM V.I. Growth:
      2002                 3,963  $4.23 to $4.28  $  16,956       -%      1.25% to 1.75%     (32.24)% to (31.83)%
      2001                 4,751   6.24 to 6.28      29,724      0.22      1.25 to 1.75       (34.68) to (35.14)
   AIM V.I. Core Equity:
        2002               5,123   6.41 to 6.49      33,171      0.31      1.25 to 1.75       (17.13) to (16.63)
        2001               5,730   7.73 to 7.78      44,553      0.05      1.25 to 1.75       (24.29) to (23.79)
   AIM V.I. Premier
      Equity:
        2002               4,724   5.72 to 5.79      27,310      0.34      1.25 to 1.75       (31.54) to (31.13)
        2001               4,451   8.35 to 8.41      38,150      0.14      1.25 to 1.75       (14.18) to (13.67)
   American Century VP
      Income and Growth:
        2002               1,905   7.07 to 7.15      13,565      0.72      0.85 to 1.75       (20.85) to (20.05)
        2001                 720   8.93 to 8.96       6,448      0.29      0.85 to 1.75       (20.46) to (9.17)
   American Century VP
      Ultra:
        2002                 698   6.89 to 6.96       4,849      0.24      1.25 to 1.75       (24.13) to (23.67)
        2001 (5)             227   9.08 to 9.12       2,068      -         1.25 to 1.75       (18.22) to (17.57)
   American Century VP
      Value:
        2002 (4)             282   8.38 to 8.41       2,364      -         1.25 to 1.75       (25.65) to (26.19)
   Asset Allocation:
      2002                 4,620  0.86 to 16.12      74,399      -         0.42 to 1.75       (14.54) to (12.78)
      2001                 4,923  0.99 to 18.75      92,273      2.18      0.42 to 1.75        (5.67) to (2.40)
   Balanced:
      2002                14,617  1.43 to 13.90      98,582      3.17      0.42 to 1.75       (14.78) to (13.55)
      2001                16,832  1.66 to 16.21     131,087      3.40      0.42 to 1.75        (8.67) to (7.26)

                                                                             Expenses              Total
                                    Unit Fair                Investment      Ratio (2)           Return (3)
                          Units    Value Lowest   et Assets    Income        Lowest to           Lowest to
         Division        (000's)    to Highest   N (000s)    Ratio (1)        Highest             Highest
   ---------------------------------------------------------------------------------------------------------------
   -------------------------------                          ------------------------------------------------------

   Blue Chip:

      2002                   139      $5.56      $      770      0.73%         0.85%              (25.48)%
      2001                   119       7.46             890      0.70          0.85               (17.81)
   Bond:
      2002                17,899  1.78 to 16.89     210,777      4.09      0.42 to 1.75        (7.26) to 8.80
      2001                14,998  1.64 to 15.65     151,716      6.02      0.42 to 1.75         6.14 to 7.74
   Capital Value:
      2002                21,252  2.01 to 23.99     175,700       .78      0.42 to 1.75      (15.25) to (14.02)
      2001                24,351  2.34 to 27.92     224,263      1.21      0.42 to 1.75       (9.74) to (8.49)
   Dreyfus DIP Founders
      Discovery:
        2002                 235   5.76 to 5.82       1,361      -         1.25 to 1.75      (34.46) to (34.06)
        2001 (5)              34   8.79 to 8.82         297      -         1.25 to 1.75      (24.13) to (23.55)
   Equity Growth:
      2002                 8,938  0.68 to 20.08     178,521      0.27      0.42 to 1.75      (29.04) to (28.02)
      2001                10,091  0.95 to 28.12     283,731      0.11      0.42 to 1.75      (16.42) to (12.00)
   Fidelity VIP II
      Contrafund:
        2002               5,347   7.95 to 8.05      42,986      0.68      1.25 to 1.75      (11.09) to (10.55)
        2001               4,691   8.95 to 9.01      42,213      0.67      1.25 to 1.75      (13.94) to (13.50)
   Fidelity VIP
      Equity-Income:
        2002 (4)             517   7.98 to 8.01       4,138      -         1.25 to 1.75      (33.33) to (32.81)
   Fidelity VIP Growth:
      2002                 5,325   5.88 to 5.96      31,670      0.15      1.25 to 1.75      (31.48) to (31.07)
      2001                 5,739   8.58 to 8.64      49,561      -         1.25 to 1.75      (19.29) to (18.72)
   Government
      Securities:
        2002              26,265  1.93 to 17.26     318,208      3.45      0.42 to 1.75         7.18 to 8.34
        2001              18,304  1.78 to 16.07     182,868      4.93      0.42 to 1.75         5.63 to 7.06
   Growth:
      2002                22,176  1.15 to 11.39     111,599      0.02      0.42 to 1.75      (30.37) to (29.37)
      2001                27,307  1.63 to 16.26     194,687      -         0.42 to 1.75      (26.89) to (25.91)
   International:
      2002                14,934  1.18 to 11.21     100,045      0.49      0.42 to 1.75      (17.61) to (16.42)
      2001                16,955  1.41 to 13.53     128,099      0.15      0.42 to 1.75      (25.66) to (24.21)

                                                                             Expenses              Total
                                    Unit Fair                Investment      Ratio (2)           Return (3)
                          Units    Value Lowest  Net Assets    Income        Lowest to           Lowest to
         Division        (000's)    to Highest     (000s)    Ratio (1)        Highest             Highest
   ---------------------------------------------------------------------------------------------------------------
   -------------------------------                          ------------------------------------------------------

   International
      Emerging Markets:
        2002                 768  $0.88 to $8.55 $    6,532      0.14%    0.42% to 1.75%     (9.32)% to (2.56)%
        2001                 264   9.31 to 9.37       2,469      0.50      1.25 to 1.75       (5.96) to (5.44)
   International
      SmallCap:
        2002               3,225   0.75 to 9.59      30,873      0.27%     0.42 to 1.75      (17.74) to (17.17)
        2001               3,113  11.52 to 11.59     36,066      -         1.25 to 1.75      (23.25) to (22.83)
   INVESCO VIF-Dynamics:
        2002                  67   5.32 to 5.37         357      -         1.25 to 1.75      (33.15) to (32.75)
        2001 (5)              36   7.96 to 7.99         287      -         1.25 to 1.75      (40.85) to (40.42)
   INVESCO VIF-Health
      Science:
        2002                 867   7.30 to 7.38       6,374      0.21      1.25 to 1.75      (25.59) to (25.14)
        2001 (5)             373   9.82 to 9.85       3,670      -         1.25 to 1.75       (6.55) to (6.01)
   INVESCO VIF-Small
      Company Growth:
        2002                 214   5.69 to 5.74       1,224      -         1.25 to 1.75      (32.38) to (31.97)
        2001 (5)              65   8.41 to 8.44         547      -         1.25 to 1.75      (31.46) to (31.05)
   INVESCO
      VIF-Technology:
        2002                 367   3.68 to 3.71       1,357      -         1.25 to 1.75      (47.82) to (47.51)
        2001 (5)             145   7.04 to 7.07       1,022      -         1.25 to 1.75      (58.05) to (55.94)
   Janus Aspen
      Aggressive Growth:
        2002               2,550   3.90 to 3.95      10,028      -         1.25 to 1.75      (29.44) to (29.01)
        2001               2,055   5.53 to 5.57      11,415      -         1.25 to 1.75      (40.67) to (40.35)
   LargeCap Blend:
      2002 (4)             1,412   8.22 to 8.25      11,648      0.87      1.25 to 1.75      (28.74) to (28.21)
   LargeCap Growth:
      2002                 1,234   4.91 to 6.05       6,225      -         0.85 to 1.75      (31.15) to (30.46)
      2001                   801   7.13 to 8.71       5,872      -         0.85 to 1.75      (25.65) to (24.88)

                                                                             Expenses               Total
                                    Unit Fair                Investment      Ratio (2)            Return (3)
                          Units    Value Lowest  Net Assets    Income        Lowest to            Lowest to
         Division        (000's)    to Highest     (000s)    Ratio (1)        Highest              Highest
   -----------------------------------------------------------------------------------------------------------------
   -------------------------------                          --------------------------------------------------------

   LargeCap Growth
      Equity:
        2002                 855  $4.36 to $4.42 $    3,761      -        1.25% to 1.75%     (34.50)% to (34.10)%
        2001                 367   6.66 to 6.71       2,452      -         1.25 to 1.75       (31.41) to (30.93)
   LargeCap Stock Index:
        2002               8,549   0.73 to 6.59      55,031      1.21      0.42 to 1.75       (23.86) to (22.77)
        2001               6,721   0.94 to 8.58      56,637      1.06      0.42 to 1.75       (14.40) to (12.85)
   LargeCap Value
      2002 (4)             1,317   8.29 to 8.33      10,958      1.89      1.25 to 1.75       (27.94) to (27.41)
   MicroCap:
      2002                   789   0.80 to 7.24       5,697      0.13      0.42 to 1.75       (18.42) to (4.26)
      2001                   685   8.77 to 8.82       6,046      -         1.25 to 1.75          0.00 to 0.62
   MidCap:
      2002                17,766  2.13 to 20.70     209,892      0.96      0.42 to 1.75       (10.42) to (9.13)
      2001                19,815  2.35 to 22.98     239,234      0.76      0.42 to 1.75        (5.51) to (4.02)
   MidCap Growth:
      2002                 2,226   0.68 to 7.28      14,937      -         0.42 to 1.75       (39.86) to (26.89)
      2001                 2,126   9.16 to 9.96      19,630      -         0.85 to 1.75       (18.43) to (17.65)
   MidCap Growth Equity:
        2002               1,093   4.59 to 4.65       5,058      -         1.25 to 1.75       (33.62) to (33.22)
        2001                 575   6.91 to 6.96       3,990      -         1.25 to 1.75       (28.84) to (28.32)
   MidCap Value:
      2002                 1,878  0.89 to 12.55      16,144      0.73      0.42 to 1.75       (11.61) to (10.72)
      2001                   425  0.99 to 14.06       4,347      0.21      0.42 to 1.75       (10.14) to (2.40)
   Money Market:
      2002                20,955  1.46 to 13.27     157,262      1.40      0.42 to 1.75         (0.09) to 0.99
      2001                21,440  1.45 to 13.25     150,639      3.67      0.42 to 1.75          2.02 to 3.57
   Real Estate:
      2002                 2,762  1.09 to 12.93      34,861      4.15      0.42 to 1.75          5.75 to 7.27
      2001                 1,056  1.02 to 12.16      12,775      4.80      0.42 to 1.75          4.80 to 7.38
   SmallCap:
      2002                 3,608   0.68 to 8.84      25,858      0.09      0.42 to 1.75       (28.66) to (27.63)
      2001                 2,990  0.93 to 12.27      29,827      -         0.42 to 1.75        (16.80) to 1.67

                                                                             Expenses               Total
                                    Unit Fair                Investment      Ratio (2)            Return (3)
                          Units    Value Lowest   et Assets    Income        Lowest to            Lowest to
         Division        (000's)    to Highest   N (000s)    Ratio (1)        Highest              Highest
   -----------------------------------------------------------------------------------------------------------------
   -------------------------------                          --------------------------------------------------------

   SmallCap Growth:
      2002                 4,236  $0.43 to $6.00  $  25,168        -      0.42% to 1.75%     (46.85)% to (44.13)%
      2001                 4,093  9.88 to 11.23      45,886        -       0.85 to 1.75       (33.27) to (32.57)
   SmallCap Value:
      2002                 2,672  0.88 to 11.69      30,766      0.66      0.42 to 1.75       (10.54) to (9.25)
      2001                 1,455  0.96 to 12.99      18,725      0.99      0.42 to 1.75         (9.60) to 4.95
   Templeton Growth
      Securities:
        2002                  85       9.65             824      2.44          0.85                (19.18)
        2001                  57      11.94             685      1.88          0.85                 (1.31)
   Utilities:
      2002                 2,743   0.70 to 8.40      22,961      4.42      0.42 to 1.75       (14.21) to (3.82)
      2001                 3,040   9.67 to 9.73      29,567      2.52      1.25 to 1.75       (29.00) to (28.60)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(4) Commencement of operations, May 18, 2002. Investment income ratio and expense ratio have been annualized.
(5) Commencement of operations, May 19, 2001. Investment income ratio and expense ratio have been annualized.



                         Report of Independent Auditors

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly owned subsidiary of Principal Financial Group, Inc.), as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities and goodwill and other intangible assets in response to new accounting standards that became effective January 1, 2001 and 2002, respectively.

/s/ Ernst & Young

Des Moines, Iowa
January 31, 2003

                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position

                                                     December 31,
                                                2002              2001
                                         --------------------------------------
                                                     (in millions,
                                                 except per share data)
Assets
Fixed maturities, available-for-sale...        $32,752.6          $29,007.4
Fixed maturities, trading..............            101.7               17.8
Equity securities, available-for-sale..            348.1              802.3
Mortgage loans.........................         10,829.4           10,884.6
Real estate............................            974.1              950.5
Policy loans...........................            818.5              831.9
Other investments......................          1,067.5              600.8
                                         --------------------------------------
   Total investments...................         46,891.9           43,095.3

Cash and cash equivalents..............          1,168.5            1,077.7
Accrued investment income..............            632.5              593.5
Premiums due and other receivables.....            431.8              468.3
Deferred policy acquisition costs......          1,374.4            1,322.3
Property and equipment.................            472.8              480.6
Goodwill...............................             75.7               70.3
Other intangibles......................             11.1               13.0
Mortgage loan servicing rights.........          1,517.9            1,778.5
Separate account assets................         33,105.9           34,028.9
Other assets...........................          1,413.1              642.2
                                         --------------------------------------
                                         --------------------------------------
   Total assets........................        $87,095.6          $83,570.6
                                         ======================================
                                         ======================================

Liabilities
Contractholder funds...................        $26,297.3          $24,664.6
Future policy benefits and claims......         13,634.9           13,011.7
Other policyholder funds...............            635.5              576.6
Short-term debt........................          1,243.9            1,378.4
Long-term debt.........................            578.7              617.6
Income taxes currently payable.........            197.3                -
Deferred income taxes..................          1,104.7              782.7
Separate account liabilities...........         33,105.9           34,028.9
Other liabilities......................          4,559.5            3,167.9
                                         --------------------------------------
                                         --------------------------------------
   Total liabilities...................         81,357.7           78,228.4

Stockholder's equity
Common stock, par value $1 per share
   - 5.0 million shares authorized, 2.5
   million shares issued and outstanding
   (wholly owned indirectly by
   Principal Financial Group, Inc.).........       2.5                2.5
Additional paid-in capital..................   5,015.0            5,004.6
Retained-earnings deficit...................     (64.7)             (26.6)
Accumulated other comprehensive income......     785.1              368.4
Treasury stock, at cost (363.7 thousand
   shares of Principal Financial
   Group, Inc. common stock)................       -                 (6.7)
                                            ---------------------------------
   Total stockholder's equity...............   5,737.9            5,342.2
                                            ---------------------------------
                                            ---------------------------------
   Total liabilities and stockholder's
     equity                                  $87,095.6          $83,570.6
                                            =================================
See accompanying notes.

                        Principal Life Insurance Company
                      Consolidated Statements of Operations

                                                               For the year ended December 31,
                                                         2002               2001               2000
                                                   ------------------ ------------------ ------------------
                                                                        (in millions)
Revenues
Premiums and other considerations...............       $ 3,720.0          $ 3,795.7          $ 3,929.3
Fees and other revenues.........................         1,871.6            1,502.3            1,214.5
Net investment income...........................         3,069.8            3,211.4            3,116.6
Net realized/unrealized capital gains (losses)..          (395.2)            (492.7)             151.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
  Total revenues................................         8,266.2            8,016.7            8,412.2

Expenses
Benefits, claims, and settlement expenses.......         4,958.9            5,092.4            5,147.1
Dividends to policyholders......................           316.6              313.7              312.7
Operating expenses..............................         2,413.8            2,140.4            2,062.0
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
  Total expenses................................         7,689.3            7,546.5            7,521.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

Income before income taxes and cumulative
   effect of accounting changes.................           576.9              470.2              890.4

Income taxes....................................            20.2               92.4              248.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Income before cumulative effect of accounting              556.7              377.8              641.6
   changes......................................

Cumulative effect of accounting changes, net
   of related income taxes......................            (4.6)             (10.7)               -
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Net income......................................       $   552.1          $   367.1          $   641.6
                                                   ================== ================== ==================

                        Principal Life Insurance Company
                 Consolidated Statements of Stockholder's Equity

                                                                 Accumulated
                                        Additional  Retained        other                   Total
                               Common     paid-in    earnings   comprehensive  Treasury  stockholder's
                                stock     capital   (deficit)   income (loss)   stock       equity
                               -------------------------------- -------------- --------- -------------
                               (in millions)

Balances at January 1, 2000...   $2.5     $    -     $5,110.6        $(162.1)      $ -      $4,951.0
Reclassification of retained
   earnings to additional
   paid-in capital............    -           21.0      (21.0)           -           -           -
Dividends to parent...........    -            -       (542.6)           -           -        (542.6)
Comprehensive income:
   Net income.................    -            -        641.6            -           -         641.6
   Net unrealized gains.......    -            -          -            344.6         -         344.6
   Provision for deferred
     income
     taxes....................    -            -          -           (121.4)        -        (121.4)
   Foreign currency
     translation adjustment...    -            -          -             27.0         -          27.0
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 891.8
                               -------------------------------- -------------- --------- -------------
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2000.    2.5         21.0    5,188.6           88.1         -       5,300.2
Contributions and
   distributions in
   connection with Principal
   Mutual Holding Company's
   demutualization transaction    -        4,976.9   (4,937.3)           -           -          39.6
Principal Financial Group,                                                              )
   Inc. shares held in rabbi
   trusts.....................    -            6.7        -              -          (6.7         -
 Dividends to parent..........    -            -       (645.0)           9.8         -        (635.2)
Comprehensive income:
   Net income before
     Principal Mutual Holding
     Company's demutualization    -            -        393.7            -           -         393.7
   Net loss after Principal
     Mutual Holding Company's
     demutualization..........    -            -        (26.6)           -           -         (26.6)
                                                    -----------                          -------------
                                                    -----------                          -------------
   Net income for the year....    -            -        367.1            -           -         367.1
   Net unrealized gains.......    -            -          -            405.2         -         405.2
   Provision for deferred
     income taxes.............    -            -          -           (144.4)        -        (144.4)
   Foreign currency
     translation adjustment...    -            -          -             23.9         -          23.9
   Cumulative effect of
     accounting change, net
     of related income taxes..    -            -          -            (14.2)        -         (14.2)
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 637.6
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2001.    2.5      5,004.6      (26.6)         368.4        (6.7)    5,342.2
Stock-based compensation......    -            9.1        -              -           -           9.1
Principal Financial Group,
   Inc. shares sold by rabbi
   trusts.....................    -            1.3        -              -           6.7         8.0
Dividends to parent...........    -            -       (590.2)           -           -        (590.2)
Comprehensive income:
   Net income.................    -            -        552.1            -           -         552.1
   Net unrealized gains.......    -            -          -            640.8         -         640.8
   Provision for deferred
     income taxes.............    -            -          -           (226.1)        -        (226.1)
   Foreign currency
     translation adjustment...    -            -          -              2.0         -           2.0
                                                                                         -------------
                                                                                         -------------
Comprehensive income..........                                                                 968.8
                               -------------------------------- -------------- --------- -------------
Balances at December 31, 2002.   $2.5     $5,015.0   $  (64.7)       $ 785.1       $ -      $5,737.9
                               ================================ ============== ========= =============

See accompanying notes.

                        Principal Life Insurance Company
                      Consolidated Statements of Cash Flows

                                                                 For the year ended December 31,
                                                             2002             2001              2000
                                                       ----------------- ---------------- -----------------
                                                                          (in millions)
Operating activities
Net income............................................   $     552.1       $     367.1      $     641.6
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Cumulative effect of accounting changes,
       net of related income taxes....................           4.6              10.7              -
     Amortization of deferred policy
       acquisition costs..............................         141.1             157.6            238.6
     Additions to deferred policy acquisition costs...        (314.8)           (249.0)          (263.6)
     Accrued investment income........................         (39.0)            (66.8)           (59.0)
     Premiums due and other receivables...............          31.8             (79.7)           (51.9)
     Contractholder and policyholder liabilities
       and dividends..................................       2,082.8           1,805.5          1,456.5
     Current and deferred income taxes................         342.1              62.2            127.9
     Net realized/unrealized capital (gains) losses...         395.2             492.7           (151.8)
     Depreciation and amortization expense............          91.4              96.0             98.1
     Amortization of mortgage servicing rights........         364.9             212.9            157.8
     Stock-based compensation.........................           9.1               -                -
     Mortgage servicing rights valuation adjustments..         926.7             101.8             54.8
     Other............................................         470.6             799.5            468.5
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net adjustments.......................................       4,506.5           3,343.4          2,075.9
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash provided by operating activities.............       5,058.6           3,710.5          2,717.5

Investing activities Available-for-sale securities:
   Purchases..........................................     (15,001.2)        (12,078.9)       (12,932.5)
   Sales..............................................       8,113.0           6,427.7          7,312.8
   Maturities.........................................       3,629.2           2,501.2          2,665.3
Net cash flows from trading securities................         (82.4)            (17.0)             -
Mortgage loans acquired or originated.................     (50,131.5)        (40,430.2)       (10,471.3)
Mortgage loans sold or repaid.........................      50,028.3          40,895.8         12,026.8
Purchase of mortgage servicing rights.................        (931.7)           (968.4)          (235.9)
Proceeds from sale of mortgage servicing rights.......           8.6              31.5             53.0
Real estate acquired..................................        (265.4)           (290.0)          (324.3)
Real estate sold......................................         255.5             803.8            795.8
Net change in property and equipment..................         (57.8)            (86.6)           (71.5)
Net proceeds (disbursements) from sales of
   subsidiaries.......................................           1.4             (14.8)             -
Purchases of interest in subsidiaries, net
   of            cash acquired........................          (6.5)             (8.4)             -
Net change in other investments.......................         439.9            (217.5)          (125.4)
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash used in investing activities.................      (4,000.6)         (3,451.8)        (1,307.2)

                        Principal Life Insurance Company
                Consolidated Statements of Cash Flows (continued)

                                                                 For the year ended December 31,
                                                             2002             2001              2000
                                                       ----------------- ---------------- -----------------
                                                                          (in millions)
Financing activities
Payments to eligible policyholders under Principal
   Mutual Holding Company's plan of conversion.......      $     -          $ (1,177.5)       $     -
Sale of treasury stock...............................            8.0               -                -
Issuance of long-term debt...........................           64.1             149.2            230.4
Principal repayments of long-term debt...............         (103.0)           (203.9)          (119.9)
Net proceeds (repayments) of short-term
   borrowings........................................         (134.5)             38.5          1,026.6
Contribution received from parent....................            -             1,689.7              -
Dividends paid to parent.............................         (590.2)           (498.9)          (345.5)
Investment contract deposits.........................        7,014.1           5,054.9          3,982.6
Investment contract withdrawals......................       (7,225.7)         (6,075.1)        (5,011.3)
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash used in financing activities................         (967.2)         (1,023.1)          (237.1)
                                                       ----------------- ---------------- -----------------

Net increase (decrease) in cash and cash
   equivalents.......................................           90.8            (764.4)         1,173.2

Cash and cash equivalents at beginning of year.......        1,077.7           1,842.1            668.9
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Cash and cash equivalents at end of year.............      $ 1,168.5        $  1,077.7        $ 1,842.1
                                                       ================= ================ =================
                                                       ================= ================ =================

Schedule of noncash transactions
Policy credits to eligible policyholders under
   Principal Mutual Holding Company's plan
   of conversion.....................................                       $    472.6
                                                                         ================
                                                                         ================
Reclassification of stockholder's equity in                                 $  3,287.2
   connection with Principal Mutual Holding
   Company's plan of conversion.....................
                                                                         ================
                                                                         ================
Dividend of net remaining noncash assets and
   liabilities of subsidiary - Principal
   International, Inc. to Principal Financial
   Services, Inc. on April 1, 2001................                          $   (136.3)
                                                                         ================
                                                                         ================
Net transfer of noncash assets and liabilities to an
   unconsolidated entity in exchange for a minority
   interest..........................................                                         $  (255.0)
                                                                                          =================
Dividend of net noncash assets and liabilities of
   subsidiaries - Principal International de Chile,
   S.A. and Principal Compania de Seguros de Vida
   Chile, S.A. to Principal Financial Services,
   Inc. on September 28, 2000.......................                                          $  (170.6)
                                                                                          =================

See accompanying notes.

                        Principal Life Insurance Company
                   Notes to Consolidated Financial Statements

                                December 31, 2002

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company and its consolidated subsidiaries, is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. In addition, we offer residential mortgage loan origination and servicing in the U.S.

Reorganization

Under the terms of Principal Mutual Holding Company's Plan of Conversion, effective October 26, 2001 (the "Date of Demutualization"), Principal Mutual Holding Company, our former ultimate parent, converted from a mutual insurance holding company ("MIHC") to a stock company, and Principal Financial Group, Inc. ("PFG"), a new Delaware business corporation, completed its initial public offering ("IPO"). All membership interests in Principal Mutual Holding Company were extinguished on that date and eligible policyholders received, in aggregate, 260.8 million shares of common stock, $1,177.5 million of cash and $472.6 million of policy credits as compensation.

After giving effect to the reorganization resulting from the demutualization, we are now a direct wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"), which in turn is a direct wholly owned subsidiary of PFG.

In PFG's IPO, 100.0 million shares of common stock were issued at a price of $18.50 per share, prior to the underwriters' exercise of the overallotment option. Net proceeds from the IPO were $1,753.9 million, of which $64.2 million was retained by PFG and $1,689.7 million was contributed to us to reimburse for cash, policy credits and demutualization expenses, which were $2.0 million, $18.6 million and $7.2 million, net of income taxes, in 2002, 2001 and 2000, respectively.

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries, have been prepared in conformity with accounting principles generally accepted in the U.S. ("U.S. GAAP"). Less than majority-owned entities in which we had at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Closed Block

At the time the MIHC structure was created in 1998, we formed and began operating a closed block ("Closed Block") for the benefit of individual participating dividend-paying policies in force on that date. See Note 8 for further details regarding the Closed Block.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Accounting Changes

The Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), in January 2003. FIN 46 provides guidance related to identifying variable interest entities and determining whether such entities should be consolidated. In addition, FIN 46 also provides guidance related to the initial and subsequent measurement of assets, liabilities and noncontrolling interests of newly consolidated variable interest entities and requires disclosures for both the primary beneficiary of a variable interest entity and other beneficiaries of the entity. FIN 46 is effective immediately for variable interest entities created, or interests in variable interest entities obtained, after January 31, 2003. For those variable interest entities created, or interests in variable interest entities obtained, on or before January 31, 2003, the guidance in FIN 46 must be applied in the first fiscal year or interim period beginning after June 15, 2003. We have initiated an assessment and are currently evaluating interests in entities that may be considered variable interest entities. The ultimate impact of adopting FIN 46 on the consolidated financial statements is still being reviewed. Refer to the Residential Mortgage Banking Activities section of Note 5 for further information on variable interest entities and the effects that FIN 46 may have on our financial statements in the future.

In December 2002, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure an amendment of FASB Statement No. 123 ("SFAS 148"), which is effective for fiscal years ending after December 15, 2002. SFAS 148 provides alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation and requires disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. In addition, SFAS 148 amends Accounting Principles Board ("APB") Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. Our ultimate parent, PFG, is applying the prospective method of transition as prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

SFAS 123 encourages but does not require companies to record compensation cost for stock-based employee compensation plans based on the fair value of options granted. Effective July 1, 2002, PFG adopted the fair value method for stock-based compensation as defined in SFAS 123 in accounting for their stock-based compensation plans. This increased our pro rata share of expenses allocated to us from PFG for these plans SFAS 123, which indicates that the fair value method is the preferable method of accounting, requires that the fair value method for stock-based compensation be applied as of the beginning of the fiscal year in which it is adopted for all stock-based awards granted subsequent to such date. The financial statements for the first two quarters of 2002 were not restated for this change since its effects were not materially different from amounts reported for both financial position and results of operations. Such effects for the first two quarters were charged against income in the third quarter of 2002 and were not material to such results of operations. Prior to January 1, 2002, PFG applied the intrinsic value method (as permitted under SFAS
123) defined in APB Opinion No. 25, Accounting for Stock Issued to Employees and related Interpretations, which excluded employee options and stock purchases from compensation expense.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires certain guarantees to be recorded at fair value instead of when a loss is probable and reasonably estimable as defined by SFAS No. 5, Accounting for Contingencies. FIN 45 also requires a guarantor to make significant new disclosures, even when the likelihood of making any payments under the guarantee is remote. The liability recognition requirements of FIN 45 are effective for those guarantees that are issued or amended as of January 1, 2003 or later. The disclosure requirements are effective for financial statements of annual periods ending after December 15, 2002. Refer to Note 14 for further information regarding our guarantees.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and requires separate recognition of intangible assets apart from goodwill, if such intangible assets meet certain criteria. SFAS 142, effective January 1, 2002, prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives will continue to be amortized over their estimated useful lives. Additionally, SFAS 142 requires that goodwill and indefinite-lived intangible assets be reviewed for impairment at least annually, which we plan to do in the fourth quarter each year.

Our initial adoption of SFAS 142 on January 1, 2002, required us to perform a two-step fair-value based goodwill impairment test. The first step of the test compared the estimated fair value of the reporting unit to its carrying value, including goodwill. If the carrying value exceeded fair value, a second step was performed, which compared the implied fair value of the applicable reporting unit's goodwill with the carrying amount of that goodwill, to measure the goodwill impairment, if any.

Our measurements of fair value were based on evaluations of future discounted cash flows, product level analysis, market performance assumptions and cash flow assumptions. These evaluations utilized the best information available in the circumstances, including reasonable and supportable assumptions and projections. The discounted cash flow evaluations considered earnings scenarios and the likelihood of possible outcomes. Collectively, these evaluations were management's best estimate of projected future cash flows.

As a result of performing the two-step impairment test, we recorded an after-tax goodwill impairment of $4.6 million related to our Life and Health Insurance operations. This impairment was recognized on January 1, 2002, as a cumulative effect of a change in accounting principle.

Net income for the years ended December 31, 2002, 2001 and 2000, adjusted for the effects of SFAS 142 related to non-amortization of goodwill and indefinite-lived intangibles, are as follows (in millions):

                                                For the year ended December 31,
                                                    2002       2001    2000
                                                -------------------------------

 Reported net income..............................  $552.1    $367.1   $641.6
 Adjustment for amortization expense for
   goodwill and indefinite-lived intangibles (1)       -         7.8     10.4
 Tax impacts of amortization expense ...........       -        (2.4)    (3.1)
                                                   ----------------------------
                                                   ----------------------------
 Adjusted net income............................     552.1     372.5    648.9
 Adjustment for cumulative effect of accounting
   changes, net of related income taxes.........       4.6      10.7      -
                                                   ----------------------------
                                                   ----------------------------
 Adjusted income before cumulative effect of        $556.7    $383.2   $648.9
   accounting changes...........................
                                                   ============================

(1)  Includes   amortization   expenses   related  to  our   equity   investment
     subsidiaries.

Effective January 1, 2001, we adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133. As amended, SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated statement of financial position as either assets or liabilities that are measured at fair value. SFAS 133 also establishes special accounting for qualifying hedges, which allows for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. Changes in the fair value of a derivative qualifying as a hedge are recognized in earnings or directly in stockholder's equity depending on the instrument's intended use. For derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, changes in fair value are required to be recognized in earnings in the period of change.

At January 1, 2001, our consolidated financial statements were adjusted to record a cumulative effect of adopting SFAS 133, as follows (in millions):

                                    Net loss   Accumulated other
                                              comprehensive loss
                                  ----------- ---------------------
   Adjustment to fair value of
   derivative contracts (1)           $(16.4)       $(15.8)
   Income tax impact..............       5.7           1.6
                                  --------------------------------
                                  --------------------------------
   Total..........................    $(10.7)       $(14.2)
                                  ================================

   (1) Amount presented is net of adjustment to hedged item.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

We classify our investments into one of three categories: held-to-maturity, available-for-sale or trading. We determine the appropriate classification of fixed maturity securities at the time of purchase. Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. We classify fixed maturity securities as either available-for-sale or trading and, accordingly, carry them at fair value. (See Note 16 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes. Unrealized gains and losses related to trading securities are reflected in net income as net realized/unrealized capital gains (losses).

The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Equity securities include mutual funds, common stock and nonredeemable preferred stock. The cost of equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). Equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 16 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported in net income as net realized/unrealized capital gains (losses).

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate or the loan's observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have residential mortgage loans held-for-sale in the amount of $386.4 million and $294.9 million and commercial mortgage loans held-for-sale in the amount of $444.2 million and $493.5 million at December 31, 2002 and 2001, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales, unrealized gains and losses related to other than temporary impairments, trading securities, market value changes in certain seed money investments, fair value hedge ineffectiveness, derivatives not designated as hedges and changes in the mortgage loan allowance are reported in net income as net realized/unrealized capital gains (losses). Unrealized gains and losses on derivatives within our mortgage banking segment are reported as either operating expenses or fees and other revenues depending on the nature of the hedge and are excluded from net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are also excluded from net realized/unrealized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

We sell commercial mortgage loans to an unconsolidated qualified special purpose entity which then issues mortgage-backed securities. We may retain immaterial interests in the loans by purchasing portions of the securities from the issuance. Gain or loss on the sales of the mortgages is reported as fees and other revenues and depends in part on the previous carrying amounts of the financial assets involved in the transfer, which is allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Fair values are determined by quoted market prices of external buyers of each class of security purchased. The retained interests are thereafter carried at fair value with other fixed maturity investments and classified as available-for-sale.

We also sell residential mortgage loans and retain servicing rights which are retained interests in the sold loans. Gain or loss on the sales of the loans is reported as fees and other revenues and depends in part on the previous carrying amounts of the loans sold and the interests retained based on their relative fair values at the date of the transfer. To obtain fair values, quoted market prices are used if available. However, quotes are generally not available for retained interests, so we estimate fair value based on the present value of the future expected cash flows using management's best estimates of assumptions we believe market participants would use to value such interests.

Mortgage Loan Servicing Rights

Mortgage loan servicing rights represent the cost of purchasing or originating the right to receive cash flows from servicing mortgage loans. Servicing rights are recorded at the time of sale of the underlying mortgage loans where the servicing is retained. The total cost of the mortgage loans, which includes the cost to acquire the servicing rights, is allocated to the mortgage loans and the servicing rights based on their relative fair values at the date of sale. Cost basis also includes adjustments resulting from the application of hedge accounting. Capitalized servicing rights are carried at the lower of cost or market value. The capitalized value is amortized in proportion to, and over the period of, estimated net servicing income.

Capitalized mortgage loan servicing rights are periodically assessed for impairment based on the estimated fair value of those rights. Fair values are estimated using estimates of discounted future net cash flows over the expected life using loan prepayment, discount rate, ancillary fee income and other economic factors we believe market participants would use to value such assets. For purposes of performing our impairment evaluation, we stratify the servicing portfolio on the basis of certain predominant risk characteristics, including loan type and note rate. To the extent that the carrying value of the servicing rights exceeds fair value for any stratum, a valuation allowance is established, which may be adjusted in the future as the value of the servicing rights increase or decrease. This valuation allowance is recognized in the consolidated statements of operations during the period in which impairment occurs.

Activity in the valuation allowance for mortgage loan servicing rights is summarized as follows (in millions):

                                        For the year ended December 31,
                                     2002             2001            2000
                                ---------------  --------------- ---------------
                                ---------------  --------------- ---------------

   Balance at beginning of year..    $198.1         $    2.3           $2.9
   Impairments...................     318.3            196.0            1.1
   Recoveries....................     (22.7)            (0.2)          (1.7)
                                ---------------  --------------- ---------------
                                ---------------  --------------- ---------------
   Balance at end of year........    $493.7           $198.1           $2.3
                                ===============  =============== ===============

During 2002, impairments reflect the results of increased mortgage loan prepayments due to the continued reduction in market interest rates during the year.

Derivatives

Effective January 1, 2001, all derivatives are recognized as either assets or liabilities in the statement of financial position and measured at fair value. If certain conditions are met, a derivative may be specifically designated as one of the following:

(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment;

(b)  a hedge of the exposure to variable cash flows of a forecasted transaction;

(c)  a  hedge  of  the  foreign  currency   exposure  of  an  unrecognized  firm
     commitment,       an       available-for-sale       security      or      a
     foreign-currency-denominated forecasted transaction.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation as described above and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

For derivatives hedging the exposure to changes in fair value of a recognized asset or liability, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the exposure to variable cash flows, the effective portion of the derivative's change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when each variable cash flow occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change. For derivatives that are terminated prior to maturity, any accumulated gain or loss is recognized in earnings immediately if the hedged item is also terminated. If the hedged item is not terminated, then the accumulated gain or loss is amortized into earnings over the remaining life of the hedged item.

For derivatives hedging the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the foreign currency exposure of a foreign-currency-denominated forecasted transaction, the change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change.

A minimum variance technique is used to test the effectiveness of cashflow and fair value relationships whereby the profitability distribution of net fair value or cashflows for the hedging and hedged items are combined. If the coefficient of variation (standard deviation divided by mean) of the probability distribution is 1% or less, then the hedging relationship is deemed to be effective.

Prior to the January 1, 2001 adoption of SFAS 133, we used future contracts, mortgage-backed securities forwards, interest rate and principal only swap and floor agreements, options on futures contracts and currency rate swap agreements to hedge and manage our exposure to changes in interest rate levels and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. Futures contracts were marked to market and settled daily with the net gain or loss at expiration or termination of the contracts recorded in net realized/unrealized capital gains (losses) on our consolidated statements of operations. Outstanding mortgage-backed forwards were reported as commitments, and upon settlement, the net gain or loss was reported in net realized/unrealized capital gains (losses). For interest rate and currency swaps held by Principal Life, the net amounts paid or received and net amounts accrued through the end of the accounting period were included in net investment income. Any discounts or premiums related to these instruments were amortized to net investment income over the life of the contract. Gains or losses on contracts terminated early were recognized immediately in net realized/unrealized capital gains (losses). Unrealized gains or losses on interest rate swap contracts and currency swaps were not recognized in income. We primarily utilized interest rate floors, futures and options on futures contracts and interest rate and principal only swaps in hedging our portfolio of mortgage servicing rights. The realized and unrealized gains and losses on servicing derivatives accounted for as effective hedges were considered in the periodic assessment of mortgage servicing rights impairment. The realized and unrealized gains and losses on servicing derivatives not considered effective hedges were recorded in our results of operations. We managed interest rate risk on our mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over-the-counter options on mortgage-backed securities, futures contracts and options on treasury futures contracts. The unrealized gains and losses on these derivatives were included in the lower of cost or market calculation of mortgage loans held-for-sale.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyholders. Reserves for nonparticipating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 34%, 36% and 34% of our life insurance in force and 77%, 80% and 80% of the number of life insurance policies in force at December 31, 2002, 2001 and 2000, respectively. Participating business represented approximately 80%, 76% and 64% of life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively.

The amount of dividends to policyholders is approved annually by our board of directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus we need to retain. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life, annuity and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts ("GICs"), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed.

Fees and other revenues arising from the residential mortgage banking operations consist of revenues earned for servicing and originating residential mortgage loans as well as marketing other products to servicing portfolio customers. Net revenues are also recognized upon the sale of residential mortgage loans and residential mortgage loan servicing rights and are recorded in fees and other revenues and determined using the specific identification basis. Servicing revenues are recognized as the mortgage loan is serviced over the life of the mortgage loan. Mortgage loans originated are sold in the secondary mortgage markets, shortly after origination. As a result, mortgage loan origination fee revenues are recognized when the mortgage loans are sold. Fee revenues received for marketing other products to servicing portfolio customers are recognized when the service is performed.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses and first-year bonus interest) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2002, 2001 and 2000, respectively, we had reinsured $17.8 billion, $15.6 billion and $13.2 billion of life insurance in force, representing 14%, 12% and 9% of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.

The effects of reinsurance on premiums and other considerations and policy and contract benefits and changes in reserves were as follows (in millions):

                                                For the year ended December 31,
                                               2002           2001      2000
                                             ---------- ----------- ------------
                                             ---------- ----------- ------------
Premiums and other considerations:
  Direct..................................... $3,916.3   $3,999.8    $4,074.8
  Assumed....................................    130.6       56.0        24.6
  Ceded......................................   (326.9     (260.1)     (170.1)
                                             ---------- ----------- ------------
                                             ---------- ----------- ------------
Net premiums and other considerations........ $3,720.0   $3,795.7    $3,929.3
                                             ========== =========== ============

Benefits, claims and settlement expenses:
  Direct..................................... $5,199.7   $5,308.2    $5,302.6
  Assumed....................................     10.5        7.4         1.9
  Ceded......................................   (251.3     (223.2)     (157.4)
                                             ---------- ----------- ------------
Net benefits, claims and settlement expenses. $4,958.9   $5,092.4    $5,147.1
                                             ========== =========== ============

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of ours. We receive a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2002 and 2001, the separate accounts include a separate account valued at $1.0 billion and $1.3 billion, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company's demutualization. These shares are included in both PFG's basic and diluted earnings per share calculations. The separate account shares are recorded at fair value and are reported as separate account assets and separate account liabilities in the consolidated statements of financial position. Activity of the separate account shares is reflected in both the separate account assets and separate account liabilities and does not impact our results of operations.

Income Taxes

PFG files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Due to the adoption of SFAS 142, goodwill and indefinite-lived intangible assets were no longer amortized after January 1, 2002. Intangible assets with a finite useful life continue to be amortized on a straight-line basis generally over a period of 15 to 30 years. Goodwill and indefinite-lived intangible assets not subject to amortization will be tested for impairment on an annual basis during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill impairment testing involves a two-step process described further in the accounting changes section within Note 1. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Other intangible assets with finite useful lives continue to be reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value. Prior to January 1, 2002, this impairment method was used for all intangible assets and goodwill.

Stock-Based Compensation

Our parent, PFG, accounts for their stock-based compensation plans using the fair value method and the intrinsic value method in 2002 and 2001, respectively, which are described more fully in Note 19. We are allocated our pro rata share of the expenses for these plans.

Awards under these plans vest over periods ranging from three months to three years. Therefore, the cost related to stock-based compensation included in the determination of net income for 2002 is less than that which would have been recognized if the fair value based method had been applied to all awards since the inception of the stock-based compensation plans. Had compensation expense for stock option awards and employees' purchase rights been determined based upon fair values at the grant dates for awards under the plans in accordance with SFAS 123, our net income would have been reduced to the pro forma amounts indicated below. For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period.

                                                                        For the year ended December 31,
                                                                            2002                2001
                                                                     ------------------- -------------------
                                                                                 (in millions)

   Net income, as reported........................................         $552.1              $367.1
   Add:  Stock-based compensation expense
      included in reported net income, net of related tax effects.            9.7                 5.1
  Deduct:  Total stock-based compensation expense
      determined under fair value based method for all awards,
      net of related tax effects..................................           12.5                 6.4
                                                                     ------------------- -------------------
                                                                     ------------------- -------------------
   Pro forma net income...........................................         $549.3              $365.8
                                                                     =================== ===================
                                                                     =================== ===================

Reclassifications

Reclassifications have been made to the 2000 and 2001 consolidated financial statements to conform to the 2002 presentation.

2. Related Party Transactions

We have entered into various related party transactions with our parent and our parent's other affiliates. During the years ended December 31, 2002, 2001 and 2000, we received $92.2 million, $72.8 million and $57.7 million, respectively, of expense reimbursements from affiliated entities. During 2001, we received a capital contribution of $1,689.7 million from our parent to reimburse us for the payments and costs related to Principal Mutual Holding Company's demutualization. During 2001, we were also reimbursed $16.0 million for expenses paid related to PFG's initial public offering.

Our direct parent, PFSI, and us are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day "AA" Financial Commercial Paper Discount Rate published by the Federal Reserve (the "Internal Crediting Rate"); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $250.0 million, with such advance amounts earning interest at the Internal Crediting Rate plus 5 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $366.0 million and $584.5 million at December 31, 2002 and 2001, respectively, and earned interest of $8.5 million and $30.7 million during 2002 and 2001, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and results of operations.

3. Goodwill and Other Intangible Assets

Amortized intangible assets were as follows (in millions):

                                 As of December 31, 2002                  As of December 31, 2001
                         ----------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------
                            Gross                        Net        Gross                         Net
                          carrying    Accumulated     carrying    carrying     Accumulated     carrying
                           amount     amortization     amount      amount     amortization      amount
                         ----------------------------------------------------------------------------------
 Other intangibles with
   finite useful lives..     $1.6           $0.4         $1.2        $2.1           $0.2            $1.9
                         ==================================================================================

Unamortized intangible assets were as follows (in millions):

                                                             As of December 31,
                                                   2002            2001
                                              ------------- -------------------
                                              ------------- -------------------
                                              Net carrying     Net carrying
                                                 amount           amount
                                              ------------- -------------------
                                              ------------- -------------------

   Other indefinite-lived intangible assets ..      $9.9            $11.1
                                              ============= ===================

The amortization expense for intangible assets with finite useful lives was $0.3 million, $0.8 million and $2.3 million for 2002, 2001 and 2000, respectively. At December 31, 2002, the estimated amortization expense for the next five years is as follows (in millions):

                                        Estimated
                                      amortization
                                         expense
                                   --------------------
                                   --------------------

2003..........................            $0.2
2004...........................            0.2
2005...........................            0.2
2006...........................            0.2
2007...........................            0.2

The changes in the carrying amount of goodwill reported in our operating segments were as follows (in millions):

                                                U.S. Asset        Life and
                                              Management and        Health      Mortgage
                                               Accumulation       Insurance       Banking      Consolidated
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------

  Balance at January 1, 2001 ...............         $11.8          $50.2           $9.2           $  71.2
  Goodwill from acquisitions................           3.7            4.2            -                 7.9
  Reclassification to other intangibles.....           -             (0.8)           -                (0.8)
   Amortization expense.....................          (3.0)          (4.2)          (0.8)             (8.0)
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------
   Balance at December 31, 2001.............          12.5           49.4            8.4              70.3
  Goodwill from acquisitions................          10.7            -              -                10.7
  Goodwill disposed of during the period....           -             (0.7)           -                (0.7)
  Cumulative effect of accounting change               -             (4.6)           -                (4.6)
                                             -----------------  -------------- -------------- ---------------
                                             -----------------  -------------- -------------- ---------------
  Balance at December 31, 2002..............         $23.2          $44.1           $8.4           $  75.7
                                             =================  ============== ============== ===============

4. Other Divestitures

In September 2000, we sold a portion of our equity ownership position in Coventry Health Care, Inc., which reduced our ownership to approximately 25% and resulted in a realized capital gain of $13.9 million, net of income tax. The investment in Coventry Health Care, Inc. was $146.0 million at December 31, 2001. On February 1, 2002, we sold our remaining stake of 15.1 million shares in Coventry Health Care, Inc. common stock and a warrant, exercisable for 3.1 million shares of Coventry Health Care, Inc. common stock. Total proceeds from the completion of this transaction were $325.4 million, which resulted in a realized capital gain of $114.5 million, net of income tax.

On April 1, 2001, we paid a dividend of $176.2 million to our parent, PFSI, consisting of the outstanding capital stock of Principal International, Inc. and Principal International, Inc.'s subsidiaries.

On August 24, 2000, we paid a dividend of $171.3 million to our parent, PFSI, consisting of the outstanding capital stock of Principal International de Chile, S.A. and Principal Compania de Seguros de Vida Chile, S.A.

5. Investments

Fixed Maturities and Equity Securities

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2002 and 2001, are summarized as follows (in millions):

                                                       Gross          Gross
                                                   unrealized     unrealized
                                       Cost           gains         losses          Fair value
                                    ------------ -------------- ---------------- ----------------
December 31, 2002
Fixed maturities:
  U.S. government and agencies..... $     478.1      $    19.0       $  -          $   497.1
  Foreign governments..............       329.9           53.7           3.1           380.5
  States and political subdivisions       384.2           32.9           5.9           411.2
  Corporate - public...............    15,986.6        1,081.3         281.6        16,786.3
  Corporate - private..............     8,439.9          521.0         186.0         8,774.9
  Mortgage-backed and other
    asset-backed securities........     5,497.7          419.4          14.5         5,902.6
                                    ------------ -------------- ---------------- --------------
                                    ------------ -------------- ---------------- --------------
Total fixed maturities............. $  31,116.4      $ 2,127.3       $ 491.1       $32,752.6
                                    ============ ============== ================ ==============
                                    ============ ============== ================ ==============
Total equity securities............ $     349.8      $     2.5       $   4.2       $   348.1
                                    ============ ============== ================ ==============
                                    ============ ============== ================ ==============

December 31, 2001
Fixed maturities:
  U.S. government and agencies..... $      15.1      $     0.1       $   0.1       $    15.1
  Foreign governments..............       555.5           49.3           1.3           603.5
  States and political subdivisions       302.1           20.2           4.7           317.6
  Corporate - public...............    12,695.2          504.0         160.5        13,038.7
  Corporate - private..............     8,967.0          325.0         123.5         9,168.5
  Mortgage-backed and other
    asset-backed securities........     5,642.5          247.6          26.1         5,864.0
                                    ------------ -------------- ---------------- --------------
Total fixed maturities............. $  28,177.4      $ 1,146.2       $ 316.2       $29,007.4
                                    ============ ============== ================ ==============
Total equity securities............ $     864.2      $    15.2       $  77.1       $   802.3
                                    ============ ============== ================ ==============

The cost and fair value of fixed maturities available-for-sale at December 31, 2002, by expected maturity, were as follows (in millions):

                                                          Cost       Fair value
                                                   ------------ --------------
                                                   ------------ --------------

Due in one year or less............................ $  1,778.4    $  1,796.5
Due after one year through five years..............    9,394.9       9,866.1
Due after five years through ten years.............    7,516.5       8,016.0
Due after ten years................................    6,928.9       7,171.4
                                                   ------------ --------------
                                                   ------------ --------------
                                                      25,618.7      26,850.0
Mortgage-backed and other asset-backed securities..    5,497.7       5,902.6
                                                   ------------ --------------
                                                   ------------ --------------
Total..............................................  $31,116.4     $32,752.6
                                                   ============ ==============

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.

Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants which are intended to regulate the activities of issuers and control their leveraging capabilities.

Net Investment Income

Major categories of net investment income are summarized as follows (in millions):

                                           For the year ended December 31,
                                            2002       2001         2000
                                          --------------------------------------
                                          --------------------------------------

   Fixed maturities, available-for-sale...  $2,115.5   $2,120.8     $1,856.6
   Fixed maturities, trading..............       5.2        -            -
   Equity securities, available-for-sale..      27.4       27.6         72.5
   Mortgage loans.........................     787.0      855.7      1,005.0
   Real estate............................      78.6      177.5        171.0
   Policy loans...........................      57.6       57.5         55.1
   Cash and cash equivalents..............      23.3       58.3         69.9
   Other..................................      82.2       44.9         39.3
                                          --------------------------------------
                                          --------------------------------------
                                             3,176.8    3,342.3      3,269.4

   Less investment expenses...............    (107.0)    (130.9)      (152.8)
                                          --------------------------------------
                                          --------------------------------------
   Net investment income..................  $3,069.8   $3,211.4     $3,116.6
                                          ======================================

Net Realized/Unrealized Capital Gains and Losses

The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows (in millions):

                                                For the year ended December 31,
                                                 2002         2001      2000
                                               ----------- ----------- ---------
                                               ----------- ----------- ---------

 Fixed maturities, available-for-sale:
   Gross gains.................................  $ 141.1    $   69.6    $  28.9
   Gross losses................................   (535.7)     (380.4)    (155.0)
 Fixed maturities, trading:
   Gross gains.................................      4.0         0.9        -
   Gross losses................................     (0.1)       (0.1)       -
 Equity securities, available-for-sale:
   Gross gains.................................      2.6         5.7       84.2
   Gross losses................................    (32.5)      (76.1)      (3.9)
 Mortgage loans................................    (10.3)       10.6        8.6
 Real estate...................................      9.3       (19.0)      82.3
 Other, including unrealized derivative
     gains (losses)............................     26.4      (103.9)     106.7
                                               ----------- ----------- ---------
                                               ----------- ----------- ---------
 Net realized/unrealized capital gains (losses)  $(395.2)    $(492.7)   $ 151.8
                                               =========== =========== =========

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $7.9 billion, $5.4 billion and $5.5 billion in 2002, 2001 and 2000, respectively. Of the 2002, 2001 and 2000 proceeds, $4.3 billion, $1.6 billion and $2.6 billion, respectively, relate to sales of mortgage-backed securities. Our mortgage-backed portfolio is actively managed to reduce the risk of prepayment by purchasing securities that are trading close to par. Gross gains of $88.2 million, $22.5 million and $2.0 million and gross losses of $11.6 million, $5.0 million and $40.1 million in 2002, 2001 and 2000, respectively, were realized on sales of mortgage-backed securities.

We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Realized losses related to other than temporary impairments were $357.0 million, $227.4 million and $6.1 million in 2002, 2001 and 2000, respectively.

Net Unrealized Gains and Losses on Available-for-Sale Securities

The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes.

The cumulative amount of net unrealized gains and losses on available-for-sale securities was as follows (in million):

                                                                                As of December 31,
                                                                               2002              2001
                                                                         ---------------- -----------------
                                                                         ---------------- -----------------

   Net unrealized gains on fixed maturities, available-for-sale (1)....      $1,633.4          $827.4
   Net unrealized gains (losses) on equity securities,
     available-for-sale................................................           0.2           (60.9)
   Adjustments for assumed changes in amortization patterns:
     Deferred policy acquisition costs.................................        (226.1)         (104.6)
     Unearned revenue reserves.........................................          13.5             7.2
   Net unrealized losses on derivative instruments.....................        (167.1)          (89.5)
   Net unrealized loss on policyholder dividend obligation.............         (33.6)            -
   Provision for deferred income taxes.................................        (428.1)         (202.0)
                                                                         ---------------- -----------------
                                                                         ---------------- -----------------
   Net unrealized gains on available-for-sale securities...............     $   792.2          $377.4
                                                                         ================ =================

(1)  Excludes   net   unrealized    gains   (losses)   on   fixed    maturities,
     available-for-sale included in fair value hedging relationships.

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2002 and 2001, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows (dollars in millions):
                                              As of December 31,
                                        2002                     2001
                                ------------------------------------------------
                                Carrying     Percent     Carrying    Percent
                                 amount      of total     amount     of total
                                ------------------------------------------------
                                ------------------------------------------------
   Geographic distribution
   New England................. $   387.6      4.1%    $   327.4      3.4%
   Middle Atlantic.............   1,617.0     17.3       1,606.3     16.5
   East North Central..........     913.7      9.8         930.1      9.5
   West North Central..........     311.5      3.3         397.8      4.1
   South Atlantic..............   2,180.8     23.3       2,403.0     24.7
   East South Central..........     345.5      3.7         338.5      3.5
   West South Central..........     641.8      6.9         769.0      7.9
   Mountain....................     711.8      7.6         637.7      6.5
   Pacific.....................   2,339.7     24.9       2,421.3     24.8
   Valuation allowance.........     (83.6)    (0.9)        (90.7)    (0.9)
                                ------------------------------------------------
                                ------------------------------------------------
   Total.......................  $9,365.8    100.0%     $9,740.4    100.0%
                                ================================================
                                ------------------------------------------------

   Property type distribution
   Office......................  $3,166.2     33.8%     $3,252.5     33.4%
   Retail......................   2,836.0     30.3       3,106.5     31.9
   Industrial..................   2,802.6     29.9       2,948.9     30.3
   Apartments..................     475.4      5.1         349.8      3.6
   Hotel.......................      57.4      0.6          61.6      0.6
   Mixed use/other.............     111.8      1.2         111.8      1.1
   Valuation allowance.........     (83.6)    (0.9)        (90.7)    (0.9)
                                ------------------------------------------------
                                ------------------------------------------------
   Total.......................  $9,365.8    100.0%     $9,740.4    100.0%
                                ================================================
5. Investments (continued)

Commercial and Residential Mortgage Loan Loss Allowance

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a provision for loss is established equal to the- difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations. Mortgage loans deemed to be uncollectible are charged against the allowance for losses, and subsequent recoveries are credited to the allowance for losses.

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change. Impaired mortgage loans along with the related allowance for losses were as follows (in millions):

                                                           As of December 31,
                                                       2002            2001
                                             ------------------  ---------------
                                             ------------------

  Impaired loans with allowance for losses..         $123.0              $97.6
  Allowance for losses......................          (26.9)             (17.0)
                                             ------------------  ---------------
                                             ------------------  ---------------
  Net impaired loans........................        $  96.1              $80.6
                                             ==================  ===============

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows (in millions):

                                                For the year ended December 31,
                                                     2002     2001     2000
                                                 ----------- -------- --------
  Average recorded investment in
      impaired loans.............................     $88.4    $74.4    $72.8
  Interest income recognized on impaired loans...       8.6     12.5     12.6

All interest income on impaired commercial mortgage loans was recognized on the cash basis of income recognition, whereas, interest income on impaired residential mortgage loans was recognized on the accrual basis.

A summary of the changes in the commercial and residential mortgage loan allowance for losses is as follows (in millions):

                                         For the year ended December 31,
                                         2002            2001      2000
                                   --------------- -------------- --------
                                   --------------- -------------- --------

   Balance at beginning of year...        $92.3          $110.4    $117.8
   Provision for losses...........         35.1            11.2       5.4
   Releases due to write-downs,
     sales and foreclosures.......        (40.4)          (29.3)    (12.8)
                                   --------------- -------------- --------
                                   --------------- -------------- --------
   Balance at end of year.........        $87.0         $  92.3    $110.4
                                   =============== ============== ========

Residential Mortgage Banking Activities

We were servicing approximately 920,000 and 741,000 residential mortgage loans with aggregate principal balances of approximately $107,745.3 million and $80,530.5 million at December 31, 2002 and 2001, respectively. In connection with these mortgage servicing activities, we held funds in trust for others totaling approximately $646.7 million and $508.9 million at December 31, 2002 and 2001, respectively. As of December 31, 2002 and 2001, $273.9 million and $252.4 million, respectively, of the funds held in trust were held in our banking subsidiary. In connection with our loan administration activities, we advance payments of property taxes and insurance premiums and also advance principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, we make certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as other assets in our consolidated statements of financial position. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

In June 2000, our mortgage banking segment created a special purpose bankruptcy remote entity, Principal Residential Mortgage Capital Resources, LLC ("PRMCR"), to provide an off-balance sheet source of funding for our residential mortgage loan production. We sell eligible residential mortgage loans to PRMCR, where they are warehoused until sold to the final investor. We sold $47.1 billion and $38.0 billion in mortgage loans to PRMCR in 2002 and 2001, respectively. The maximum amount of mortgage loans, which can be warehoused in PRMCR, has increased from $1.0 billion at inception to $4.0 billion as of December 31, 2002. PRMCR held $4.0 billion and $3.0 billion in mortgage loans held-for-sale as of December 31, 2002 and 2001, respectively. The portfolio of loans held-for-sale by PRMCR must meet portfolio criteria, eligibility representations and portfolio aging limitations. Based on these eligibility representations, we are required to repurchase ineligible loans from PRMCR. During 2002, we repurchased $51.9 million of ineligible loans from PRMCR.

PRMCR is capitalized by equity certificates owned by third party investors not affiliated with us or our affiliates, directors or officers and, thus, is not consolidated. The equity holders bear the risk of loss on defaulted mortgages. At December 31, 2002 and 2001, PRMCR had outstanding equity certificates of $193.0 million. PRMCR also issues short-term secured liquidity notes as well as medium term notes to provide funds to purchase mortgage loans from us. At December 31, 2002, PRMCR had outstanding secured liquidity notes of $2.2 billion, three-year fixed term notes of $800.0 million and five-year variable term notes of $800.0 million. At December 31, 2001, PRMCR had outstanding secured liquidity notes of $1.3 billion, three-year fixed term notes of $800.0 million and five-year variable term notes of $800.0 million. All borrowings are collateralized by the assets of PRMCR.

We paid a commitment fee to PRMCR based on the overall warehouse limit. PRMCR used a portion of the fee to fund a cash collateral account maintained at PRMCR. These funds are available as additional collateral to cover credit related losses on defaulted mortgage loans. The balance in the account was $24.0 million at December 31, 2002 and 2001, and is reflected in other assets on our consolidated statements of financial position. We maintain a right to the servicing of the mortgage loans held by PRMCR and retain servicing upon the sale of the majority of the mortgage loans to the final investors. As the servicer, we receive a monthly servicing fee and may earn additional incentive servicing fees upon successful completion of our servicing responsibilities. We received $23.3 million and $12.6 million in servicing and incentive servicing fees from PRMCR in 2002 and 2001, respectively. Any unpaid and earned incentive servicing fees as well as any remaining amounts in the cash collateral account will be returned to us upon the termination of PRMCR. Additionally, as the servicer, we are required to advance to PRMCR those payments due from borrowers, but not received, as of specified cutoff dates. In addition, we perform certain secondary marketing, accounting and various administrative functions on behalf of PRMCR.

In order to hedge interest rate risk and non-credit-related market value risk associated with its inventory of mortgage loans held-for-sale, PRMCR entered into swaps with counterparties not affiliated with us or PRMCR. The swap counterparties are required to maintain certain minimum ratings as approved by the rating agencies. Through separate swap agreements with the swap counterparties that mirror the original swaps with PRMCR, the interest rate risk and non-credit-related market value components are swapped back to us.

Upon the effective date of FIN 46, as described in Note 1, we will be required to consolidate PRMCR unless its current structure is modified. If FIN 46 was effective as of December 31, 2002, the impact would be the consolidation of $4.1 billion in assets and liabilities.

In October 2000, our mortgage banking segment created a wholly owned, unconsolidated qualifying special purpose entity, Principal Residential Mortgage Funding, LLC ("PRMF"), to provide an off-balance-sheet source of funding for up to $250.0 million of qualifying delinquent mortgage loans. The limit was increased to $550.0 million in December 2002. We sell qualifying delinquent FHA and VA mortgage loans to PRMF which then transfers the loans to Principal Residential Mortgage EBO Trust ("Trust"), an unaffiliated Delaware business trust. The Trust funds its acquisitions of the mortgage loans by selling participation certificates, representing an undivided interest in the Trust, to commercial paper conduit purchasers, who are not affiliated with us or any of our affiliates, directors or officers. At December 31, 2002 and 2001, the Trust held $405.1 million and $273.5 million in mortgage loans, respectively, and had outstanding participation certificates of $382.8 million and $256.9 million, respectively.

Mortgage loans typically remain in the Trust until they are processed through the foreclosure claim process, are paid off or reinstated. Mortgage loans that reinstate are no longer eligible to remain in the Trust and are required to be removed at fair market value by us at the monthly settlement date following reinstatement.

We are retained as the servicer of the mortgage loans and also perform accounting and various administrative functions on behalf of PRMF, in our capacity as the managing member of PRMF. As the servicer, we receive a servicing fee pursuant to the pooling and servicing agreement. We may also receive a successful servicing fee only after all other conditions in the monthly cash flow distribution are met. We received $23.4 million and $8.5 million in servicing and successful servicing fees from PRMF in 2002 and 2001, respectively. At December 31, 2002 and 2001, our residual interest in such cash flows was $32.7 million and $21.5 million, respectively, and was recorded in other assets on our consolidated statements of financial position. The value of the residual interest was based on the net present value of expected cash flows from PRMF, reduced by estimates of foreclosure losses associated with the related loans. We are required to advance funds for payment of interest on the participation certificates and other carrying costs, if sufficient cash is not available in the trust collection account to meet this obligation.

Both the Trust and us are parties to a cost of funds hedge agreement. We pay the weighted-average cost of funds on the participation certificates plus fees and expenses and receive the weighted-average coupon of mortgage loans in the Trust less a spread.

Based on PRMF's classification as a qualifying special purpose entity pursuant to the guidance of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a Replacement of FASB Statement No. 125, PRMF will not be required to be consolidated under the provisions of FIN 46.

Real Estate

Depreciation expense on invested real estate was $25.5 million, $20.0 million and $29.5 million in 2002, 2001 and 2000, respectively. Accumulated depreciation was $151.1 million and $142.4 million as of December 31, 2002 and 2001, respectively.

Other Investments

Other investments include minority interests in unconsolidated entities and properties owned jointly with venture partners and operated by the partners. Total assets of the unconsolidated entities amounted to $2,615.1 million and $3,769.1 million at December 31, 2002 and 2001, respectively. Total revenues of the unconsolidated entities were $324.3 million, $2,650.2 million and $2,127.9 million in 2002, 2001 and 2000, respectively. During 2002, 2001 and 2000, we included $13.9 million, $46.1 million and $31.4 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2002, our net investment in unconsolidated entities was $(52.1) million, which primarily included our minority interests in domestic joint ventures and partnerships. At December 31, 2001, our net investment in unconsolidated entities was $114.6 million, which primarily included our ownership interest in Coventry Health Care, Inc. in addition to our minority interests in joint ventures and partnerships. On February 1, 2002, we sold our minority interest in Coventry Health Care, Inc. (See Note 4).

In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase loans aggregating $525.1 million and $432.9 million at December 31, 2002 and 2001, respectively.

With the adoption of SFAS 133 on January 1, 2001, derivatives are reflected on our consolidated statements of financial position and reported as a component of other investments. Certain seed money investments, which were reclassified from equity securities to other invested assets as of September 30, 2002, are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains (losses).

6. Securitization Transactions

Commercial Mortgage Loans

We sell commercial mortgage loans in securitization transactions and retain primary servicing responsibilities and other immaterial interests. We receive annual servicing fees approximating 0.01%, which approximates cost. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk.

In 2002 and 2001, we recognized gains of $17.2 million and $18.3 million, respectively, on the securitization of commercial mortgage loans.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from transactions completed included a cumulative default rate between 6% and 11% during 2002 and 4% and 8% during 2001. The assumed range of the loss severity, as a percentage of defaulted loans, was between 12% and 32% during 2002 and 12% and 25% during 2001. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

At December 31, 2002, the fair values of retained interests related to the securitizations of commercial mortgage loans were $229.6 million. Key economic assumptions and the sensitivity of the current fair values of residual cash flows were tested to one and two standard deviations from the expected rates. The changes in the fair values at December 31, 2002, as a result of these assumptions were not significant.

Residential Mortgage Loans

We sell residential mortgage loans and retain servicing responsibilities pursuant to the terms of the applicable servicing agreements. These sales are generally transacted on a non-recourse basis. We receive annual servicing fees approximating 0.4% of the outstanding principal balances on the underlying loans. The value of the servicing rights is subject to prepayment and interest rate risks on the transferred mortgage loans.

In 2002, 2001 and 2000, we recognized gains of $373.9 million, $237.2 million and $9.4 million, respectively, on the sales of residential mortgage loans.

The key economic assumptions used in determining the fair value of mortgage servicing rights at the date of loan sale for sales completed in 2002, 2001 and 2000 were as follows:

                                              2002     2001      2000
                                       ---------------------------------------
                                       ---------------------------------------

   Weighted-average life (years)......        6.42     7.84      6.87
   Weighted-average prepayment speed..       11.91%    9.48%    11.81%
   Yield to maturity discount rate....        6.75%    7.45%    10.74%

Prepayment speed is the constant prepayment rate that results in the weighted-average life disclosed above.

At December 31, 2002, key economic assumptions and the sensitivity of the current fair value of the mortgage servicing rights to immediate 10% and 20% adverse changes in those assumptions were as follows (dollars in millions):

   Fair value of mortgage servicing rights..................      $1,527.6
   Expected weighted-average life (in years)................           4.2
   Prepayment speed *.......................................          19.80%
   Decrease in fair value of 10% adverse change.............         $96.4
   Decrease in fair value of 20% adverse change.............        $182.0
   Yield to maturity discount rate *........................           5.53%
   Decrease in fair value of 10% adverse change.............         $63.9
   Decrease in fair value of 20% adverse change.............        $127.7

* Represents the weighted-average prepayment speed and discount rate for the life of the mortgage servicing rights asset using our Option Adjusted Spread/Monte Carlo simulation of 160 interest rate paths.

These sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in fair value may not be linear. Also, in the above table, the effect of a variation in a particular assumption on the fair value of the servicing rights is calculated independently without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. For example, changes in prepayment speed estimates could result in changes in the discount rate.

Securitization Transactions Cash Flows

The table below summarizes cash flows for securitization transactions (in millions):

                                            For the year ended December 31,
                                             2002          2001         2000
                                                     --------------
                                        -------------              ------------
   Proceeds from new securitizations...   $48,749.4     $39,200.6     $9,927.6
   Servicing fees received.............       443.1         307.8        237.5
   Other cash flows received on
     retained interests................        74.9          51.6         29.4

7. Derivatives Held or Issued for Purposes Other Than Trading

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities.

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.

Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $424.4 million at December 31, 2002, and $307.4 million at December 31, 2001. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $285.8 million at December 31, 2002, and $307.4 million at December 31, 2001.

The notional amounts and credit exposure of our derivative financial instruments by type were as follows (in millions):
                                                           As of December 31,
                                                         2002             2001
                                                   --------------  -------------
   Notional amounts of derivative instruments
     with regard to U.S. operations
   Foreign currency swaps........................  $  3,217.0       $  3,426.9
   Interest rate floors..........................     1,650.0          3,400.0
   Interest rate swaps...........................     5,930.1          2,857.5
   Mortgage-backed forwards and options..........    17,494.9          9,250.7
   Swaptions.....................................     9,772.5          3,570.0
   Bond forwards.................................       363.7            357.4
   Interest rate lock commitments................     8,198.0          2,565.9
   Call options..................................        30.0             30.0
   U.S. Treasury futures.........................       271.1            186.6
   Treasury rate guarantees......................        63.0             88.0
   Warehouse SRP.................................     3,912.7              -
   Credit default swap long......................       705.3              -
   U.S. LIBOR....................................     2,225.0              -
   Other.........................................         -               25.0
                                                   --------------  -------------
   Total notional amounts at end of year.........   $53,833.3        $25,758.0
                                                  ================  ============
                                                  ================  ============
   Credit exposure of derivative instruments
     with regard to U.S. operations
   Foreign currency swaps........................  $     195.0        $    41.4
   Interest rate floors..........................          1.7             13.2
   Interest rate swaps...........................         48.4             28.1
   Mortgage-backed forwards and options..........          -               41.7
   Swaptions.....................................         31.4              8.7
   Call options..................................          0.4              8.9
   Credit default swap long......................          8.9              -
   Other.........................................          -                0.1
                                                  ---------------- -------------
                                                  ---------------- -------------
   Total credit exposure at end of year..........  $     285.8       $    142.1
                                                  ================ =============

The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of derivative instruments related to residential mortgage loan servicing rights is included in the basis of the derivatives. These derivatives are marked to market with the changes in market value reported in operating expenses on the consolidated statements of operations.

The fair value of our derivative instruments classified as assets at December 31 2002 and 2001, was $1,129.9 million and $298.8 million, respectively. Of this amount, the fair value of derivatives related to investment hedges at December 31, 2002 and 2001, was $348.8 million and $116.5 million, respectively, and was reported with other invested assets on the consolidated statements of financial position. The fair value of derivatives related to residential mortgage loan servicing rights and residential mortgage loans at December 31, 2002 and 2001, was $781.1 million and $182.3 million, respectively, and was reported with other assets on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001, was $454.4 million and $449.7 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.

We also enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

In 2002 and 2001, we recognized a pretax net gain of $50.5 million and $95.5 million, respectively, relating to our fair value hedges. These net gains consisted of the following components:
                                                                 For the year
                                                              ended December 31,
                                                                2002    2001
                                                              ------------------
==============================================================
==============================================================
Net gain (loss) related to the ineffective portion of our fair $ (6.6)  $151.7 value hedges of residential mortgage loan servicing rights..
==============================================================
Net gain (loss) related to the change in the value of the
  servicing hedges that were excluded from the assessment of
  hedge effectiveness.........................................   77.1     (43.6)
Net loss related to the ineffective portion of our              (20.0)    (12.6)
  investment hedge............................................
==============================================================------------------
                                                              ------------------
Net gain relating to fair value hedges........................ $ 50.5   $  95.5
================================================================================

The net gain (loss) on servicing hedges was reported with operating expenses and the net loss on our investment hedges was reported with net realized/unrealized capital gains (losses) on our consolidated statements of operations.

Cash Flow Hedges

We also utilize floating-to-fixed rate interest rate swaps to match cash flows.

We entered into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

In 2002 and 2001, we recognized a $74.5 million and $5.8 million, respectively, after-tax decrease in value related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We have reclassified $17.8 million net losses from accumulated comprehensive income into earnings during 2002 (none was transferred during 2001), and we expect to reclassify $54.3 million net losses in the next 12 months.

In most cases, zero hedge ineffectiveness for cash flow hedges is assumed because the derivative instrument was constructed such that all terms of the derivative match the hedged risk in the hedged item. As a result, we have recognized an immaterial amount in earnings due to cash flow hedge ineffectiveness.

Derivatives Not Designated as Hedging Instruments

We attempt to match the timing of when interest rates are committed on insurance products, residential mortgage loans and other new investments. However, timing differences may occur and can expose us to fluctuating interest rates. To offset this risk, we use mortgage-backed forwards, over-the-counter options on mortgage-backed securities, U.S. Treasury futures contracts, options on Treasury futures, Treasury rate guarantees and interest rate floors to economically hedge anticipated transactions and to manage interest rate risk. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. Forward contracts are marked to market no less than quarterly. Our interest rate lock commitments on residential mortgage loans are also accounted for as derivatives.

Occasionally, we will sell a callable investment-type contract and may use interest rate swaptions or similar instruments to transform the callable liability into a fixed term liability. In addition, we may sell an investment-type contract with attributes tied to market indices, in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We have also entered into credit default swaps to exchange the credit default swap risk of one bond for that of another.

Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS 133. As such, periodic changes in the market value of these instruments flow directly into net income. In 2002 and 2001, gains of $19.1 million and $68.3 million, respectively, were recognized in income from market value changes of derivatives not receiving hedge accounting treatment.

In 2002, we entered into an interest rate swap as part of a structuring process of an investment grade collateralized debt obligation ("CDO") issuance. Due to market conditions, the CDO was never issued. The pretax loss realized on the termination of the interest rate swap was $17.3 million.

8. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of Principal Mutual Holding Company's demutualization.

A policyholder dividend obligation is required to be established for earnings in the Closed Block that are not available to shareholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income). If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a policyholder dividend obligation. This policyholder dividend obligation represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2002, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected resulting in the recognition of a policyholder dividend obligation of $33.6 million as of December 31, 2002.

Closed Block liabilities and assets designated to the Closed Block were as follows:

                                                         As of December 31,
                                                      2002           2001
                                                    --------      -----------
                                                             (in millions)
   Closed Block liabilities
   Future policy benefits and claims.............    $5,320.0       $5,248.7
   Other policyholder funds......................        33.0           20.3
   Policyholder dividends payable................       374.3          376.6
   Policyholder dividend obligation..............        33.6            -
   Other liabilities.............................        20.1           11.8
                                                    ------------ -------------
                                                    ------------ -------------
     Total Closed Block liabilities..............     5,781.0        5,657.4

   Assets designated to the Closed Block
   Fixed maturities, available-for-sale..........     2,707.0        2,466.3
   Equity securities, available-for-sale.........        23.4           23.4
   Mortgage loans................................       862.9          880.0
   Real estate...................................         0.5            -
   Policy loans..................................       776.1          792.5
   Other investments.............................        19.8            6.9
                                                    ------------ -------------
                                                    ------------ -------------
     Total investments...........................     4,389.7        4,169.1

   Cash and cash equivalents (deficit)...........        (5.4)          (8.0)
   Accrued investment income.....................        77.5           77.2
   Deferred tax asset............................        68.5           80.8
   Premiums due and other receivables............        29.5           33.3
                                                    ------------ -------------
                                                    ------------ -------------
     Total assets designated to the Closed Block.     4,559.8        4,352.4
                                                    ------------ -------------
                                                    ------------ -------------

   Excess of Closed Block liabilities over assets
     designated to the Closed Block..............     1,221.2        1,305.0

   Amounts included in other
     comprehensive income........................        77.8           43.6
                                                    ------------ -------------
                                                    ------------ -------------

   Maximum future earnings to be recognized from
     Closed Block assets and liabilities.........    $1,299.0       $1,348.6
                                                    ============ =============

Closed Block revenues and expenses were as follows:

                                             For the year ended December 31,
                                         2002              2001        2000
                                        -----------  ------------  -------------
                                                         (in millions)
Revenues
Premiums and other considerations.......  $710.0      $   742.1      $   752.4
Net investment income...................   309.9          311.8          289.9
Net realized/unrealized capital losses..   (40.8)         (19.7)          (4.9)
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
  Total revenues........................   979.1        1,034.2        1,037.4

Expenses
Benefits, claims and settlement
  expenses..............................   583.3          614.4          601.2
Dividends to policyholders..............   305.2          305.8          307.7
Operating expenses......................    12.3           12.7           13.6
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
  Total expenses........................   900.8          932.9          922.5
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------

Closed Block revenue, net of Closed
  Block expenses, before income taxes...    78.3          101.3          114.9
Income taxes............................    25.2           33.5           38.4
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
Closed Block revenue, net of Closed         53.1           67.8           76.5
  Block expenses and income taxes.......
Funding adjustment charges..............    (3.5)          (7.6)         (12.0)
                                        -----------  ------------  -------------
                                        -----------  ------------  -------------
Closed Block revenue, net of Closed      $  49.6     $     60.2     $     64.5
  Block expenses, income tax and funding
  adjustment charges....................
                                           ===========  ============  ==========

The change in maximum future earnings of the Closed Block was as follows:

                                                    As of December 31,
                                              2002                      2001
                                     -----------------------  ------------------
                                                       (in millions)

Beginning of year.................          $1,348.6                   $1,408.8
End of year.......................           1,299.0                    1,348.6
                                     -----------------------  ------------------
                                     -----------------------  ------------------
Change in maximum future earnings.        $    (49.6)                 $   (60.2)
                                     =======================  ==================

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

9. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2002, 2001 and 2000 were as follows (in millions):
                                                   As of December 31,
                                              2002       2001         2000
                                            ---------- ----------- ------------
                                            ---------- ----------- ------------
   Balance at beginning of year...........   $1,322.3   $1,333.3     $1,430.9
   Cost deferred during the year..........      314.8      249.0        263.9
   Amortized to expense during the year...     (141.1)    (198.5)      (239.2)
   Effect of unrealized gains.............     (121.6)     (61.5)      (122.3)
                                            ---------- ----------- ------------
                                            ---------- ----------- ------------
   Balance at end of year.................   $1,374.4   $1,322.3     $1,333.3
                                            ========== =========== ============

10. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows (in millions):

                                                          As of December 31,
                                                           2002       2001
                                                        ------------------------
                                                        ------------------------
Liabilities for investment-type contracts:
  Guaranteed investment contracts.......................  $13,894.4   $14,123.5
  U.S. funding agreements...............................      107.8       307.1
  International funding agreements backing medium-term
    notes...............................................    3,583.5     3,298.4
  International funding agreements......................    2,555.0       723.9
  Other investment-type contracts.......................    1,775.3     2,272.1
                                                        ------------------------
Total liabilities for investment-type contracts.........   21,916.0    20,725.0

Liabilities for individual annuities....................    2,900.4     2,557.6
Universal life and other reserves.......................    1,480.9     1,382.0
                                                        ------------------------
Total contractholder funds..............................  $26,297.3   $24,664.6
                                                        ========================

Our guaranteed investment contracts and funding agreements contain provisions limiting early surrenders, including penalties for early surrenders and minimum notice requirements. Put provisions give customers the option to terminate a contract prior to maturity, provided they give a minimum notice period.

Funding agreements are issued to nonqualified institutional investors both in domestic and international markets. We have a $4.0 billion international program, under which a consolidated offshore special purpose entity was created to issue nonrecourse medium-term notes. Under the program, the proceeds of each note series issuance are used to purchase a funding agreement from us, which is used to secure that particular series of notes. The payment terms of any particular series of notes match the payment terms of the funding agreement that secures that series. Claims for principal and interest under those international funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws and, accordingly, are reported as contractholder funds liabilities in our consolidated statements of financial position. In general, the medium-term note funding agreements do not give the contractholder the right to terminate prior to contractually stated maturity dates, absent the existence of certain circumstances which are largely within our control. As of December 31, 2002, the contractual maturities were 2003 - $573.3 million; 2004 - $562.8 million; 2005 - $795.1 million; 2006 - $107.7 million; 2007 - $25.3 million and thereafter - $1,519.3 million.

In February 2001, we agreed to issue up to $3.0 billion of funding agreements under another program to support the prospective issuance by an unaffiliated entity of medium-term notes in both domestic and international markets. Subsequently in April 2002, we agreed to an additional issuance of up to $1.0 billion to the same program bringing the total program authorized amount to $4.0 billion. The unaffiliated entity is an unconsolidated qualifying special purpose entity. The funding agreements issued to the unaffiliated entity are reported as contractholder funds liabilities in our consolidated statements of financial position. As of December 31, 2002, $2,555.0 million have been issued under this program.

Future Policy Benefits and Claims

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                                For the year ended December 31,
                                          2002         2001            2000
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------

   Balance at beginning of year...      $   714.8    $   705.0       $   721.7

   Incurred:
     Current year.................        1,588.3      1,597.1         1,788.1
     Prior years..................            0.6        (17.5)          (17.8)
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total incurred.................        1,588.9      1,579.6         1,770.3

   Payments:
     Current year.................        1,333.2      1,283.2         1,447.3
     Prior years..................          271.2        286.6           339.7
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total payments.................        1,604.4      1,569.8         1,787.0

   Balance at end of year:
     Current year.................          255.1        313.9           340.8
     Prior years..................          444.2        400.9           364.2
                                    --------------- --------------- ------------
                                    --------------- --------------- ------------
   Total balance at end of year...      $   699.3    $   714.8       $   705.0
                                    =============== =============== ============

The activity summary in the liability for unpaid accident and health claims shows an increase (decrease) of $0.6 million, $(17.5) million and $(17.8) million for the year ended December 31, 2002, 2001 and 2000, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2002, 2001 and 2000, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

11. Debt

Short-Term Debt

Short-term debt consists primarily of a payable to PFSI of $875.3 million and $1,087.8 million as of December 31, 2002 and 2001, respectively. Interest paid on intercompany debt was $19.9 million and $39.7 million during 2002 and 2001, respectively. Short-term debt also consists of outstanding balances on revolving credit facilities with various financial institutions. At December 31, 2002, we, including certain subsidiaries, had credit facilities with various financial institutions in an aggregate amount of $800.0 million. These credit facilities include $700.0 million to finance a commercial mortgage-backed securities ("CMBS") pipeline, of which $284.2 million was outstanding at December 31, 2002, and $100.0 million in credit facilities to purchase certain CMBS securities for investment purposes, of which $84.4 million was outstanding at December 31, 2002.

The weighted-average interest rates on short-term borrowings as of December 31, 2002 and 2001, were 1.8% and 2.3%, respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2002 and 2001, were as follows (in millions):

                                                     As of December 31,
                                                   2002        2001
                                               ------------ ---------------
                                               ------------ ---------------

   7.875% surplus notes payable, due 2024....       199.0        199.0
   8% surplus notes payable, due 2044........        99.1         99.1
   Nonrecourse mortgages and notes payable...       158.0        150.3
   Other mortgages and notes payable.........       122.6        169.2
                                               ------------ ---------------
                                               ------------ ---------------
   Total long-term debt......................      $578.7       $617.6
                                               ============ ===============

The amounts included above are net of the discount and direct costs associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

On March 10, 1994, we issued $300.0 million of surplus notes, including $200.0 million due March 1, 2024, at a 7.875% annual interest rate and the remaining $100.0 million due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the "Commissioner") and only to the extent that we have sufficient surplus earnings to make such payments. For each of the years ended December 31, 2002, 2001 and 2000, interest of $23.8 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024, may be redeemed at our election on or after March 1, 2004, in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. We, including certain subsidiaries, had $378.0 million in credit facilities with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2002, range from $0.2 million to $100.9 million per development with interest rates generally ranging from 6.0% to 8.6%. Outstanding principal balances as of December 31, 2001, range from $0.1 million to $101.9 million per development with interest rates generally ranging from 7.2% to 8.6%.

At December 31, 2002, future annual maturities of the long-term debt were as follows (in millions):

   2003...............................................           $116.9
   2004...............................................              7.5
   2005...............................................             29.7
   2006...............................................             20.9
   2007...............................................             96.8
   Thereafter.........................................            306.9
                                                         -------------------
                                                         -------------------
   Total future maturities of the long-term debt......           $578.7
                                                         ===================

Cash paid for interest for 2002, 2001 and 2000 was $42.1 million, $43.9 million and $42.0 million, respectively. These amounts include interest paid on taxes during these years.

12. Income Taxes

Our income tax expense was as follows (in millions):
                                                 For the year ended December 31,
                                                     2002       2001      2000
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Current income taxes (benefit):
  Federal........................................  $ (52.8)   $  30.0    $195.2
  State and foreign..............................     49.4       30.0      12.2
  Net realized/unrealized capital gains (losses).    (78.1)    (210.1)     29.6
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Total current income taxes (benefit).............    (81.5)    (150.1)    237.0
Deferred income taxes............................    101.7      242.5      11.8
                                                  ---------- ---------- --------
                                                  ---------- ---------- --------
Total income taxes...............................  $  20.2    $  92.4    $248.8
                                                  ========== ========== ========

Our provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pretax income and our effective tax rate on pretax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:
                                               For the year ended December 31,
                                                   2002      2001      2000
                                             ------------ ---------- ---------
                                             ------------ ---------- ---------
   Statutory corporate tax rate............          35%       35%       35%
   Dividends received deduction............         (12)      (13)       (5)
   Interest exclusion from taxable income..          (2)       (3)       (1)
   Federal tax settlement for prior years..         (20)        -         -
   Other...................................           3         1        (1)
                                             ------------ ---------- ---------
   Effective tax rate......................           4%       20%       28%
                                             ============ ========== =========

Significant components of our net deferred income taxes were as follows (in millions):
                                                            As of December 31,
                                                              2002     2001
                                                          ----------- ---------
                                                          ----------- ---------
 Deferred income tax assets (liabilities):
   Insurance liabilities................................. $    263.1   $ 229.3
   Deferred policy acquisition costs.....................     (432.0)   (373.1)
   Net unrealized gains on available-for-sale securities.     (422.7)   (202.0)
   Mortgage loan servicing rights........................     (429.6)   (355.2)
   Other.................................................      (83.5)    (81.7)
                                                          ----------- ---------
                                                          ----------- ---------
 Total net deferred income tax liabilities...............  $(1,104.7)      $
                                                          =========== =========

The Internal Revenue Service (the "Service") has completed examination of the U.S. consolidated federal income tax returns for 1998 and prior years. The Service has also begun to examine returns for 1999 and 2000. We believe that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested. A tax liability will be recognized when we expect distribution of earnings in the form of dividends, sale of the investment or otherwise.

Net cash received for income taxes in 2002 was $306.8 million primarily due to refunds for 2001 capital losses and the favorable settlement of an Internal Revenue Service audit issue. Cash paid for income taxes in 2001 and 2000 was $69.3 million and $131.9 million, respectively.

13. Employee and Agent Benefits

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account will be credited with an amount based on the employee's salary, age and service. These credits will accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for all plans is to deposit the U.S. GAAP-related net periodic pension cost using long-term assumptions, unless the U.S. GAAP funded status is positive, in which case no deposit is made.

For 2002, the plan assets include $79.4 million in PFG stock held under a separate account under an annuity contract. These assets were received in the qualified defined benefit plan as a result of Principal Mutual Holding Company's demutualization. For 2001, the value of the demutualization funds was $56.7 million, which was amortized over the remaining service period of plan participants.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Retiree health benefits are provided for employees hired prior to January 1, 2002, while retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Covered employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with us. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us. Our funding policy for all plans is to deposit the U.S. GAAP-related net periodic postretirement benefit cost using long-term assumptions unless the U.S. GAAP funded status is positive, in which case no deposit is made.

For 2001, as a result of Principal Mutual Holding Company's demutualization, the postretirement benefit plans received $11.3 million in compensation, which was used to pay benefit claims and participant contributions, with the remainder to be amortized over the remaining service period of plan participants.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows (dollars in millions):

                                                  Pension benefits        Other postretirement benefits
                                           --------------------------------------------------------------
                                           --------------------------------------------------------------
                                                 As of December 31,             As of December 31,
                                                2002            2001           2002            2001
                                           --------------- ----------------------------------------------
 Change in benefit obligation
 Benefit obligation at beginning of year..   $  (856.0)       $ (797.3)      $ (231.1)       $ (221.8)
 Service cost.............................       (36.5)          (31.2)          (9.4)           (8.3)
 Interest cost............................       (63.0)          (59.3)         (17.8)          (15.6)
 Actuarial loss...........................      (124.4)          (42.0)         (36.6)          (25.7)
 Participant contributions................         -               -             (1.5)           (1.3)
 Benefits paid............................        33.5            31.7            9.0            10.9
 Other....................................         -              42.1            7.2            30.7
                                           --------------- ----------------------------------------------
 Benefit obligation at end of year........   $(1,046.4)       $ (856.0)      $ (280.2)       $ (231.1)
                                           =============== ==============================================
 Change in plan assets
 Fair value of plan assets at beginning
   of year................................   $   952.5        $1,115.4       $  362.3        $  359.8
 Actual return (loss) on plan assets......       (32.2)          (15.7)          (2.2)            5.6
 Employer contribution....................         6.5             9.0            1.3             1.4
 Participant contributions................         -               -              1.5             1.3
 Benefits paid............................       (33.5)          (31.7)          (8.9)           (5.7)
 Other....................................         -            (124.5)           -               -
                                           --------------- ----------------------------------------------
 Fair value of plan assets at end of year.   $   893.3        $  952.5       $  354.0        $  362.4
                                           =============== ==============================================
 Funded (underfunded) status..............   $  (153.1)       $   96.5       $   73.8        $  131.3
 Unrecognized net actuarial (gain) loss...       183.7           (65.3)          70.7            (0.6)
 Unrecognized prior service cost (benefit)         5.9             7.6          (32.6)          (28.2)
 Unamortized transition asset.............        (0.5)           (2.7)           -               -
                                           --------------- ----------------------------------------------
                                           --------------- ----------------------------------------------
 Other assets - prepaid benefit cost......   $    36.0        $   36.1       $  111.9        $  102.5
                                           =============== ==============================================
                                           =============== ==============================================
 Weighted-average assumptions as of
   December 31
 Discount rate............................     6.50%           7.50%             6.50%          7.50%

                                         Pension benefits                 Other postretirement benefits
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                                  For the year ended December 31,        For the year ended December 31,
                                2002          2001          2000          2002       2001         2000
                             ----------------------------------------- ------------------------------------
   Components of net
     periodic benefit cost
   Service cost.............   $ 36.5        $ 31.2         $ 35.0       $  9.4     $  8.3        $ 10.4
   Interest cost............     63.0          59.3           57.5         17.8       15.6          19.0
   Expected return on plan
     assets.................    (84.6)        (99.2)         (81.3)       (32.8)     (32.3)        (25.1)
   Amortization of prior
     service cost
     (benefit)..............      1.7           1.7            1.7         (2.7)      (2.6)          -
   Amortization of
     transition (asset)
     obligation.............     (2.2)        (11.5)         (11.5)         -          0.3           2.3
   Recognized net actuarial
     (gain) loss............     (7.9)        (14.1)         (12.5)         0.2       (1.3)         (1.1)
                             ----------------------------------------- ------------------------------------
                             ----------------------------------------- ------------------------------------
   Net periodic benefit        $  6.5        $(32.6)        $(11.1)      $ (8.1)    $(12.0)       $  5.5
     cost (income)..........
                             ========================================= ====================================

For 2002, the higher benefits and compensation limits of the Economic Growth and Tax Relief Reconciliation Act of 2001 were recognized in the defined benefit plans. In 2001, we reclassified assets supporting nonqualified pension plan liabilities through a reduction in contractholder funds and an increase in invested assets. The pension plans' gains and losses are amortized using a straight-line amortization method over the average remaining service period of employees. For the qualified pension plan, there is no corridor recognized in determining the amount to amortize; for the nonqualified pension plans, the corridor allowed under SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), is used.

The projected benefit obligation for the pension plans with projected benefit obligations in excess of plan assets was $180.6 million and $147.8 million as of December 31, 2002 and 2001, respectively. The accumulated benefit obligation for the pension plans with accumulated benefit obligations in excess of plan assets was $125.1 million and $115.9 million as of December 31, 2002 and 2001, respectively. These obligations relate to the nonqualified pension plan liabilities. The nonqualified plans have assets that are housed in trusts that fail to meet the requirements to be included in plan assets under SFAS 87. The prepaid benefit costs and accrued benefit costs are $175.1 million and $(139.1) million, respectively, as of December 31, 2002, and $165.0 million and $(128.9) million, respectively, as of December 31, 2001.

Effective for 2003, we amended the method for determining postretirement retiree health plan contributions. As a result of this change, the accumulated postretirement obligation decreased by $7.2 million. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change.

The accumulated postretirement benefit obligation and fair value of plan assets for the postretirement plans with accumulated postretirement benefit obligations in excess of plan assets were $90.2 million and $80.0 million, respectively, as of December 31, 2002, and $2.3 million and $1.1 million, respectively, as of December 31, 2001. The prepaid benefit costs and accrued benefit costs are $112.5 million and $(0.7) million, respectively, as of December 31, 2002, and $103.2 million and $(0.7) million, respectively, as of December 31, 2001.

For 2002 and 2001, the expected long-term rates of return on plan assets for pension benefits were 8.5% and 9.0%, respectively, on a pretax basis. The assumed rate of increase in future compensation levels was 5.0% for both 2002 and 2001.

For 2002 and 2001, the expected long-term rates of return on plan assets for other postretirement benefits varied by benefit type, employee group and tax status of the trust. For 2002, the rates ranged from 7.25% to 8.25%. For 2001, the rates ranged from 7.8% to 9.3% on a pretax basis.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 15% in 2002 and declines to an ultimate rate of 5% in 2009. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

                                          1-percentage-point  1-percentage-point
                                               increase            decrease
                                          ------------------- ------------------

   Effect on total of service
     and interest cost components.......         $  8.4             $  (6.6)
   Effect on accumulated postretirement
     benefit obligation.......                     61.8               (49.4)

In addition, we have defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation. We match the participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. The defined contribution plan allows employees to choose among various investment options, including PFG common stock. Effective September 1, 2002, the employer stock fund was converted to an employee stock ownership plan. We contributed $18.9 million in 2002, $17.9 million in 2001 and $16.0 million in 2000 to these defined contribution plans.

As a result of Principal Mutual Holding Company's demutualization, the defined contribution plans received $19.7 million in compensation, which was allocated to participant accounts.

14. Commitments and Contingencies

Litigation

We are a plaintiff or defendant in actions arising out of our operations. We are, from time to time, also involved in various governmental and administrative proceedings. While the outcome of any pending or future litigation cannot be predicted, management does not believe that any pending litigation will have a material adverse effect on our business, financial condition or results of operations. However, no assurances can be given that such litigation would not materially and adversely affect our business, financial condition or results of operations.

We are regularly involved in litigation, both as a defendant and as a plaintiff but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of medical insurance, life insurance, annuities and residential mortgages. In addition, regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers.

Other companies in the life insurance industry have historically been subject to substantial litigation resulting from claims disputes and other matters. Most recently, such companies have faced extensive claims, including class-action lawsuits, alleging improper life insurance sales practices. Negotiated settlements of such class-action lawsuits have had a material adverse effect on the business, financial condition and results of operations of certain of these companies.

We were a defendant in two class-action lawsuits which alleged improper sales practices. We have settled these two class-action lawsuits and have accrued a loss reserve for our best estimate based on information available. We believe this reserve is sufficient to cover our obligation under the settlements. A number of persons and entities who were eligible to be class members have excluded themselves from the class (or "opted out"), as the law permits them to do. We have been notified that some of those who opted out from the class filed lawsuits and made claims similar to those addressed by the settlement. Most of those lawsuits and claims have been resolved. We accrued a loss reserve for our best estimate of our potential exposure to the suits and claims. As uncertainties continue to exist in resolving this matter, it is reasonably possible that all the actual costs of the suits and claims could exceed our estimate. The range of any such costs cannot be presently estimated; however, we believe the additional costs will not have a material impact on our business, financial condition or results of operations.

A lawsuit was filed on September 27, 2001, in the United States District Court for the Northern District of Illinois, seeking damages and other relief on behalf of a putative class of policyholders based on allegations that the plan of conversion of Principal Mutual Holding Company from a mutual insurance holding company into a stock company violates the United States Constitution. The action is captioned Esther L. Gayman v. Principal Mutual Holding Company, et al. On April 16, 2002, the Court granted our Motion to Dismiss and ordered the lawsuit be dismissed in its entirety. On April 17, 2002, a Judgment was entered to that effect. The Plaintiffs filed an appeal on May 15, 2002, with the 7th Circuit Court of Appeals. On November 22, 2002, the 7th Circuit Court of Appeals affirmed the District Court's decision.

While we cannot predict the outcome of any pending or future litigation, examination or investigation, we do not believe any pending matter will have a material adverse effect on our business, financial condition or results of operations.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire from 2003 through 2015. The estimated maximum exposure under these agreements is approximately $165.0 million; however, we believe the likelihood is remote that material payments will be required and therefore have not accrued for a liability on our consolidated statement of financial position. Should we be required to perform under these guarantees, we could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse available to us, minimizing the impact to our results of operations.

We are also subject to various indemnification obligations issued in conjunction with certain transactions, primarily divestitures and the sale of residential mortgage loans and servicing rights by our mortgage banking segment, whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business, financial position or results of operations.

Securities Held for Collateral

We held $774.7 million in mortgage-backed securities in trust at December 31, 2002, to satisfy collateral requirements associated with our mortgage banking segment and derivatives credit support agreements.

15. Stockholder's Equity

Treasury Stock

As a result of the demutualization, our ultimate parent, PFG, issued 363.7 thousand shares of its common stock with a value of $6.7 million to rabbi trusts held by us for certain benefit plans. These shares were reported as treasury stock and additional paid-in capital in the consolidated statements of stockholder's equity at December 31, 2001. In February 2002, these shares were sold, which generated proceeds of $8.0 million, with a cost of $6.7 million.

Other Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in stockholder's equity during a period except those resulting from investments by our stockholder and distributions to our stockholder.

The components of accumulated other comprehensive income (loss) were as follows (in millions):

                                        Net unrealized  Net unrealized
                                        gains (losses)     losses on       Foreign         Accumulated
                                              on          derivative       currency           other
                                       available-for-sale instruments    translation      comprehensive
                                         securities                      adjustment      income (loss)
                                       ------------------------------------------------ ------------------
                                       ------------------------------------------------ ------------------

   Balances at January 1, 2000.......     $   (98.6)        $  (3.5)       $  (60.0)        $  (162.1)
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         722.0             -               -               722.0
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............        (268.6)            -               -              (268.6)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................        (122.7)            -               -              (122.7)
       Unearned revenue reserves.....          15.2             -               -                15.2
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (1.3)            -                (1.3)
   Provision for deferred income tax
     benefit (expense)...............        (121.9)            0.5             -              (121.4)
   Change in net foreign currency
     translation adjustment..........           -               -              27.0              27.0
                                       ------------------------------------------------ ------------------
                                       ------------------------------------------------ ------------------
   Balances at December 31, 2000.....         125.4            (4.3)          (33.0)             88.1

                                        Net unrealized        Net
                                        gains (losses)     unrealized      Foreign
                                              on           losses on       currency     Accumulated other
                                       available-for-sale  derivative    translation      comprehensive
                                          securities      instruments     adjustment      income (loss)
                                       ----------------- ------------------------------ -------------------
                                       ----------------- ------------------------------ -------------------

   Balances at January 1, 2001.......      $  125.4         $   (4.3)      $  (33.0)         $   88.1
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         510.7              -              -               510.7
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............          (2.5)             -              -                (2.5)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................         (61.3)             -              -               (61.3)
       Unearned revenue reserves.....           4.3              -              -                 4.3
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (46.0)           -               (46.0)
   Dividends to parent...............          (1.3)             -             11.1               9.8
   Provision for deferred income tax
     benefit (expense)...............        (160.5)            16.1            -              (144.4)
   Change in net foreign currency
     translation adjustment..........           -                -             23.9              23.9
   Cumulative effect of accounting
     change, net of related income
     taxes...........................          20.9            (24.0)         (11.1)            (14.2)
                                       ----------------- ------------------------------ -------------------
                                       ----------------- ------------------------------ -------------------
   Balances at December 31, 2001.....         435.7            (58.2)          (9.1)            368.4
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............         806.3              -              -               806.3
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale..............          60.9              -              -                60.9
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................        (121.6)             -              -              (121.6)
       Unearned revenue reserves.....           6.4              -              -                 6.4
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................           -              (77.6)           -               (77.6)
   Net change in unrealized gains
     (losses) on policyholder
     dividend obligation.............         (33.6)             -              -               (33.6)
   Provision for deferred income tax
     benefit (expense)...............        (253.3)            27.2            -              (226.1)
   Change in net foreign currency
     translation adjustment..........           -                -              2.0               2.0
                                       ----------------- ------------------------------ -------------------
   Balances at December 31, 2002.....      $  900.8         $ (108.6)      $   (7.1)         $  785.1
                                       ================= ============================== ===================

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years (in millions):

                                                                  As of December 31,
                                                          2002           2001            2000
                                                     --------------- -------------- ---------------
                                                     --------------- -------------- ---------------
   Unrealized gains on available-for-sale                 $674.2          $491.2
     securities arising during the year.............                                     $252.6
   Adjustment for realized losses on
     available-for-sale securities included in net
     income..........................................     (259.5)         (234.8)         (29.4)
                                                     --------------- -------------- ---------------
                                                     --------------- -------------- ---------------
   Unrealized gains on available-for-sale securities,
     as adjusted.....................................     $414.7          $256.4         $223.2
                                                     =============== ============== ===============

The above table is presented net of income tax, related changes in the amortization patterns of deferred policy acquisition costs and unearned revenue reserves.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2002 statutory results, we could pay approximately $746.6 million in stockholder dividends in 2003 without exceeding the statutory limitation.

16. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments excluding equity investments in subsidiaries, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

Mortgage loan servicing rights represent the present value of estimated future net revenues from contractually specified servicing fees. The fair value was estimated with a valuation model using an internal prepayment model and discounted at a spread to London Interbank Offered Rates.

The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk . The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of our financial instruments were as follows (in millions):

                                                               As of December 31,
                                                     2002                               2001
                                       ---------------------------------- ---------------------------------
                                       ---------------- ----------------- ---------------- ----------------
                                       Carrying amount     Fair value     Carrying amount    Fair value
                                       ---------------- ----------------- ---------------- ----------------
                                       ---------------- ----------------- ---------------- ----------------
   Assets (liabilities)
   Fixed maturities, available-for-
     sale ...........................     $32,752.6        $32,752.6          $29,007.4        $29,007.4
   Fixed maturities, trading ........         101.7            101.7               17.8             17.8
   Equity securities, available-for-
     sale ...........................         348.1            348.1              802.3            802.3
   Mortgage loans....................      10,829.4         10,987.8           10,884.6         11,164.6
   Policy loans......................         818.5            818.5              831.9            831.9
   Other investments.................       1,013.4          1,013.4              402.7            402.7
   Cash and cash equivalents.........       1,168.5          1,168.5            1,077.7          1,077.7
   Investment-type insurance
     contracts.......................     (24,816.4)       (25,660.9)         (23,282.6)       (23,642.4)
   Short-term debt...................      (1,243.9)        (1,243.9)          (1,378.4)        (1,378.4)
   Long-term debt....................        (578.7)          (594.3)            (617.6)          (613.7)

17. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the "State of Iowa"). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.

In 2002, we received written approval from the State of Iowa to recognize as admitted assets those assets pledged by us on behalf of a wholly owned subsidiary instead of nonadmitting such assets. At December 31, 2002, our statutory surplus was $698.7 million greater than it would have been if NAIC SAP had been followed for this transaction. This permitted practice has no effect on our net income for the year then ended.

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. If the State of Iowa were to rescind its permission for the transaction described above, our regulatory total adjusted capital would not fall below the authorized control level RBC amount. However, if such permission were rescinded, it is likely we would restructure or discontinue our program to pledge assets on behalf of our wholly owned subsidiary. At December 31, 2002, we meet the RBC requirements.

Statutory net income and statutory capital and surplus were as follows (in millions):

                                  As of or for the year ended December 31,
                                 2002               2001              2000
                           ------------------ ----------------- ---------------
                           ------------------ ----------------- ---------------

   Statutory net income...     $   402.1          $   415.0         $   912.6
   Statutory surplus......       3,339.2            3,483.8           3,356.4

18. Segment Information

We provide financial products and services through the following segments: U.S. Asset Management and Accumulation, Life and Health Insurance and Mortgage Banking. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The U.S. Asset Management and Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals and provides asset management services to our asset accumulation business, the life and health insurance operations and third-party clients.

The Life and Health insurance segment provides individual life and disability insurance to the owners and employees of businesses and other individuals in the U.S. and provides group life and health insurance to businesses in the U.S.

The Mortgage Banking segment originates and services residential mortgage loan products for customers primarily in the U.S.

The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities, income on capital not allocated to other segments, intersegment eliminations and non-recurring or other income or expenses not allocated to the segments based on review of the nature of such items. Prior to 2002, this segment also included international operations that offer retirement products and services, annuities, mutual funds and life insurance through subsidiaries in Argentina, Chile, Mexico and Hong Kong. During 2001 and 2000, we disposed of, distributed or dividended essentially all of our international operations to our parent, PFSI, described further in Note 4.

The Corporate and Other segment includes an equity ownership interest in Coventry Health Care, Inc. The ownership interest was sold in February 2002, described further in Note 4. The Corporate and Other segment's equity in earnings of Coventry Health Care, Inc., which was included in net investment income, was $2.1 million, $20.2 million and $20.6 million for the year ended December 31, 2002, 2001 and 2000, respectively.

We evaluate segment performance on segment operating earnings, which is determined by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and nonrecurring items which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of deferred policy acquisition costs, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains credited to customers and certain market value adjustments to fee revenues. Segment operating revenues exclude net realized/unrealized capital gains and their impact on recognition of front-end fee revenues. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, recurring operations of the business. However, segment operating earnings are not a substitute for net income determined in accordance with U.S. GAAP.

In 2002, non-recurring items of $109.8 million, net of income taxes, included
(1) the positive effect of the settlement of an IRS audit issue ($138.0 million) and (2) the negative effects of (a) an increase to a loss contingency reserve established for sales practice litigation ($21.6 million); (b) a cumulative effect of accounting change related to the implementation of SFAS 142 ($4.6 million); and (c) expenses related to the demutualization ($2.0 million).

In 2001, non-recurring items of $31.1 million, net of income taxes, included (1) the negative effects of (a) expenses related to the demutualization ($18.6 million); (b) a cumulative effect of change in accounting principle related to the implementation of SFAS 133 ($10.7 million); and (c) an increase to a loss contingency reserve established for sales practices litigation ($5.9 million); and (2) the positive effect of investment income generated from the proceeds of the IPO ($4.1 million).

In 2000, non-recurring items of $101.0 million, net of income taxes, included the negative effects of (a) a loss contingency reserve established for sales practices litigation ($93.8 million); and (b) expenses related to the development of a plan of demutualization ($7.2 million).

The accounting policies of the segments are similar to those as described in
Note 1, with the exception of capital allocation. We allocate capital to our segments based upon an internal capital model that allows management to more effectively manage our capital.

The following tables summarize selected financial information by segment as of or for the years ended December 31, 2002, 2001 and 2000, and reconciles segment totals to those reported in the consolidated financial statements (in millions):

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2002
   Revenues:
     Operating revenues............    $  3,690.2    $  3,946.8    $1,074.0    $   (3.8)    $  8,707.2
     Net realized/unrealized
       capital gains (losses)......        (357.8)        (93.6)        -          56.2         (395.2)
     Recognition of front-end fee
       revenues....................         (14.0)          -           -           -            (14.0)
     Capital gains distributed as
       market value adjustment....          (31.8)          -           -           -            (31.8)
                                     --------------------------- ----------- ----------------------------
   Revenues........................    $  3,286.6    $  3,853.2    $1,074.0    $   52.4     $  8,266.2
                                     =========================== =========== ============================
                                     =========================== =========== ============================

   Net income:
     Operating earnings............   $     368.5   $     233.1    $   93.3    $   10.1    $     705.0
     Net realized/unrealized
       capital gains (losses), as
       adjusted....................        (250.5)        (50.0)        -          37.8         (262.7)
     Nonrecurring items............           -            (4.6)        -         114.4          109.8
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   Net income......................   $     118.0   $     178.5    $   93.3    $  162.3    $     552.1
                                     =========================== =========== ============================
                                     =========================== =========== ============================
   Assets..........................     $70,311.8     $11,356.3    $3,740.1    $1,687.4      $87,095.6
                                     =========================== =========== ============================
                                     =========================== =========== ============================

   Other segment data:
     Revenues from external
       customers..................     $  3,253.9    $  3,858.6    $1,060.8    $   92.9     $  8,266.2
     Intersegment revenues.........          32.7          (5.4)       13.2       (40.5)           -
     Interest expense..............           3.5           0.5         -          (3.8)           0.2
     Income tax expense (benefit)..         (40.1)         95.3        72.5      (107.5)          20.2
     Amortization of intangibles...           0.2           0.1         -           -              0.3

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2001
   Revenues:
     Operating revenues.............    $  3,712.0     $  3,946.4  $   714.4  $   143.7    $  8,516.5
     Net realized/unrealized                                     )
       capital losses...............        (248.6)         (62.2        -       (181.9)       (492.7)
     Recognition of front-end fee
       revenues.....................           1.5            -          -          -             1.5
     Capital gains distributed
       as market value adjustment            (14.9)           -          -          -           (14.9)
     Investment income generated
       from IPO proceeds.........              -              -          -          6.3           6.3
                                      --------------- ----------- ---------- ---------------------------
   Revenues.........................    $  3,450.0     $  3,884.2  $   714.4 $    (31.9)   $  8,016.7
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================

   Net income:
                                                                  $
     Operating earnings.............   $     349.0    $     201.2       99.6 $     56.9   $     706.7
     Net realized/unrealized capital                             )
       losses, as adjusted..........        (164.7)         (33.8        -       (110.0)       (308.5)
     Nonrecurring items.............         (10.8)           0.1        -        (20.4)        (31.1)
                                      --------------- ----------- ---------- ---------------------------
                                      --------------- ----------- ---------- ---------------------------
   Net income (loss)................   $     173.5    $     167.5 $     99.6 $    (73.5)  $     367.1
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================
   Assets...........................     $68,507.0      $10,776.2   $2,718.8   $1,568.6     $83,570.6
                                      =============== =========== ========== ===========================
                                      =============== =========== ========== ===========================
   Other segment data:
     Revenues from external
       customers................        $  3,416.7     $  3,888.3  $   703.8 $       7.9   $  8,016.7
     Intersegment revenues..........          33.3           (4.1)      10.6      (39.8)          -
     Interest expense...............           3.3            0.8        -         19.9          24.0
     Income tax expense (benefit)...          (8.9)          86.2       62.5      (47.4)         92.4
     Amortization of goodwill and
       other intangibles...........            3.2            4.1        0.7        0.6           8.6

                                       U.S. Asset
                                       Management    Life and
                                           and        Health      Mortgage    Corporate
                                      Accumulation   Insurance    Banking     and Other    Consolidated
                                     --------------------------- ----------- ----------------------------
                                     --------------------------- ----------- ----------------------------
   2000
   Revenues:
     Operating revenues..........     $  3,431.6    $  4,122.6    $   359.4   $   345.9    $  8,259.5
     Net realized/unrealized
       capital gains (losses)....          (53.8)         70.8          -         134.8         151.8
     Recognition of front-end fee
       revenues..................            0.9           -            -           -             0.9
                                   --------------- ----------- ------------- ------------ --------------
                                   --------------- ----------- ------------- ------------ --------------
   Revenues......................     $  3,378.7    $  4,193.4    $   359.4   $   480.7    $  8,412.2
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============

   Net income:
     Operating earnings..........    $     349.0   $     162.3   $     49.8  $     80.6   $     641.7
     Net realized/unrealized
       capital gains (losses), as
       adjusted..................          (35.9)         47.3          -          89.5         100.9
     Nonrecurring items..........            -             -            -        (101.0)       (101.0)
                                   --------------- ----------- ------------- ------------ --------------
                                   --------------- ----------- ------------- ------------ --------------
   Net income....................      $           $             $     49.8  $     69.1   $     641.6
                                           313.1         209.6
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============
   Assets........................      $65,756.3     $10,569.0     $1,556.3    $2,521.3     $80,402.9
                                   =============== =========== ============= ============ ==============
                                   =============== =========== ============= ============ ==============

   Other segment data:
     Revenues from external
       customers.................     $  3,349.7    $  4,196.9    $   359.4   $   506.2    $  8,412.2
     Intersegment revenues.......           29.0          (3.5)         -         (25.5)          -
     Interest expense............            7.0           2.5          -         (12.2)         (2.7)
     Income tax expense..........           97.5         104.7         26.9        19.7         248.8
     Amortization of goodwill and
       other intangibles.........            1.0           7.7          0.8         3.2          12.7

The following table summarizes our operating revenues (in millions):

                                                          For the year ended December 31,
                                                 2002                 2001                  2000
                                           ------------------ ---------------------- -------------------

 U.S. Asset Management and Accumulation
 Full-service accumulation.............           $1,076.5           $1,116.6             $1,210.4
 Full-service payout...................            1,191.8            1,214.8                920.6
 Investment only.......................              886.4              918.1                881.7
                                           ------------------ ---------------------- -------------------
   Total pension.......................                               3,249.5              3,012.7
                                                   3,154.7

 Individual annuities..................              303.8              263.3                267.5
 Other and eliminations................               49.7               33.9                  9.2
                                           ------------------ ---------------------- -------------------
     Total U.S. Asset Accumulation.....                               3,546.7              3,289.4
                                                   3,508.2
 Eliminations..........................              (33.4)             (29.6)               (32.0)
 Principal Global Investors............              215.4              194.9                174.2
                                           ------------------ ---------------------- -------------------
     Total U.S. Asset Management and               3,690.2            3,712.0              3,431.6
        Accumulation...................

 Life and Health Insurance

 Life insurance........................            1,629.6            1,658.7              1,693.1
 Health insurance......................            2,058.3            2,061.3              2,221.4
 Disability insurance..................              258.9              226.4                208.1
                                           ------------------ ---------------------- -------------------
     Total Life and Health Insurance...            3,946.8            3,946.4              4,122.6

 Mortgage Banking
 Mortgage loan production..............              483.9              311.4                 45.6
 Mortgage loan servicing...............              590.1              403.0                313.8
                                           ------------------ ---------------------- -------------------
     Total Mortgage Banking............            1,074.0              714.4                359.4

 Corporate and Other...................               (3.8)             143.7                345.9
                                           ------------------ ---------------------- -------------------

 Total operating revenues..............           $8,707.2           $8,516.5             $8,259.5
                                           ================== ====================== ===================

 Total operating revenues..............           $8,707.2           $8,516.5             $8,259.5
 Net realized/unrealized capital gains
    (losses) including recognition of front-
    end fees revenues and certain market
    value adjustments to fee revenues..             (441.0)            (506.1)               152.7
 Non-recurring.........................                -                  6.3                  -
                                           ------------------ ---------------------- -------------------
 Total GAAP revenues...................           $8,266.2           $8,016.7             $8,412.2
                                           ================== ====================== ===================

Prior to 2002, we operated in the U.S. and in selected markets internationally (including Chile, Mexico, Argentina and Hong Kong). The following table summarizes selected financial information by geographic location as of or for the year ended December 31 (in millions):

                     Revenues        Long-lived    Assets        Net income
                                       assets                      (loss)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   2002
   U.S............     $8,266.2          $559.6     $87,095.6          $552.1
   International..          -               -             -               -
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,266.2          $559.6     $87,095.6          $552.1
                     ============= ============================= ==============
                     ============= ============================= ==============

   2001
   U.S............     $8,021.9          $563.9     $83,570.6          $388.7
   International..         (5.2)            -             -             (21.6)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,016.7          $563.9     $83,570.6          $367.1
                     ============= ============================= ==============
                     ============= ============================= ==============

   2000
   U.S............     $8,175.3          $533.8     $79,719.1          $658.5
   International..        236.9            47.1         683.8           (16.9)
                     ------------- ----------------------------- --------------
                     ------------- ----------------------------- --------------
   Total..........     $8,412.2          $580.9     $80,402.9          $641.6
                     ============= ============================= ==============

Long-lived assets include property and equipment and goodwill and other intangibles.

Our operations are not materially dependent on one or a few customers, brokers or agents, and revenues, assets. Operating earnings were attributed to geographic location based on the country of domicile the sales originated.

19. Stock-Based Compensation Plans

As of December 31, 2002, PFG sponsors the Stock Incentive Plan, Stock Purchase Plan and Long Term Performance Plan, which result in an expense for us.

Under the terms of the Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units and stock appreciation rights. Options outstanding under the Stock Incentive Plan were granted at a price equal to the market value of PFG common stock on the date of grant, graded or cliff-vested over a three-year period for employees still employed or under contract, and expire ten years after the grant date.

PFG also maintains the Long Term Performance Plan, which provides the opportunity for eligible executives to share in the success of PFG if specified minimum corporate performance objectives are achieved over a three-year period. This plan was amended in May 2001, to utilize stock as an option for payment starting with payments in 2003. For the years ended December 31, 2002 and 2001, we recorded compensation expense of $3.0 million and $11.1 million, respectively, related to the plan.

Under PFG's Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. The maximum amount an employee may contribute during any plan year is the lesser of $10,000, or such greater or lesser amount as determined by the plan administrator, and 10% of the employee's salary. Employees may purchase shares of PFG common stock at a price equal to 85% of the share's fair market value as of the beginning or end of the quarter, whichever is lower.

In 2001, compensation expense was recognized for stock option awards issued to career agents using the fair value method as prescribed in FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25. The compensation cost that has been charged against income for the Stock Incentive Plan and Stock Purchase Plan was $9.1 million and $0.01 million for 2002 and 2001, respectively.

The weighted-average estimated fair value of stock options granted during 2002 and 2001 using the Black-Scholes option valuation model was $10.18 and $6.07 per share, respectively. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model and the following assumptions:

                                          2002               2001
                                    --------------     --------------
   Dividend yield...............
                                             .91   %            1.12  %
                                    ==============     ==============

   Expected volatility..........           32.5    %           37.5   %
                                    ==============     ==============
   Risk-free interest rate......            4.7
                                                   %            3.7   %
                                    ==============     ==============
   Expected life (in years).....
                                            6                   3
                                    ==============     ==============

The fair value of the employees' purchase rights, which represent a price equal to 15% of the share's fair market value under the Stock Purchase Plan, was $1.6 million in 2001.

20. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2002 and 2001:

                                                               For the three months ended
                                             March 31          June 30         September 30      December 31
                                         ----------------------------------- -----------------------------------
                                         -----------------------------------------------------------------------
                                                                     (in millions)
2002
  Total revenues........................     $2,102.3         $2,169.9           $1,880.2          $2,113.8
  Total expenses........................      1,773.6          2,049.8            1,847.9           2,018.0
  Income before cumulative effect of
     accounting change, net of related
     income taxes.......................        228.2             98.8               32.9             196.8
  Net income............................        223.6             98.8               32.9             196.8

2001
  Total revenues........................     $2,115.5         $1,888.8           $2,148.3          $1,864.1
  Total expenses........................      1,953.0          1,742.1            1,999.5           1,851.9
   Income before cumulative effect of
     accounting change, net of related
     income taxes.......................        131.4            115.7              113.8              16.9
  Net income............................        120.7            115.7              113.8              16.9